                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-5696

                         RIVERSOURCE GLOBAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
ABSOLUTE RETURN CURRENCY AND INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE ABSOLUTE RETURN
CURRENCY AND INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH POSITIVE
ABSOLUTE RETURN.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

                                       RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     20

Notes to Financial Statements.......     25

Report of Independent Registered
   Public Accounting Firm...........     47

Federal Income Tax Information......     48

Board Members and Officers..........     52

Proxy Voting........................     55

Change in Independent Registered
   Public Accounting Firm...........     56

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 2 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Absolute Return Currency and Income Fund seeks to provide shareholders with positive absolute return.

FOREIGN CURRENCY EXPOSURE BREAKDOWN*

Percentage of portfolio exposure: short forward currency contracts
(PIE CHART)

Japanese Yen                                                 50.0%
European Monetary Unit                                       30.0%
Canadian Dollar                                              20.0%

Percentage of portfolio exposure: long forward currency contracts
(PIE CHART)

New Zealand Dollar                                           49.9%
Norwegian Krone                                              30.1%
Australian Dollar                                            20.0%

* The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains the exposure that it would have if it had bought or sold the currencies directly. See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on these financial instruments.

SECTOR BREAKDOWN

Percentage of bond and cash & cash equivalents portfolio assets
(PIE CHART)

Cash & Cash Equivalents                                      63.5%
Asset-Backed                                                 16.1%
Corporate Bonds(1)                                           15.3%
Commercial Mortgage-Backed                                    2.7%
Mortgage-Backed                                               2.4%

(1) Includes Financials 10.2%, Consumer Discretionary 1.5%, Telecommunication 1.1%, Industrials 0.8%, Energy 0.6%, Health Care 0.6% and Consumer Staples 0.5%.

--------------------------------------------------------------------------------

              RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AAA bonds                                                    61.7%
AA bonds                                                     16.8%
A bonds                                                      13.1%
BBB bonds                                                     8.4%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA               17

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     RARAX          06/15/06
Class B                        --          06/15/06
Class C                     RARCX          06/15/06
Class I                     RVAIX          06/15/06
Class R4(1)                    --          06/15/06
Class R5                    RARRX          10/18/07
Class W                     RACWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $131.1 million
Number of holdings                               74

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

--------------------------------------------------------------------------------

 4 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Absolute Return Currency and Income
  Fund Class A (excluding sales charge)                 +9.96%

Citigroup 3-month U.S. Treasury Bill Index
  (unmanaged)                                           +4.95%

(see "The Fund's Long-term Performance" for Index descriptions)
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.36%                      1.36%
Class B                                             2.10%                      2.10%
Class C                                             2.12%                      2.12%
Class I                                             1.07%                      1.07%
Class R4(a)                                         1.39%                      1.35%(b)
Class R5(c)                                         1.06%                      1.06%
Class W(d)                                          1.54%                      1.54%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 1.35% for Class R4.
(c)  Inception date for Class R5 was Oct. 18, 2007.
(d)  Inception date for Class W was Dec. 1, 2006.
--------------------------------------------------------------------------------

              RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 6/15/06)          +9.96%    +8.97%
 Class B (inception 6/15/06)          +9.38%    +8.40%
 Class C (inception 6/15/06)          +9.37%    +8.38%
 Class I (inception 6/15/06)         +10.49%    +9.50%
 Class R4* (inception 6/15/06)       +10.27%    +9.23%
 Class R5 (inception 10/18/07)          N/A     +0.44%**
 Class W (inception 12/1/06)            N/A     +9.21%**
WITH SALES CHARGE
 Class A (inception 6/15/06)          +4.77%    +5.17%
 Class B (inception 6/15/06)          +4.38%    +5.57%
 Class C (inception 6/15/06)          +2.77%    +8.38%

AT SEPT. 30, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 6/15/06)         +10.19%    +8.81%
 Class B (inception 6/15/06)          +9.64%    +8.28%
 Class C (inception 6/15/06)          +9.64%    +8.28%
 Class I (inception 6/15/06)         +10.74%    +9.37%
 Class R4* (inception 6/15/06)       +10.52%    +9.10%
 Class W (inception 12/1/06)            N/A     +8.36%**
WITH SALES CHARGE
 Class A (inception 6/15/06)          +4.96%    +4.79%
 Class B (inception 6/15/06)          +4.64%    +5.24%
 Class C (inception 6/15/06)          +3.11%    +8.28%

Class A share performance reflects the maximum sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class R5 and Class W shares. Class I, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Absolute Return Currency and Income Fund, discusses the Fund's results and positioning for the 12-month period ended Oct. 31, 2007.

At Oct. 31, 2007, approximately 94% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Absolute Return Currency and Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 34, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Absolute Return Currency and Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 12 and 31.

Q: How did RiverSource Absolute Return Currency and Income Fund perform for the year ended Oct. 31, 2007?

A: RiverSource Absolute Return Currency and Income Fund's Class A shares increased 9.96% (excluding sales charge) for the year ended Oct. 31, 2007. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Citigroup Index), which increased 4.95% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: We use a two-part investment process. The first part includes investments in high quality, short-term fixed income securities with minimal interest rate risk with a goal to generate positive total return. These short-term investments are also designated, as necessary, to cover obligations invested through the second component of our strategy, which is based on a proprietary quantitative model. Our model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on that ranking, we enter into long forward currency contracts for the three most attractive currencies compared to the U.S. dollar and enter into short forward currency contracts for the three least attractive currencies compared to the U.S. dollar. The Fund experiences profits or losses to the extent the value of the currency appreciates or depreciates relative to the U.S. dollar.

--------------------------------------------------------------------------------

              RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   During the period, we were able to generate positive total return from the Fund's investment in short-term fixed income securities, and we were able to add additional value through the use of our proprietary quantitative model. For the year ended Oct. 31, 2007, the Fund's positioning in the Australian dollar, New Zealand dollar, British pound, Norwegian krone and Japanese yen benefited the Fund's results. Positioning in the Swedish krona, euro, Swiss franc and Canadian dollar detracted from the Fund's performance.

   IN OUR VIEW, REMAINING NEUTRAL TO THE U.S. DOLLAR HELPS CONTROL OVERALL VOLATILITY OF THE FUND'S INVESTMENT STRATEGY.


Q: How would you describe your current investment strategy?

A: We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, which is the base currency. In our view, remaining neutral to the U.S. dollar helps control overall volatility of the Fund's investment strategy. We also use an externally developed but fully integrated risk management system to help us monitor and manage market risk. We believe the Fund is designed to do well in either rising or falling dollar environments.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus or minus the gain or loss resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

--------------------------------------------------------------------------------

 8 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   It is important to remember that the Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term U.S. dollar-denominated corporate debt securities rated investment grade, or, if unrated, determined to be of comparable quality.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

              RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Absolute Return Currency and Income Fund Class A shares (from 07/01/06 to 10/31/07)* as compared to the performance of a widely cited performance index, the Citigroup 3-month U.S. Treasury Bill Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index data is from July 1, 2006.

COMPARATIVE RESULTS

                                                        SINCE
Results at Oct. 31, 2007                  1 YEAR     INCEPTION(2)
RIVERSOURCE ABSOLUTE RETURN AND CURRENCY INCOME FUND (INCLUDES
SALES CHARGE)
 Class A Cumulative value of $10,000      $10,477      $10,723
        Average annual total return         +4.77%       +5.17%
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(1)
        Cumulative value of $10,000       $10,495      $10,670
        Average annual total return         +4.95%       +4.98%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND LINE GRAPH)

                                                                RIVERSOURCE ABSOLUTE RETURN
                                                             CURRENCY AND INCOME FUND CLASS A    CITIGROUP 3-MONTH U.S. TREASURY
                                                                  (INCLUDES SALES CHARGE)                BILL INDEX(1)
                                                             ---------------------------------   -------------------------------
7/1/06                                                                    $ 9,525                             $10,000
10/31/06                                                                    9,751                              10,167
4/30/07                                                                    10,324                              10,421
10/31/07                                                                   10,723                              10,670

(1) The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.
(2) Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index data is from July 1, 2006.
--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

 12 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

                             BEGINNING         ENDING         EXPENSES
                           ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING     ANNUALIZED
                           MAY 1, 2007(A)   OCT. 31, 2007   THE PERIOD(B)   EXPENSE RATIO
 Class A
   Actual(c)                   $1,000         $1,038.60        $ 7.35(d)        1.43%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.00        $ 7.27(d)        1.43%
 Class B
   Actual(c)                   $1,000         $1,037.90        $10.79(d)        2.10%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.62        $10.66(d)        2.10%
 Class C
   Actual(c)                   $1,000         $1,037.70        $10.99(d)        2.14%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.42        $10.87(d)        2.14%
 Class I
   Actual(c)                   $1,000         $1,042.20        $ 5.46(d)        1.06%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.86        $ 5.40(d)        1.06%
 Class R4*
   Actual(c)                   $1,000         $1,042.00        $ 6.79(d)        1.32%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.55        $ 6.72(d)        1.32%
 Class R5
   Actual(e)                   $1,000         $1,004.40        $ 0.38(d)        1.06%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.86        $ 5.40(d)        1.06%

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  13

                             BEGINNING         ENDING         EXPENSES
                           ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING     ANNUALIZED
                           MAY 1, 2007(A)   OCT. 31, 2007   THE PERIOD(B)   EXPENSE RATIO
 Class W
   Actual(c)                   $1,000         $1,039.80        $ 7.92(d)        1.54%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.44        $ 7.83(d)        1.54%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) The beginning account value for Class R5 is as of Oct. 18, 2007 (when Class R5 shares became publicly available) for actual expense calculations and as of May 1, 2007 for hypothetical expense calculations.
(b) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The actual expense paid for Class R5 is equal to the Class R5 expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 13/365 to reflect the number of days in the period from Oct. 18, 2007 to Oct. 31, 2007.
(c) Based on the actual return for the six months ended Oct. 31, 2007: +3.86% for Class A, +3.79% for Class B, +3.77% for Class C, +4.22% for Class I, +4.20% for Class R4 and +3.98% for Class W.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.47% for Class A, 2.23% for Class B, 2.22% for Class C, 1.17% for Class I, 1.35% for Class R4, 1.22% for Class R5 and 1.62% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2007. If this change had been in place for the entire six month period ended Oct. 31, 2007, the actual expense paid would have been $6.95 for Class R4 and the hypothetical expense paid would have been $6.87 for Class R4. The actual and hypothetical expenses for Class A, Class B, Class C, Class I, Class R5 and Class W would have been the same as those expenses presented in the table above.
(e) Based on the actual return on Class R5 of +0.44% for the period from Oct. 18, 2007 to Oct. 31, 2007.

--------------------------------------------------------------------------------

 14 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (36.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (15.9%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.20%       $1,500,000(d,e)         $1,492,943
Citibank Credit Card Issuance Trust
 Series 2003-A9 Cl A9
  11-22-10                           5.59           455,000(e)              454,579
Citibank Credit Card Issuance Trust
 Series 2007-A1 Cl A1
  03-22-12                           5.20         1,000,000(e)              994,531
College Loan Corp Trust
 Series 2003-2 Cl A3
  07-25-13                           5.28           965,607(e)              962,589
College Loan Corp Trust
 Series 2004-1 Cl A2
  04-25-16                           5.19         2,500,000(e)            2,497,500
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.03         1,000,000(e)              984,531
Countrywide Home Equity Loan Trust
 Series 2005-H Cl 2A (FGIC)
  12-15-35                           5.33           218,119(e,g)            211,131
Countrywide Home Equity Loan Trust
 Series 2005-M Cl A2 (MBIA)
  02-15-36                           5.21           288,356(e,g)            288,307
Ford Credit Floorplan Master Owner Trust
 Series 2006-3 Cl A
  06-15-11                           5.27           900,000(e)              894,859
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
  10-25-25                           5.39           895,134(e,g)            889,679
Nissan Auto Receivables Owner Trust
 Series 2003-C Cl A5
  03-16-09                           3.21            68,156                  68,099
Northstar Education Finance
 Series 2007-1 Cl A2
  01-29-46                           5.03           750,000(e)              746,719
Providian Master Note Trust
 Series 2006-A1A Cl A
  01-15-13                           5.12         1,000,000(d,e)            989,810

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Residential Asset Securities
 Series 2006-KS2 Cl A2
  03-25-36                           5.00%         $800,000(e)             $793,250
SLM Student Loan Trust
 Series 2003-10A Cl A2
  12-16-19                           5.85         1,000,000(d,e)          1,000,469
SLM Student Loan Trust
 Series 2004-3 Cl A3
  04-25-16                           5.17           829,594(e)              829,255
SLM Student Loan Trust
 Series 2005-5 Cl A1
  01-25-18                           5.08            95,656(e)               95,667
SLM Student Loan Trust
 Series 2005-5 Cl A2
  10-25-21                           5.16         1,000,000(e)              981,563
SLM Student Loan Trust
 Series 2005-B Cl A1
  12-16-19                           5.73           843,108(e)              837,707
SLM Student Loan Trust
 Series 2006-2 Cl A2
  01-25-17                           5.08           164,653(e)              164,652
SLM Student Loan Trust
 Series 2006-5 Cl A2
  07-25-17                           5.07           939,905(e)              934,325
SLM Student Loan Trust
 Series 2006-A Cl A1
  03-16-20                           5.71         1,798,075(e)            1,798,075
SLM Student Loan Trust
 Series 2006-C Cl A2
  09-15-20                           5.74         1,000,000(e)              982,969
SLM Student Loan Trust
 Series 2007-2 Cl A2
  07-25-17                           5.08         1,000,000(e)              968,125
Structured Asset Investment Loan Trust
 Series 2006-1 Cl A1
  01-25-36                           4.95            90,113(e)               89,860
                                                                    ---------------
Total                                                                    20,951,194
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  15

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

COMMERCIAL MORTGAGE-BACKED (2.7%)(f)
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           5.67%         $250,000(d,e)           $249,053
First Union-Lehman Brothers-
 Bank of America
 Series 1998-C2 Cl A2
  11-18-35                           6.56           974,553                 975,439
Morgan Stanley Capital I
 Series 2003-IQ6 Cl A1
  12-15-41                           2.80           482,252                 479,557
TrizecHahn Office Properties Trust
 Series 2001-TZHA Cl C3
  03-15-13                           6.52         1,363,412(d)            1,364,694
Wachovia Bank Commercial Mtge Trust
 Series 2005-C17 Cl A1
  03-15-42                           4.43           454,512                 453,014
                                                                    ---------------
Total                                                                     3,521,757
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (2.4%)(f)
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
  02-25-37                           4.96           519,399(e)              515,976
Downey Savings & Loan Assn
 Mtge Loan Trust Collateralized
 Mtge Obligation
 Series 2006-AR2 Cl 2AB1
  11-19-37                           5.11           720,616(k)              709,040
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
  01-19-38                           5.11           862,679(k)              859,400
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.25         1,066,964(k)            1,019,537
                                                                    ---------------
Total                                                                     3,103,953
-----------------------------------------------------------------------------------

AUTOMOTIVE (0.3%)
American Honda Finance
  07-11-08                           5.33           400,000(d,e)            400,302
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

BANKING (4.7%)
ANZ Natl Intl
  08-07-09                           5.40%         $750,000(c,d,e)         $747,420
Bank of America
 Sr Nts
  02-17-09                           5.67           640,000(e)              640,673
Citigroup
  06-09-09                           5.86           640,000(e)              640,449
JPMorgan Chase & Co
 Sr Nts
  12-22-08                           5.26           400,000(e)              399,324
  03-09-09                           5.90           250,000(e)              249,985
Rabobank Nederland
 Sr Nts
  01-15-09                           5.26           600,000(c,d,e)          599,242
Santander US Debt Unipersonal
 Bank Guaranteed
  09-19-08                           5.30           640,000(c,d,e)          639,624
Wachovia
 Sr Nts
  10-28-08                           5.03           640,000(e)              639,493
Washington Mutual
 Sr Unsecured
  01-15-10                           5.54           750,000(e)              736,020
Wells Fargo & Co
  03-10-08                           5.76           640,000(e)              640,316
World Savings Bank FSB
 Sr Nts
  03-02-09                           5.75           400,000(e)              401,181
                                                                    ---------------
Total                                                                     6,333,727
-----------------------------------------------------------------------------------

BROKERAGE (2.5%)
Bear Stearns Companies
  03-30-09                           5.29           750,000(e)              743,516
Credit Suisse First Boston USA
  12-09-08                           5.85           640,000(e)              639,723
Lehman Brothers Holdings
  10-22-08                           5.27           640,000(e)              636,749
Merrill Lynch & Co
  08-22-08                           5.59           640,000(e)              638,188
Morgan Stanley
 Sr Unsecured
  02-09-09                           5.47           640,000(e)              637,987
                                                                    ---------------
Total                                                                     3,296,163
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

CONSTRUCTION MACHINERY (0.8%)
Caterpillar Financial Services
  10-28-08                           5.08%         $400,000(e)             $399,153
John Deere Capital
  06-10-08                           5.85           640,000(e)              641,186
                                                                    ---------------
Total                                                                     1,040,339
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.5%)
Diageo Capital
  11-10-08                           5.48           640,000(c,e)            638,532
-----------------------------------------------------------------------------------

HEALTH CARE (0.6%)
Cardinal Health
 Sr Unsecured
  10-02-09                           5.50           750,000(d,e)            751,332
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.6%)
Anadarko Petroleum
 Sr Unsecured
  09-15-09                           6.09           750,000(e)              746,774
-----------------------------------------------------------------------------------

LIFE INSURANCE (1.3%)
ING Security Life Institutional Funding
  01-14-08                           5.32           640,000(d,e)            640,492
Pacific Life Global Funding
  11-13-08                           5.59           400,000(d,e)            400,080
Pricoa Global Funding 1
  09-12-08                           5.71           640,000(d,e)            639,748
                                                                    ---------------
Total                                                                     1,680,320
-----------------------------------------------------------------------------------

MEDIA CABLE (0.6%)
Comcast
  07-14-09                           5.54           750,000(e)              746,994
-----------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.5%)
General Electric Capital
  12-01-08                           5.73           640,000(e)              640,086
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.5%)
Berkshire Hathaway Finance
  01-11-08                           5.30           640,000(e)              640,632
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.5%)
Allstate Life Global Funding Trusts
 Secured
  11-14-07                           5.60           640,000(e)              639,985
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

RETAILERS (0.6%)
Home Depot
 Sr Unsecured
  12-16-09                           5.82%         $750,000(e)             $740,744
-----------------------------------------------------------------------------------

WIRELINES (1.1%)
BellSouth Sr Unsecured
  08-15-08                           5.66           750,000(e)              749,307
Telefonica Emisiones
  06-19-09                           5.89           750,000(c,e)            750,383
                                                                    ---------------
Total                                                                     1,499,690
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $47,585,964)                                                     $47,372,524
-----------------------------------------------------------------------------------

MONEY MARKET FUND (45.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 59,906,480(h)          $59,906,480
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $59,906,480)                                                     $59,906,480
-----------------------------------------------------------------------------------

FLOATING RATE NOTES (2.3%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
WhistleJacket Capital LLC
  02-25-08                           5.15%       $3,000,000(b)           $2,998,860
-----------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
(Cost: $3,000,154)                                                       $2,998,860
-----------------------------------------------------------------------------------

SHORT-TERM SECURITIES (14.8%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (3.0%)
Cullinan Finance
  11-21-07                           4.96%       $4,000,000(b)           $3,988,614
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  17

SHORT-TERM SECURITIES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)

COMMERCIAL PAPER (11.8%)
Alpine Securitization
  01-02-08                           4.67%       $4,000,000(j)           $3,967,998
Cheyne Finance LLC
  11-20-07                           4.99         2,000,000(b,i)          1,994,546
  12-11-07                           4.91         2,000,000(b,i)          1,989,040
Grampian Funding LLC
  12-14-07                           5.06         4,000,000(j)            3,975,740

SHORT-TERM SECURITIES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
COMMERCIAL PAPER (CONT.)
Sigma Finance
  11-29-07                           5.08%       $3,500,000(b)           $3,485,929
                                                                    ---------------
Total                                                                    15,413,253
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $19,396,606)                                                     $19,401,867
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $129,889,204)(l)                                                $129,679,731
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Denotes investments in structured investment vehicles ("SIVs"). See Note 8 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2007, the value of foreign securities represented 2.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $9,915,209 or 7.6% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     FGIC - Financial Guaranty Insurance Company

     MBIA - MBIA Insurance Corporation

(h)  Affiliated Money Market Fund - See Note 6 to the financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities have been fair valued according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2007, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Cheyne Finance LLC
   4.99% Commercial Paper 2007                      05-22-07           $1,994,527
   4.91% Commercial Paper 2007                      06-11-07            1,988,411

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $7,943,738 or 6.1% of net assets.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2007.

(l) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $129,889,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $29,455
Unrealized depreciation                                               (238,928)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(209,473)
------------------------------------------------------------------------------

See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on open forward foreign currency exchange contracts.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $69,982,724)           $ 69,773,251
   Affiliated money market fund (identified cost
      $59,906,480) (Note 6)                                       59,906,480
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $129,889,204)                                                 129,679,731
Capital shares receivable                                          1,382,872
Dividends and accrued interest receivable                            251,308
Unrealized appreciation on forward foreign currency
   contracts (Note 5)                                                438,850
----------------------------------------------------------------------------
Total assets                                                     131,752,761
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                      316,463
Capital shares payable                                                 4,775
Unrealized depreciation on forward foreign currency
   contracts (Note 5)                                                273,350
Accrued investment management services fee                             3,154
Accrued distribution fee                                                  57
Accrued transfer agency fee                                               17
Accrued administrative services fee                                      284
Other accrued expenses                                                48,548
----------------------------------------------------------------------------
Total liabilities                                                    646,648
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $131,106,113
============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    123,788
Additional paid-in capital                                       125,349,872
Undistributed net investment income                                   86,566
Accumulated net realized gain (loss)                               5,589,860
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                               (43,973)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $131,106,113
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $  8,851,115
                                            Class B                            $     10,579
                                            Class C                            $    220,172
                                            Class I                            $121,969,554
                                            Class R4                           $     39,493
                                            Class R5                           $      9,975
                                            Class W                            $      5,225
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)       836,275    $      10.58
                                            Class B shares            1,000    $      10.58
                                            Class C shares           20,826    $      10.57
                                            Class I shares       11,515,491    $      10.59
                                            Class R4 shares           3,733    $      10.58
                                            Class R5 shares             942    $      10.59
                                            Class W shares              494    $      10.58
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.91. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $4,419,836
Income distributions from affiliated money market fund (Note
   6)                                                              940,092
   Less foreign taxes withheld                                      (6,342)
--------------------------------------------------------------------------
Total income                                                     5,353,586
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 887,341
Distribution fee
   Class A                                                          12,511
   Class B                                                             103
   Class C                                                             121
   Class W                                                              12
Transfer agency fee
   Class A                                                             196
   Class B                                                               3
   Class C                                                               4
   Class R4                                                              4
   Class W                                                              10
Service fee -- Class R4                                                  1
Administrative services fee                                         79,761
Plan administration services fee -- Class R4                            23
Compensation of board members                                        1,630
Custodian fees                                                       9,487
Printing and postage                                                22,625
Registration fees                                                   32,330
Professional fees                                                   34,028
Other                                                                3,328
--------------------------------------------------------------------------
Total expenses                                                   1,083,518
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                           (5)
--------------------------------------------------------------------------
                                                                 1,083,513
   Earnings and bank fee credits on cash balances (Note 2)            (304)
--------------------------------------------------------------------------
Total net expenses                                               1,083,209
--------------------------------------------------------------------------
Investment income (loss) -- net                                  4,270,377
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $   27,635
   Foreign currency transactions                                 5,627,397
   Payment from affiliate (Note 1)                                  44,795
--------------------------------------------------------------------------
Net realized gain (loss) on investments                          5,699,827
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     (119,494)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            5,580,333
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $9,850,710
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE PERIOD
                                                      YEAR ENDED      FROM JUNE 15, 2006*
                                                     OCT. 31, 2007     TO OCT. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                      $  4,270,377        $    846,221
Net realized gain (loss) on investments                 5,699,827             738,569
Net change in unrealized appreciation
   (depreciation) on
   investments and on translation of assets and
   liabilities in
   foreign currencies                                    (119,494)            107,402
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                      9,850,710           1,692,192
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                            (203,734)           (124,233)
      Class B                                                (336)                (95)
      Class C                                                (605)                (95)
      Class I                                          (4,073,834)           (684,162)
      Class R4                                               (464)               (130)
      Class R5                                                (35)                N/A
      Class W                                                (179)                N/A
   Net realized gain
      Class A                                             (98,464)                 --
      Class B                                                 (99)                 --
      Class C                                                 (99)                 --
      Class I                                            (704,931)                 --
      Class R4                                                (99)                 --
      Class W                                                 (49)                N/A
-----------------------------------------------------------------------------------------
Total distributions                                    (5,082,928)           (808,715)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  23

                                                                        FOR THE PERIOD
                                                      YEAR ENDED      FROM JUNE 15, 2006*
                                                     OCT. 31, 2007     TO OCT. 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                           $  8,607,654        $         --
   Class C shares                                         209,110                  --
   Class I shares                                      46,377,881          67,145,518
   Class R4 shares                                         28,800                  --
   Class R5 shares                                         10,000                 N/A
   Class W shares                                           5,000                 N/A
Reinvestment of distributions at net asset value
   Class A shares                                          20,454                  --
   Class C shares                                             261                  --
   Class I shares                                       4,778,225             684,028
   Class R4 shares                                             44                  --
Payments for redemptions
   Class A shares                                     (10,093,640)                 --
   Class I shares                                      (1,818,898)           (475,083)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                  48,124,891          67,354,463
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                52,892,673          68,237,940
Net assets at beginning of year (Note 1)               78,213,440           9,975,500**
-----------------------------------------------------------------------------------------
Net assets at end of year                            $131,106,113        $ 78,213,440
=========================================================================================
Undistributed net investment income                  $     86,566        $     50,581
-----------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,000,000 was contributed on June 8, 2006. The Fund had a decrease in net assets resulting from operations of $24,500 during the period from June 8, 2006 to June 15, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Absolute Return Currency and Income Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in short-term debt obligations and forward foreign currency contracts. On June 8, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) invested $10,000,000 in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 1,000 shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager. Operations commenced on June 15, 2006.

Prior to October 18, 2007, the Fund had not engaged in a broad public offering of its shares and was only available to certain limited institutional investors and to investors purchasing class W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Oct. 31, 2007, the Investment Manager owned 100% of Class W shares.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

Effective Oct. 18, 2007, the Fund offers an additional class of shares, Class R5, to certain institutional investors. These shares are sold without a front-end sales

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT 25 charge or CDSC. At Oct. 31, 2007, the Investment Manager owned 100% of Class R5 shares.

At Oct. 31, 2007, the Investment Manager owned 100% of Class B shares and the Investment Manager and the affiliated funds-of-funds owned 100% of Class I shares.

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned approximately 94% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take

--------------------------------------------------------------------------------

 26 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Oct. 31, 2007 was $3,983,586 representing 3.04% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2007, the Fund had no outstanding forward-commitments.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended Oct. 31, 2007.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT 27 obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or

--------------------------------------------------------------------------------

 28 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

PAYMENT FROM AFFILIATE

During the year ended Oct. 31, 2007, Ameriprise Financial voluntarily reimbursed the Fund $44,795 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $44,795 and accumulated net realized gain has been decreased by $44,795.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  29

The tax character of distributions paid for the periods indicated is as follows:

                                                              FOR THE PERIOD FROM
                                              YEAR ENDED       JUNE 15, 2006(A)
                                             OCT. 31, 2007     TO OCT. 31, 2006
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................     $  243,304           $124,233
      Long-term capital gain.............         58,894                 --
CLASS B
Distributions paid from:
      Ordinary income....................            376                 95
      Long-term capital gain.............             59                 --
CLASS C
Distributions paid from:
      Ordinary income....................            645                 95
      Long-term capital gain.............             59                 --
CLASS I
Distributions paid from:
      Ordinary income....................      4,357,132            684,162
      Long-term capital gain.............        421,633                 --
CLASS R4(B)
Distributions paid from:
      Ordinary income....................            504                130
      Long-term capital gain.............             59                 --
CLASS R5(C)
Distributions paid from:
      Ordinary income....................             35                N/A
      Long-term capital gain.............             --                N/A
CLASS W(D)
Distributions paid from:
      Ordinary income....................            199                N/A
      Long-term capital gain.............             29                N/A

(a)  When shares became publicly available.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007.
(d)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................    $2,406,327
Undistributed accumulated long-term gain....................    $3,436,365
Unrealized appreciation (depreciation)......................    $ (210,239)

--------------------------------------------------------------------------------

 30 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2007, was 0.89% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  31

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $1,004 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Funds average daily net assets attributable to Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

 32 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has agreements with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $10,519 for Class A for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Oct. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.31% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $5 for Class R4. Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I, 1.31% for Class R4, 1.22% for Class R5 and 1.57% for Class W of the Fund's average daily net assets. Effective Nov. 1, 2007, the Investment Manager and its affiliates have

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT 33 contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.47% for Class A, 2.23% for Class B, 2.22% for Class C, 1.17% for Class I, 1.35% for Class R4, 1.22% for Class R5 and 1.62% for Class W of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian fees were reduced by $304 as a result of earnings credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $26,903,970 and $13,726,682, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                           YEAR ENDED OCT. 31, 2007
                                       ISSUED FOR
                                       REINVESTED                          NET
                           SOLD       DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A                    815,101         1,939       (976,765)         (159,725)
Class B                         --            --            --                 --
Class C                     19,801            25            --             19,826
Class I                  4,483,439       462,890       (173,987)        4,772,342
Class R4(a)                  2,729             4            --              2,733
Class R5(b)                    942            --            --                942
Class W(c)                     494            --            --                494
--------------------------------------------------------------------------------------

                                       JUNE 15, 2006(D) TO OCT. 31, 2006
                                       ISSUED FOR
                                       REINVESTED                          NET
                           SOLD       DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A                         --            --            --                 --
Class B                         --            --            --                 --
Class C                         --            --            --                 --
Class I                  6,721,344        67,960       (47,155)         6,742,149
Class R4(a)                     --            --            --                 --
--------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007.
(c)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(d)  When shares became publicly available.

--------------------------------------------------------------------------------

 34 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            CURRENCY TO            CURRENCY TO        UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED           BE RECEIVED       APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------
Dec. 05, 2007                      11,866,000           12,428,775     $     --       $133,236
                              Canadian Dollar          U.S. Dollar
Dec. 05, 2007                         119,000              125,356           --            622
                              Canadian Dollar          U.S. Dollar
Dec. 05, 2007                      12,922,000           18,622,540           --        105,583
                       European Monetary Unit          U.S. Dollar
Dec. 05, 2007                         161,000              233,048           --            287
                       European Monetary Unit          U.S. Dollar
Dec. 05, 2007                   3,557,087,000           31,135,058      179,597             --
                                 Japanese Yen          U.S. Dollar
Dec. 05, 2007                      78,092,000              680,185          838             --
                                 Japanese Yen          U.S. Dollar
Dec. 05, 2007                      12,395,510           13,481,000      137,320             --
                                  U.S. Dollar    Australian Dollar
Dec. 05, 2007                         125,827              136,000          629             --
                                  U.S. Dollar    Australian Dollar
Dec. 05, 2007                      30,877,899           40,329,000      116,943             --
                                  U.S. Dollar   New Zealand Dollar
Dec. 05, 2007                         544,718              711,000        1,895             --
                                  U.S. Dollar   New Zealand Dollar
Dec. 05, 2007                      18,650,734           99,967,000           --         33,622
                                  U.S. Dollar      Norwegian Krone
Dec. 05, 2007                         382,590            2,063,000        1,628             --
                                  U.S. Dollar      Norwegian Krone
------------------------------------------------------------------------------------------------
Total                                                                  $438,850       $273,350
------------------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $176,020,297 and $131,900,941, respectively, for the year ended Oct. 31, 2007.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  35

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

8. SUBSEQUENT EVENTS

In the third and fourth calendar quarters of 2007 structured investment vehicles ("SIVs") have generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset backed commercial paper as well as the lack of liquidity in the markets for the collateral underlying these investment structures. As of Oct. 31, 2007, on an aggregate basis, 11.1% of the Fund's total net assets were invested in four SIVs. These investments, which were fair valued on Oct. 31, 2007, were in the most senior debt issued by these vehicles, which offered the greatest protection from non-performance.

Subsequent to Oct. 31, 2007, the Fund's holdings in Cullinan Finance and Sigma Finance matured and all interest and principal payments were received by the Fund on a timely basis. As a result, at Dec. 17, 2007, the Fund's holdings in SIVs have significantly declined. The two remaining investments, WhistleJacket Capital LLC and Cheyne Finance, LLC, constitute 1.8% and 2.1% of the Fund's total net assets, respectively. WhistleJacket has continued to meet its payment obligations to senior debt holders and it is still believed that the Fund will receive full payment on this investment.

On Aug. 28, 2007, Cheyne Finance breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne Finance to be insolvent. The Fund's holdings in Cheyne Finance are in default on their respective maturity dates of Nov. 20, 2007 and Dec. 11, 2007. The receivers are currently developing a restructuring plan which will likely result in the Fund receiving less than full payment on its investment. Accordingly, the value of the holdings have been reduced through fair valuation procedures.

--------------------------------------------------------------------------------

 36 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

9. CONCENTRATION OF RISK

FOREIGN CURRENCY RISK

The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad.

DIVERSIFICATION RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT 37 and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 38 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  39

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period     $10.09          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .41(c)         .12
Net gains (losses) (both realized and
 unrealized)                                .57            .11
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .98            .23
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.39)          (.12)
Distributions from realized gains          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.49)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.58         $10.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $9            $10
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.36%          1.59%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.36%          1.37%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.98%          3.89%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%            12%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           9.96%(i)       2.37%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period     $10.09          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .09
Net gains (losses) (both realized and
 unrealized)                                .59            .12
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .93            .21
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.34)          (.09)
Distributions from realized gains          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.58         $10.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.10%          2.38%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              2.10%          2.16%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.26%          3.11%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%            12%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           9.38%(i)       2.16%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period     $10.09          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .09
Net gains (losses) (both realized and
 unrealized)                                .58            .12
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .92            .21
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.34)          (.09)
Distributions from realized gains          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.57         $10.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.12%          2.38%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              2.12%          2.16%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.42%          3.11%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%            12%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           9.37%(i)       2.16%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period     $10.10          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .44(c)         .13
Net gains (losses) (both realized and
 unrealized)                                .59            .12
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.03            .25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.13)
Distributions from realized gains          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.54)          (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59         $10.10
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $122            $68
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.07%          1.34%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.07%          1.12%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              4.30%          4.37%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%            12%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          10.49%(i)       2.56%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  43

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period     $10.09          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .13
Net gains (losses) (both realized and
 unrealized)                                .59            .11
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.01            .24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)          (.13)
Distributions from realized gains          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.52)          (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.58         $10.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.36%          1.45%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)          1.31%          1.23%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              4.13%          4.04%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%            12%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          10.27%(i)       2.42%(j)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT 31,            2007(B)
Net asset value, beginning of period     $10.58
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .02
Net gains (losses) (both realized and
 unrealized)                                .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)
Distributions from realized gains            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.06%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.06%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              4.43%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%
-----------------------------------------------------------------------------------------------------------
Total return(g)                            .44%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  45

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT 31,            2007(B)
Net asset value, beginning of period     $10.13
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .36
Net gains (losses) (both realized and
 unrealized)                                .55
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .91
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.36)
Distributions from realized gains          (.10)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.46)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.58
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.54%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.54%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.88%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     36%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           9.21%(h),(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Absolute Return Currency and Income Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Absolute Return Currency and Income Fund of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.03488
Dec. 18, 2006...............................................         0.08457
Jan. 23, 2007...............................................         0.01889
Feb. 23, 2007...............................................         0.03846
March 26, 2007..............................................         0.03430
April 25, 2007..............................................         0.03255
May 25, 2007................................................         0.01232
June 25, 2007...............................................         0.03499
July 25, 2007...............................................         0.03368
Aug. 24, 2007...............................................         0.03468
Sept. 24, 2007..............................................         0.03536
Oct. 26, 2007...............................................         0.03643
Total.......................................................        $0.43111

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.49024

--------------------------------------------------------------------------------

 48 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.02793
Dec. 18, 2006...............................................         0.08004
Jan. 23, 2007...............................................         0.01130
Feb. 23, 2007...............................................         0.03191
March 26, 2007..............................................         0.02807
April 25, 2007..............................................         0.02724
May 25, 2007................................................         0.03001
June 25, 2007...............................................         0.02830
July 25, 2007...............................................         0.02709
Aug. 24, 2007...............................................         0.02826
Sept. 24, 2007..............................................         0.02880
Oct. 26, 2007...............................................         0.02699
Total.......................................................        $0.37594

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.43507

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.02794
Dec. 18, 2006...............................................         0.08005
Jan. 23, 2007...............................................         0.01132
Feb. 23, 2007...............................................         0.03194
March 26, 2007..............................................         0.02812
April 25, 2007..............................................         0.02727
May 25, 2007................................................         0.03005
June 25, 2007...............................................         0.02834
July 25, 2007...............................................         0.02714
Aug. 24, 2007...............................................         0.02830
Sept. 24, 2007..............................................         0.02883
Oct. 26, 2007...............................................         0.03504
Total.......................................................        $0.38434

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.44347

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  49

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.03711
Dec. 18, 2006...............................................         0.08604
Jan. 23, 2007...............................................         0.02138
Feb. 23, 2007...............................................         0.04063
March 26, 2007..............................................         0.03679
April 25, 2007..............................................         0.03571
May 25, 2007................................................         0.03850
June 25, 2007...............................................         0.03746
July 25, 2007...............................................         0.03609
Aug. 24, 2007...............................................         0.03706
Sept. 24, 2007..............................................         0.03785
Oct. 26, 2007...............................................         0.03690
Total.......................................................        $0.48152

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.54065

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.03620
Dec. 18, 2006...............................................         0.08507
Jan. 23, 2007...............................................         0.01961
Feb. 23, 2007...............................................         0.03899
March 26, 2007..............................................         0.03487
April 25, 2007..............................................         0.03401
May 25, 2007................................................         0.03527
June 25, 2007...............................................         0.03469
July 25, 2007...............................................         0.03425
Aug. 24, 2007...............................................         0.03506
Sept. 24, 2007..............................................         0.03574
Oct. 26, 2007...............................................         0.03585
Total.......................................................        $0.45961

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.51874

--------------------------------------------------------------------------------

 50 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Oct. 26, 2007...............................................        $0.03673
Total distributions.........................................        $0.03673

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.08433
Jan. 23, 2007...............................................         0.01694
Feb. 23, 2007...............................................         0.03684
March 26, 2007..............................................         0.03302
April 25, 2007..............................................         0.03182
May 25, 2007................................................         0.03443
June 25, 2007...............................................         0.03325
July 25, 2007...............................................         0.03193
Aug. 24, 2007...............................................         0.03307
Sept. 24, 2007..............................................         0.03382
Oct. 26, 2007...............................................         0.03248
Total.......................................................        $0.40193

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.05913
Total distributions.........................................        $0.46106

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

             RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT  55

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 56 RIVERSOURCE ADVANCED ALPHA(SM) STRATEGIES -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) ABSOLUTE RETURN CURRENCY AND INCOME FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6502 D (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EMERGING MARKETS FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE EMERGING MARKETS FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     21

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     43

Federal Income Tax Information......     44

Board Members and Officers..........     46

Proxy Voting........................     50

Change in Independent Registered
   Public Accounting Firm...........     50

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets

     PIE CHART

Brazil                            20.2%
Russia                            14.5%
Hong Kong                         11.1%
South Africa                       9.1%
South Korea                        8.4%
China                              7.2%
Other(1)                          29.5%

(1) Includes Taiwan 6.4%, India 5.6%, Mexico 4.6%, Indonesia 2.5%, Malaysia 2.1%, Turkey 1.3%, Philippine Islands 1.2%, Singapore 1.2%, Peru 1.1%, Israel 0.9%, Egypt 0.7%, Pakistan 0.6%, Norway 0.4% and Cash & Cash Equivalents 0.9%.

TOP TEN HOLDINGS

Percentage of portfolio assets

China Mobile (Hong Kong)              5.2%
Petroleo Brasileiro ADR (Brazil)      4.6%
Companhia Vale do Rio Doce ADR
   (Brazil)                           4.1%
Gazprom ADR (Russia)                  3.3%
America Movil ADR Series L (Mexico)   3.1%
CNOOC (China)                         3.0%
China Construction Bank Series H
   (China)                            2.7%
Sberbank Cl S (Russia)                2.7%
Impala Platinum Holdings (South
   Africa)                            2.2%
Hyundai Heavy Inds (South Korea)      1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

                      RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
          X                   LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

THREADNEEDLE INTERNATIONAL LIMITED

                             YEARS IN INDUSTRY
Julian Thompson                        14
Jules Mort                             10

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                      IDEAX         11/13/96
Class B                      IEMBX         11/13/96
Class C                      RMCEX         06/26/00
Class I                      RSRIX         03/04/04
Class R4(1)                     --         11/13/96
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $820.6 million
Number of holdings                               90

--------------------------------------------------------------------------------

 4 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Emerging Markets Fund Class A
  (excluding sales charge)                             +68.21%

Morgan Stanley Capital International (MSCI)
  Emerging Markets Index (unmanaged)                   +68.33%

Lipper Emerging Markets Funds Index                    +60.31%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                              TOTAL
Class A                                                       1.83%
Class B                                                       2.58%
Class C                                                       2.59%
Class I                                                       1.39%
Class R4(a)                                                   1.64%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
--------------------------------------------------------------------------------

                      RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                            SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION
 Class A (inception 11/13/96)        +68.21%  +45.13%  +37.10%   +14.09%    +13.46%
 Class B (inception 11/13/96)        +66.95%  +43.97%  +36.03%   +13.21%    +12.58%
 Class C (inception 6/26/00)         +67.03%  +43.96%  +36.05%    N/A       +17.02%
 Class I (inception 3/4/04)          +69.07%  +45.75%    N/A      N/A       +35.14%
 Class R4* (inception 11/13/96)      +68.51%  +45.30%  +37.32%   +14.31%    +13.66%

WITH SALES CHARGE
 Class A (inception 11/13/96)        +58.55%  +42.31%  +35.51%   +13.50%    +13.46%
 Class B (inception 11/13/96)        +61.95%  +43.32%  +35.91%   +13.21%    +12.58%
 Class C (inception 6/26/00)         +66.03%  +43.96%  +36.05%    N/A       +17.02%

AT SEPT. 30, 2007
                                                                            SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION
 Class A (inception 11/13/96)        +57.53%  +40.26%  +34.80%   +10.84%    +12.19%
 Class B (inception 11/13/96)        +56.50%  +39.18%  +33.76%    +9.99%    +11.33%
 Class C (inception 6/26/00)         +56.43%  +39.24%  +33.77%    N/A       +15.12%
 Class I (inception 3/4/04)          +58.22%  +40.87%    N/A      N/A       +31.10%
 Class R4* (inception 11/13/96)      +57.93%  +40.48%  +35.08%   +11.06%    +12.39%

WITH SALES CHARGE
 Class A (inception 11/13/96)        +48.48%  +37.51%  +33.22%   +10.18%    +11.58%
 Class B (inception 11/13/96)        +51.50%  +38.49%  +33.64%    +9.99%    +11.33%
 Class C (inception 6/26/00)         +55.43%  +39.24%  +33.77%    N/A       +15.12%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Emerging Markets Fund perform for the period?

A: The Fund increased 68.21% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2007. The Fund performed in line with its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index), which increased 68.33%. The Fund outperformed its peer group, the Lipper Emerging Markets Funds Index, which increased 60.31% for the 12-month time frame.

Q: What factors most significantly affected performance?

A: Emerging market equities performed extremely well, as investors became more confident that robust economic growth would continue in countries such as India and China. Also supporting strong results were the economic recovery in Brazil and higher commodity prices, which drove earnings growth in commodity-producing countries. In addition, as earnings growth slowed in developed nations, emerging markets became more appealing and investors were willing to pay more for emerging market shares. Furthermore, the weak U.S. dollar made emerging market currencies relatively strong, which added to return for dollar-based investors.

   For the Fund, significant exposure to Latin America and Asia, the top performing regions, was advantageous. However, the Fund's position in Asia was smaller than that of the MSCI Index and consequently detracted from performance. Within Latin America, the Fund emphasized Brazil over Mexico, which was beneficial, as Brazil advanced sharply due to strong commodity prices, a recovering economic cycle and declining domestic interest rates.

   Throughout the period, the Fund had smaller weightings in Korea and Taiwan than the MSCI Index. This positioning added to return as Taiwan and Korea advanced, but not as much as the overall MSCI Index advanced.

   On the detracting side, the Fund was underexposed to large-cap stocks in China. For example, the Fund did not hold China Life or PetroChina, two stocks that were very strong performers for the year.

--------------------------------------------------------------------------------

                      RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   From a sector perspective, the Fund benefited from its emphasis on materials stocks. The Fund's allocations to health care and information technology, both smaller than the MSCI Index, were also advantageous, as these sectors lagged. Conversely, the Fund was hampered by its weighting in the industrials sector, which was smaller than that of the MSCI Index. Industrials was the best performing index sector.

   Individual contributors to the Fund's results included Companhia Vale do Rio Doce (CVRD), a Brazilian iron ore producer and one of the Fund's largest positions during the period. China Mobile, China's largest wireless firm, also performed well, as did Hong Kong Exchanges and Clearing. Mechel, a Russian steel producer, added to return. Because Mechel has its own iron ore and coal supplies, the company did not face higher input costs as iron and coal prices rose. Consequently, as steel prices moved higher, Mechel's added revenue increased its profit margins. In addition, an acquisition of coal assets was advantageous.

   Additional detractors included Prime Success Intl Group, a Hong Kong-based shoemaker with outlets in China, which performed poorly following a profits warning. UltraPetrol in Argentina also underperformed after its earnings fell short of expectations.

   THE WEAK U.S. DOLLAR MADE EMERGING MARKET CURRENCIES RELATIVELY STRONG, WHICH ADDED TO RETURN FOR DOLLAR-BASED INVESTORS.


Q: What changes did you make to the Fund?

A: We maintained the Fund's regional positioning throughout the year, with overweights in Latin America and Russia and an underweight in Asia, particularly Korea and Taiwan. We did make changes to the Fund's sector positioning. We reduced the Fund's energy position from a significant overweight to an underweight relative to the MSCI Index. We increased exposure to materials because we believe mining stocks look relatively inexpensive compared to energy stocks and can benefit from a favorable operating environment, particularly less cost pressure.

   We increased the Fund's exposure to telecommunications, an attractive growth sector in our view. We have focused on wireless companies, which benefit from reduced competition in emerging markets and continue to add

--------------------------------------------------------------------------------

 8 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   subscribers. Holdings within this sector included China Mobile and America Movil, which operates in Latin America, as well as two Russian companies, Vimpel-Communications and Mobile Telesystems.

   We reduced the Fund's exposure to information technology over the course of the year because we believe pricing is increasingly under pressure. With the U.S. economy looking relatively weak, technology is not a preferred sector for the Fund at this time. We also reduced consumer staples exposure, largely because we see better growth prospects in other sectors.

   We have increased the Fund's exposure to infrastructure, including the construction sector, and also the real estate sector, particularly residential construction. There is strong demand for housing in emerging markets, growing access to mortgages and not enough suppliers of affordable housing. This combination is a strong growth driver in the property sector and something we see as a long-term opportunity. Overall, the Fund's portfolio turnover rate for the annual period was 125%.

   EMERGING MARKETS STILL REPRESENT RELATIVELY GOOD VALUE AT CURRENT LEVELS AND WILL LIKELY ATTRACT INVESTORS SEEKING TO TAKE ADVANTAGE OF POTENTIALLY HIGHER GROWTH LEVELS.


Q: How are you positioning the Fund for the coming months?

A: We continue to anticipate strong earnings from emerging market companies.
   We expect the U.S. dollar to remain relatively weak, which tends to push up commodity prices, and strong commodity prices translate into high earnings growth for emerging market companies active in that sector. A weak dollar tends to be beneficial for emerging market economies, which suggests that consumer demand will continue to be well supported.

   We believe more foreign capital is likely to come into emerging markets. Emerging markets still represent relatively good value at current levels and will likely attract investors seeking to take advantage of potentially higher growth levels. We also remain optimistic about the earnings potential and overall liquidity for that asset class.

   We currently anticipate maintaining the Fund's overweight in Latin America. We are also maintaining the Fund's allocation to China, although we have

--------------------------------------------------------------------------------

                      RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   become a little more cautious in our outlook as valuations on Chinese equities seem a bit on the expensive side. We have sold some of the Fund's stronger performers within the materials sector to lock in profits.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Fund Class A shares (from 11/1/97 to 10/31/07) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE EMERGING MARKETS FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $15,855    $28,821    $45,694    $35,212       $39,932
        Average annual total return        +58.55%    +42.31%    +35.51%    +13.50%       +13.46%
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EMERGING MARKETS INDEX(1)
        Cumulative value of $10,000       $16,833    $30,625    $54,380    $41,084       $37,362
        Average annual total return        +68.33%    +45.22%    +40.31%    +15.18%       +12.73%
LIPPER EMERGING MARKETS FUNDS INDEX(2)
        Cumulative value of $10,000       $16,031    $28,693    $51,758    $37,640       $35,719
        Average annual total return        +60.31%    +42.10%    +38.93%    +14.17%       +12.27%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS FUND LINE GRAPH)


                                                   RIVERSOURCE EMERGING      MORGAN STANLEY CAPITAL
                                                   MARKETS FUND CLASS A       INTERNATIONAL (MSCI)       LIPPER EMERGING MARKETS
                                                 (INCLUDES SALES CHARGE)    EMERGING MARKETS INDEX(1)        FUNDS INDEX(2)
                                                 -----------------------    -------------------------    -----------------------
10/97                                                   $9,425                     $10,000                     $10,000
10/98                                                    6,245                       6,901                       6,683
10/99                                                    9,067                       9,981                       9,116
10/00                                                    8,741                       9,102                       8,726
10/01                                                    6,706                       6,966                       6,788
10/02                                                    7,269                       7,554                       7,272
10/03                                                    9,922                      11,236                      10,790
10/04                                                   11,519                      13,416                      13,118
10/05                                                   15,185                      18,023                      17,443
10/06                                                   20,933                      24,407                      23,480
10/07                                                   35,212                      41,084                      37,640

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Nov. 13, 1996. MSCI Emerging Markets Index and Lipper peer group data is from Dec. 1, 1996.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,414.20        $11.20           1.84%
   Hypothetical (5% return
   before expenses)             $1,000         $1,015.93        $ 9.35           1.84%
 Class B
   Actual(b)                    $1,000         $1,408.20        $15.66           2.58%
   Hypothetical (5% return
   before expenses)             $1,000         $1,012.20        $13.09           2.58%
 Class C
   Actual(b)                    $1,000         $1,409.00        $15.79           2.60%
   Hypothetical (5% return
   before expenses)             $1,000         $1,012.10        $13.19           2.60%
 Class I
   Actual(b)                    $1,000         $1,417.50        $ 8.59           1.41%
   Hypothetical (5% return
   before expenses)             $1,000         $1,018.10        $ 7.17           1.41%
 Class R4*
   Actual(b)                    $1,000         $1,414.60        $ 9.92           1.63%
   Hypothetical (5% return
   before expenses)             $1,000         $1,016.99        $ 8.29           1.63%

* Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +41.42% for Class A, +40.82% for Class B, +40.90% for Class C, +41.75% for Class I and +41.46% for Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.6%)(c)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (17.7%)
COMMERCIAL BANKS (0.8%)
Banco do Brasil                                     354,200              $6,414,694
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Positivo Informatica                                211,869               5,619,640
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Bovespa Holding                                     259,502(b)            4,941,110
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.5%)
Cyrela Brazil Realty                                776,100              13,306,493
Rossi Residencial                                   216,800               7,316,452
                                                                    ---------------
Total                                                                    20,622,945
-----------------------------------------------------------------------------------

IT SERVICES (1.6%)
Redecard                                            616,700              13,043,178
-----------------------------------------------------------------------------------

METALS & MINING (4.1%)
Companhia Vale do Rio Doce ADR                      883,610              33,294,425
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.6%)
Petroleo Brasileiro ADR                             387,413              37,048,305
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Aracruz Celulose ADR                                 74,335               5,715,618
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
Even Construtora e Incorporadora                    393,800(b)            3,572,759
Multiplan Empreendimentos Imobiliarios              435,249(b)            6,355,818
                                                                    ---------------
Total                                                                     9,928,577
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Tim Participacoes                                   419,808               2,911,122
Tim Participacoes ADR                               100,941               4,683,662
                                                                    ---------------
Total                                                                     7,594,784
-----------------------------------------------------------------------------------

CHINA (7.1%)
AUTO COMPONENTS (0.5%)
Minth Group                                       2,748,000               4,195,553
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHINA (CONT.)

COMMERCIAL BANKS (2.7%)
China Construction Bank Series H                 19,488,000             $22,155,365
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.9%)
China Shenhua Energy Series H                     1,206,500               7,775,176
CNOOC                                            11,252,000              24,316,992
                                                                    ---------------
Total                                                                    32,092,168
-----------------------------------------------------------------------------------

EGYPT (0.7%)
CONSTRUCTION & ENGINEERING
Orascom Construction Inds                            64,918               5,929,859
-----------------------------------------------------------------------------------

HONG KONG (10.9%)
CONSTRUCTION MATERIALS (1.3%)
China Natl Building Material Series H             2,354,000              10,435,234
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Hong Kong Exchanges and Clearing                    267,000               8,913,178
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
China Grand Forestry Resources Group             14,976,000(b)            5,322,360
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (2.2%)
Agile Property Holdings                           3,092,000               7,504,463
China Overseas Land & Investment                  4,558,000              10,910,111
                                                                    ---------------
Total                                                                    18,414,574
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Prime Success Intl Group                          5,420,973               4,029,673
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)

WIRELESS TELECOMMUNICATION SERVICES (5.2%)
China Mobile                                      2,051,500             $42,411,893
-----------------------------------------------------------------------------------

INDIA (5.6%)
COMMERCIAL BANKS (1.2%)
ICICI Bank ADR                                      137,445               9,544,181
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
Bharat Heavy Electricals                            124,766               8,318,288
-----------------------------------------------------------------------------------

METALS & MINING (1.1%)
Steel Authority of India                          1,343,455               8,976,684
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.4%)
Reliance Inds                                       157,940              11,229,370
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Bharti Airtel                                       292,220(b)            7,519,847
-----------------------------------------------------------------------------------

INDONESIA (2.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Telekomunikasi Indonesia                          5,609,000               6,768,938
-----------------------------------------------------------------------------------

GAS UTILITIES (1.1%)
Perusahaan Gas Negara                             5,886,500               9,230,261
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
Intl Nickel Indonesia                               462,000               4,660,867
-----------------------------------------------------------------------------------

ISRAEL (0.9%)
CHEMICALS
Israel Chemicals                                    663,571               7,348,333
-----------------------------------------------------------------------------------

MALAYSIA (2.0%)
COMMERCIAL BANKS (0.6%)
Bumiputra-Commerce Holdings                       1,448,700               5,042,049
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
KNM Group                                         3,448,300               6,108,270
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Genting Group                                     2,241,000               5,582,055
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEXICO (4.5%)
HOUSEHOLD DURABLES (0.5%)
Corporacion GEO Series B                          1,115,600(b)           $4,112,859
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
Grupo Mexico Series B                               856,100               7,790,028
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.1%)
America Movil ADR Series L                          383,374              25,068,826
-----------------------------------------------------------------------------------

NORWAY (0.4%)
FOOD PRODUCTS
Copeinca                                            308,200(b)            3,141,203
-----------------------------------------------------------------------------------

PAKISTAN (0.6%)
COMMERCIAL BANKS
United Bank GDR                                     393,950(b,d,e)        4,844,424
-----------------------------------------------------------------------------------

PERU (1.1%)
METALS & MINING
Hochschild Mining                                   890,067               8,688,842
-----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (1.2%)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Aboitiz Power                                    32,720,720(b)            4,282,620
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Filinvest Land                                  122,749,000(b)            5,402,377
-----------------------------------------------------------------------------------

RUSSIA (14.4%)
COMMERCIAL BANKS (2.6%)
Sberbank Cl S                                     4,996,916              21,603,382
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (--%)
TMK Series S                                              1                      11
-----------------------------------------------------------------------------------

METALS & MINING (2.7%)
Mechel ADR                                           94,574               7,958,402
MMC Norilsk Nickel ADR                               19,801               6,237,315
Novolipetsk Steel GDR                               201,226(d,e)          8,323,780
                                                                    ---------------
Total                                                                    22,519,497
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
Sibirskiy Cement                                     15,854               1,514,057
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
RUSSIA (CONT.)

OIL, GAS & CONSUMABLE FUELS (5.1%)
Gazprom ADR                                         537,831             $26,773,227
LUKOIL ADR                                          155,349              14,059,085
                                                                    ---------------
Total                                                                    40,832,312
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Pharmstandard Cl S                                  116,638(b)           10,175,499
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
Mobile Telesystems ADR                              154,727              12,842,341
Vimpel-Communications ADR                           245,928               8,132,839
                                                                    ---------------
Total                                                                    20,975,180
-----------------------------------------------------------------------------------

SINGAPORE (1.2%)
FOOD PRODUCTS (0.4%)
China Fishery Group                               2,214,000               3,041,239
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Keppel Land                                       1,218,000               7,047,136
-----------------------------------------------------------------------------------

SOUTH AFRICA (9.0%)
CONSTRUCTION & ENGINEERING (1.6%)
Aveng                                               869,189               8,584,307
Group Five                                          441,711               4,394,558
                                                                    ---------------
Total                                                                    12,978,865
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Massmart Holdings                                   589,312               7,396,687
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Murray & Roberts Holdings                           472,540               7,275,131
-----------------------------------------------------------------------------------

MEDIA (1.6%)
Naspers Series N                                    410,075              13,044,211
-----------------------------------------------------------------------------------

METALS & MINING (4.0%)
Anglo Platinum                                       55,157               9,503,603
Impala Platinum Holdings                            463,504              17,518,591
Kumba Iron Ore                                      160,140               6,280,712
                                                                    ---------------
Total                                                                    33,302,906
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SOUTH KOREA (8.3%)
COMMERCIAL BANKS (1.8%)
Kookmin Bank                                         71,584              $5,846,632
Shinhan Financial Group                             142,886               9,323,896
                                                                    ---------------
Total                                                                    15,170,528
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
Daelim Industrial                                    32,952               7,232,363
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Infopia                                              81,087(b)            5,493,919
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.0%)
NHN                                                  24,960(b)            8,015,910
-----------------------------------------------------------------------------------

MACHINERY (2.4%)
Daewoo Shipbuilding & Marine Engineering             78,556               4,983,674
Hyundai Heavy Inds                                   26,100              14,656,776
                                                                    ---------------
Total                                                                    19,640,450
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
POSCO ADR                                            28,487               5,234,486
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Yuhan                                                34,517               7,378,118
-----------------------------------------------------------------------------------

TAIWAN (6.3%)
COMPUTERS & PERIPHERALS (1.0%)
Asustek Computer                                  1,852,485               6,577,865
High Tech Computer                                   91,000               1,875,037
                                                                    ---------------
Total                                                                     8,452,902
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Delta Electronics                                 1,736,400               7,029,817
Hon Hai Precision Industry                        1,427,526              10,945,272
Tripod Technology                                   772,920               3,151,143
                                                                    ---------------
Total                                                                    21,126,232
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Chong Hong Construction                           2,243,664               4,759,330
-----------------------------------------------------------------------------------

INSURANCE (1.0%)
Cathay Financial Holding                          3,289,000               8,603,440
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TAIWAN (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
MediaTek                                            454,020              $8,985,289
-----------------------------------------------------------------------------------

TURKEY (1.3%)
COMMERCIAL BANKS (0.8%)
Turkiye Is Bankasi Series C                       1,023,638               7,058,888
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Turkcell                                            395,531               3,876,210
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $521,567,364)                                                   $784,517,633
-----------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (2.5%)(c)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (2.5%)
Braskem Series A                                    647,900              $6,140,168
Banco Daycoval                                      336,900(b)            3,971,546
Bradespar                                           308,600               9,656,567
                                                                    ---------------
Total                                                                    19,768,281
-----------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HONG KONG (--%)
China Overseas Land & Investment
 Warrants                                           418,000(b,e)           $347,875
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $14,962,464)                                                     $20,116,156
-----------------------------------------------------------------------------------

MONEY MARKET FUND (0.9%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  7,671,089(f)           $7,671,089
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $7,671,089)                                                       $7,671,089
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $544,200,917)(g)                                                $812,304,878
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $13,168,204 or 1.6% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
China Overseas Land & Investment
  Warrants                                      08-14-07                       $--
Novolipetsk Steel GDR*                   06-06-07 thru 06-07-07          5,472,853
United Bank GDR*                                06-25-07                 5,089,282

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund - See Note 5 to the financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  19

(g) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $553,787,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $260,520,194
Unrealized depreciation                                              (2,003,315)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $258,516,879
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $536,529,828)          $804,633,789
   Affiliated money market fund (identified cost $7,671,089)
      (Note 5)                                                     7,671,089
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $544,200,917)                                                 812,304,878
Foreign currency holdings (identified cost $1,995,089) (Note
   1)                                                              2,010,770
Capital shares receivable                                          1,929,120
Dividends receivable                                                 645,537
Receivable for investment securities sold                          5,311,804
----------------------------------------------------------------------------
Total assets                                                     822,202,109
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                        7,432
Capital shares payable                                             1,164,097
Accrued investment management services fee                            23,703
Accrued distribution fee                                               7,150
Accrued transfer agency fee                                              869
Accrued administrative services fee                                    1,719
Accrued plan administration services fee                                  15
Other accrued expenses                                               420,407
----------------------------------------------------------------------------
Total liabilities                                                  1,625,392
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $820,576,717
============================================================================

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  21

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    552,506
Additional paid-in capital                                       395,631,793
Undistributed net investment income                                   22,906
Accumulated net realized gain (loss)                             156,234,650
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                    268,134,862
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $820,576,717
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $661,299,345
                                            Class B                            $ 93,786,732
                                            Class C                            $  7,684,286
                                            Class I                            $ 55,502,715
                                            Class R4                           $  2,303,639
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)    44,103,831    $      14.99
                                            Class B shares        6,829,153    $      13.73
                                            Class C shares          557,662    $      13.78
                                            Class I shares        3,609,584    $      15.38
                                            Class R4 shares         150,378    $      15.32
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $15.90. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 14,502,622
Interest                                                              47,436
Income distributions from affiliated money market fund (Note
   5)                                                                432,173
Fee income from securities lending (Note 3)                           23,617
      Less foreign taxes withheld                                 (1,468,599)
----------------------------------------------------------------------------
Total income                                                      13,537,249
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 7,106,815
Distribution fee
   Class A                                                         1,243,096
   Class B                                                           824,011
   Class C                                                            54,847
Transfer agency fee
   Class A                                                           909,481
   Class B                                                           161,317
   Class C                                                            10,431
   Class R4                                                            3,653
Service fee -- Class R4                                                  701
Administrative services fee                                          503,279
Plan administration services fee -- Class R4                          12,280
Compensation of board members                                         11,274
Custodian fees                                                       708,910
Printing and postage                                                 119,516
Registration fees                                                     70,450
Professional fees                                                     55,153
Other                                                                283,976
----------------------------------------------------------------------------
Total expenses                                                    12,079,190
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (29,486)
----------------------------------------------------------------------------
                                                                  12,049,704
   Earnings and bank fee credits on cash balances (Note 2)           (29,534)
----------------------------------------------------------------------------
Total net expenses                                                12,020,170
----------------------------------------------------------------------------
Investment income (loss) -- net                                    1,517,079
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED OCT. 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $157,746,910
   Foreign currency transactions                                  (1,733,357)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          156,013,553
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         189,936,461
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            345,950,014
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $347,467,093
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                          2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $   1,517,079    $     429,653
Net realized gain (loss) on investments                    156,013,553      128,956,749
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       189,936,461       19,880,782
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              347,467,093      149,267,184
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                       --         (740,974)
      Class B                                                       --               --
      Class C                                                       --               --
      Class I                                                       --         (108,672)
   Net realized gain
      Class A                                              (98,239,230)              --
      Class B                                              (18,762,771)              --
      Class C                                               (1,196,069)              --
      Class I                                               (9,664,518)              --
      Class R4                                              (1,447,673)              --
---------------------------------------------------------------------------------------
Total distributions                                       (129,310,261)        (849,646)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  91,841,700      119,913,683
   Class B shares                                           12,086,529       21,718,034
   Class C shares                                            1,969,066        1,820,806
   Class I shares                                            5,204,952       18,275,459
   Class R4 shares                                           3,407,128        3,740,915
Reinvestment of distributions at net asset value
   Class A shares                                           97,170,044          733,024
   Class B shares                                           18,551,177               --
   Class C shares                                            1,147,176               --
   Class I shares                                            9,658,984          108,604
   Class R4 shares                                           1,447,453               --
Payments for redemptions
   Class A shares                                         (127,473,312)    (102,794,692)
   Class B shares (Note 2)                                 (38,310,114)     (43,209,233)
   Class C shares (Note 2)                                  (2,015,974)        (758,449)
   Class I shares                                          (16,607,477)      (5,997,277)
   Class R4 shares                                          (9,169,513)      (1,609,906)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             48,907,819       11,940,968
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    267,064,651      160,358,506
Net assets at beginning of year                            553,512,066      393,153,560
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 820,576,717    $ 553,512,066
=======================================================================================
Undistributed net investment income                      $      22,906    $          --
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Emerging Markets Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds, owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

 26 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Oct. 31, 2007 was $13,516,079 representing 1.65% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT 27 or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized

--------------------------------------------------------------------------------

 28 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,494,173 and accumulated net realized gain has been increased by $1,494,173.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  29

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                     2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income............................    $43,124,323    $740,974
      Long-term capital gain.....................     55,114,907          --
CLASS B
Distributions paid from:
      Ordinary income............................      8,236,390          --
      Long-term capital gain.....................     10,526,381          --
CLASS C
Distributions paid from:
      Ordinary income............................        523,272          --
      Long-term capital gain.....................        672,797          --
CLASS I
Distributions paid from:
      Ordinary income............................      4,243,012     108,672
      Long-term capital gain.....................      5,421,506          --
CLASS R4*
Distributions paid from:
      Ordinary income............................        635,576          --
      Long-term capital gain.....................        812,097          --

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 96,003,258
Undistributed accumulated long-term gain..................    $ 69,849,036
Unrealized appreciation (depreciation)....................    $258,540,124

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step

--------------------------------------------------------------------------------

 30 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $197,327 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 1.11% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  31

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $4,159 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $840,886 for Class A, $44,209 for Class B and $967 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $29,534 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  33

It was determined during the Fund's fiscal year 2007 that a taxable event in India was not recognized and taxes were not paid during fiscal year 2006. The taxes, interest and penalty totaling $125,539 were paid by the Fund in September 2007 and are included under other expenses. Ameriprise Financial reimbursed the Fund for the interest and penalty which totaled $29,486.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $791,958,954 and $868,839,367, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $23,617 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $117 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2007, the Fund had no outstanding security lending.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED OCT. 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       8,019,411      9,935,587      (11,422,639)        6,532,359
Class B                       1,163,544      2,056,671       (3,595,546)         (375,331)
Class C                         179,156        126,760         (198,413)          107,503
Class I                         463,963        966,865       (1,397,671)           33,157
Class R4*                       313,574        145,035         (806,884)         (348,275)
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED OCT. 31, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      11,771,328         78,315      (10,104,721)        1,744,922
Class B                       2,262,284             --       (4,559,033)       (2,296,749)
Class C                         187,493             --          (78,887)          108,606
Class I                       1,795,660         11,456         (553,008)        1,254,108
Class R4*                       359,853             --         (155,126)          204,727
----------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 34 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $398,784,092 and $394,114,617, respectively, for the year ended Oct. 31, 2007.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMBC Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

7. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  35

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC

--------------------------------------------------------------------------------

 36 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  37

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $11.32          $8.23          $6.27          $5.46          $4.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .01            .04            .03            .02
Net gains (losses) (both realized and
 unrealized)                               6.27           3.10           1.95            .84           1.44
-----------------------------------------------------------------------------------------------------------
Total from investment operations           6.31           3.11           1.99            .87           1.46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.02)          (.03)          (.06)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)          (.02)          (.03)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.99         $11.32          $8.23          $6.27          $5.46
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $661           $425           $295           $191           $155
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.83%          1.81%          1.79%          1.83%          2.02%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.82%(e)       1.81%          1.79%          1.83%          2.02%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .31%           .19%           .54%           .41%           .39%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    125%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          68.21%         37.85%         31.83%         16.09%         36.50%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.63          $7.77          $5.95          $5.19          $3.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.05)          (.01)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               5.79           2.91           1.83            .81           1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations           5.74           2.86           1.82            .79           1.36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --             --           (.03)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --             --           (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.73         $10.63          $7.77          $5.95          $5.19
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $94            $77            $74            $73            $72
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.58%          2.57%          2.55%          2.59%          2.80%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.57%(e)       2.57%          2.55%          2.59%          2.80%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.48%)         (.55%)         (.24%)         (.32%)         (.39%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    125%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          66.95%         36.81%         30.59%         15.18%         35.51%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  39

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.66          $7.79          $5.97          $5.20          $3.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.06)            --           (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                               5.81           2.93           1.82            .81           1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations           5.76           2.87           1.82            .80           1.36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --             --           (.03)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --             --           (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.78         $10.66          $7.79          $5.97          $5.20
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $8             $5             $3             $1             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.59%          2.58%          2.56%          2.60%          2.80%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.58%(e)       2.58%          2.56%          2.60%          2.80%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.48%)         (.57%)         (.19%)         (.34%)         (.41%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    125%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          67.03%         36.84%         30.54%         15.37%         35.42%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,              2007                 2006           2005        2004(B)
Net asset value, beginning of period       $11.50             $8.35          $6.36          $6.54
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .09(c)            .03            .06            .01
Net gains (losses) (both realized and
 unrealized)                                 6.43              3.16           1.98           (.19)
-------------------------------------------------------------------------------------------------
Total from investment operations             6.52              3.19           2.04           (.18)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --              (.04)          (.05)            --
Distributions from realized gains           (2.64)               --             --             --
-------------------------------------------------------------------------------------------------
Total distributions                         (2.64)             (.04)          (.05)            --
-------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.38            $11.50          $8.35          $6.36
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $56               $41            $19            $13
-------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                1.39%             1.35%          1.30%          1.35%(g)
-------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                1.38%(f)          1.35%          1.30%          1.35%(g)
-------------------------------------------------------------------------------------------------
Net investment income (loss)                 .75%              .63%           .97%           .79%(g)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                      125%              145%           124%           128%
-------------------------------------------------------------------------------------------------
Total return(h)                            69.07%            38.36%         32.32%         (2.75%)(i)
-------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  41

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $11.50          $8.33          $6.35          $5.52          $4.04
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .03            .05            .04            .03
Net gains (losses) (both realized and
 unrealized)                               6.41           3.14           1.97            .86           1.45
-----------------------------------------------------------------------------------------------------------
Total from investment operations           6.46           3.17           2.02            .90           1.48
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --           (.04)          (.07)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --           (.04)          (.07)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.32         $11.50          $8.33          $6.35          $5.52
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $6             $2            $18            $18
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.65%          1.63%          1.59%          1.65%          1.87%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.64%(e)       1.63%          1.59%          1.65%          1.87%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .45%           .41%           .81%           .61%           .54%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    125%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          68.51%         38.06%         31.87%         16.50%         36.63%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Emerging Markets Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Fund of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          12.81%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.16038

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.48317
Total distributions.........................................        $2.64355

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          12.81%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.16038

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.48317
Total distributions.........................................        $2.64355

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          12.81%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.16038

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.48317
Total distributions.........................................        $2.64355

--------------------------------------------------------------------------------

 44 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          12.81%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.16038

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.48317
Total distributions.........................................        $2.64355

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          12.81%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.16038

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.48317
Total distributions.........................................        $2.64355

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  47

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT  49

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 50 RIVERSOURCE EMERGING MARKETS FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) EMERGING MARKETS FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6354 T (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EMERGING MARKETS BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE EMERGING MARKETS BOND
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND CAPITAL
APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     21

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     45

Federal Income Tax Information......     46

Board Members and Officers..........     50

Proxy Voting........................     54

Change in Independent Registered
   Public Accounting Firm...........     55

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Emerging Markets Bond Fund seeks to provide shareholders with high total return through current income and capital appreciation.

COUNTRY BREAKDOWN
Percentage of portfolio assets
(PIE CHART)

Brazil                                                        13.0%
Mexico                                                        10.2%
Philippine Islands                                             7.8%
Turkey                                                         7.5%
Colombia                                                       7.1%
Argentina                                                      6.6%
Other(1)                                                      47.8%

(1) Includes Luxembourg 6.0%, Venezuela 5.8%, Indonesia 5.5%, Russia 3.8%, Uruguay 3.6%, Panama 2.8%, Peru 2.4%, Netherlands 2.2%, Dominican Republic 2.1%, Ukraine 1.8%, El Salvador 1.4%, Kazakhstan 1.4%, Cayman Islands 1.3%, Jamaica 1.0%, British Virgin Islands 0.6%, India 0.6%, United Kingdom 0.5%, Pakistan 0.4%, Costa Rica 0.3%, Malaysia 0.1%, United States 0.1% and Cash & Cash Equivalents 4.1%.

QUALITY BREAKDOWN
Percentage of portfolio assets excluding cash equivalents and equities
(PIE CHART)

AA bonds                                                        2.6%
A bonds                                                         1.0%
BBB bonds                                                      17.6%
BB bonds                                                       58.2%
B bonds                                                        18.7%
Non-rated bonds                                                 1.9%

Bond ratings apply to the number of underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                               HIGH
                              MEDIUM     QUALITY
            X                  LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA*              17

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     REBAX          02/16/06
Class B                        --          02/16/06
Class C                     REBCX          02/16/06
Class I                     RSMIX          02/16/06
Class R4(1)                    --          02/16/06
Class W                     REMWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $191.0 million
Number of holdings                              139
Weighted average life(2)                   13 years
Effective duration(3)                     7.4 years
Weighted average bond rating(4)                  BB

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Emerging Markets Bond Fund Class A
  (excluding sales charge)                              +9.94%

J.P. Morgan Emerging Markets Bond Index-Global
  (unmanaged)                                           +8.07%

Lipper Emerging Markets Deb Funds Index                 +9.84%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.33%
Class B                                                        2.13%
Class C                                                        2.13%
Class I                                                        0.93%
Class R4(a)                                                    1.25%
Class W(b)                                                     1.33%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 2/16/06)          +9.94%    +8.94%
 Class B (inception 2/16/06)          +8.94%    +8.15%
 Class C (inception 2/16/06)          +8.94%    +8.06%
 Class I (inception 2/16/06)         +10.38%    +9.31%
 Class R4* (inception 2/16/06)        +9.97%    +9.03%
 Class W (inception 12/1/06)            N/A     +8.49%**
WITH SALES CHARGE
 Class A (inception 2/16/06)          +4.69%    +5.86%
 Class B (inception 2/16/06)          +3.94%    +5.91%
 Class C (inception 2/16/06)          +7.94%    +8.06%

AT SEPT. 30, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 2/16/06)          +9.78%    +7.91%
 Class B (inception 2/16/06)          +8.89%    +7.12%
 Class C (inception 2/16/06)          +8.89%    +7.09%
 Class I (inception 2/16/06)         +10.20%    +8.26%
 Class R4* (inception 2/16/06)        +9.91%    +8.05%
 Class W (inception 12/1/06)            N/A     +6.14%**
WITH SALES CHARGE
 Class A (inception 2/16/06)          +4.57%    +4.71%
 Class B (inception 2/16/06)          +3.89%    +4.74%
 Class C (inception 2/16/06)          +0.51%    +7.09%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Emerging Markets Bond Fund, discusses the Fund's results and positioning for the 12 months ended Oct. 31, 2007.

At Oct. 31, 2007, approximately 77% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 35, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 32.

Q: How did RiverSource Emerging Markets Bond Fund perform for the 12 months ended Oct. 31, 2007?

A: RiverSource Emerging Markets Bond Fund's Class A shares gained 9.94%
   (excluding sales charge) for the 12 months ended Oct. 31, 2007. The Fund outperformed both its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 8.07%, and the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which advanced 9.84%, during the same period.

   HAVING POSITIONS IN BONDS DENOMINATED IN LOCAL CURRENCIES WAS A PRIMARY CONTRIBUTOR TO THE FUND'S OUTPERFORMANCE, AS SEVERAL EMERGING MARKET CURRENCIES STRENGTHENED AGAINST THE U.S. DOLLAR DURING THE PERIOD.


Q: What factors most significantly affected the Fund's performance?

A: Having positions in bonds denominated in local currencies was a primary contributor to the Fund's outperformance, as several emerging market currencies strengthened against the U.S. dollar during the period. Fund holdings of bonds denominated in the Brazilian real helped the most. The Fund portfolio's holdings of assets with average yields higher than the J.P. Morgan EMBI-Global also contributed significantly to the Fund's outperformance.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Also benefiting the Fund's return during the period was effective country selection. Specifically, sizable allocations to the bonds of Colombia, Uruguay and El Salvador and only modest exposure to the bonds of Venezuela, Lebanon and Russia boosted results.

   Detracting somewhat from the Fund's results was the combined effect of holding a percentage of assets in cash and maintaining a duration shorter than that of the J.P. Morgan EMBI-Global during a period when U.S. Treasury rates rallied. Duration is a measure of the Fund's sensitivity to changes in interest rates. Also, while the effect of stronger local currencies was positive, non-U.S. interest rates generally trended higher and hurt Fund performance modestly because increased rates caused the prices of these bonds to decline.

Q: What changes did you make to the Fund's portfolio during the period and how is it currently positioned?

A: During the period, we gradually and opportunistically increased the portfolio's foreign currency exposure, especially in Brazil, Indonesia and Uruguay. We carried out this strategy as fundamentals supported the ongoing strengthening of these foreign currencies relative to the U.S. dollar.

   Also during the reporting period, we increased the Fund's allocation to corporate debt, as we saw attractive value in select corporate bonds. We particularly found opportunities to invest in certain corporate bonds within Colombia, Mexico, Brazil and Russia.

   During the last months of the fiscal year we shifted the Fund's duration, which was shorter than that of the J.P. Morgan EMBI-Global, to a neutral position and also reduced the Fund's allocation to cash.

   As of Oct. 31, 2007, approximately 73% of the Fund's net assets were invested in sovereign debt and approximately 27% in corporate emerging market debt. The Fund had its most significant allocations relative to the J.P. Morgan EMBI-Global in the bond markets of Colombia, Uruguay, Argentina, Indonesia and the Philippines. Conversely, it had its most modest exposures relative to the Index in the bond markets of Russia, Venezuela, Brazil, China and Lebanon. Compared to the Index, the Fund had relatively neutral allocations to Peru, Turkey and Pakistan.

--------------------------------------------------------------------------------

 8 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   DURING THE PERIOD, WE GRADUALLY AND OPPORTUNISTICALLY INCREASED THE PORTFOLIO'S FOREIGN CURRENCY EXPOSURE, ESPECIALLY IN BRAZIL, INDONESIA AND URUGUAY.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: Our view for the months ahead is rather uncertain; a tug-of-war currently exists between concerns about the direction of the U.S. economy and the potential ripple effects of the financial and credit market turmoil on the one hand and continued solid fundamentals in the emerging markets on the other.

   Historically, the U.S. economy has had a dominating effect on the health of the emerging markets. However, the primary question at the end of the annual period was whether or not the spillover effect of the U.S. on emerging markets would manifest itself this time as well.

   We believe the emerging markets will weather the U.S. economic storm well. Many developing countries have low budget deficits, healthy current account balances and their lowest debt load in ten years. With flexible exchange rates and lower reliance on international capital, many of the vulnerabilities that triggered past periods of volatility in the sector are less of an issue today.

   Given this view and based on our value analysis, we continue to seek opportunities to invest in local currency-denominated bonds, particularly in countries that are benefiting from higher commodity prices and that have demonstrated strength in their internal and external balance sheets. We also continue to seek opportunities in U.S. dollar-denominated corporate bonds in emerging markets. That said, we see continued robust levels of corporate debt issuance, which means careful issue selection remains important in the months ahead.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   Looking forward, we deem several factors important. Among them are the creditworthiness of each country, the strength of its economic policies, the soundness of its fundamentals and the attractiveness of its local interest rates. Using our top-down investment approach, we intend to continually re-evaluate these factors to determine individual securities and local currency investments that present attractive value opportunities.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/07)* as compared to the performance of two widely cited performance indices, the J.P. Morgan EMBI-Global and the Lipper Emerging Markets Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global Index and Lipper peer group data is from Mar. 1, 2006.

COMPARATIVE RESULTS

                                                          SINCE
Results at Oct. 31, 2007                    1 YEAR     INCEPTION(3)
RIVERSOURCE EMERGING MARKETS BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000        $10,469         $11,021
        Average annual total return          +4.69%          +5.86%
J.P. MORGAN EMBI-GLOBAL INDEX(1)
        Cumulative value of $10,000         $10,807         $11,260
        Average annual total return          +8.07%          +7.36%
LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)
        Cumulative value of $10,000         $10,984         $11,461
        Average annual total return          +9.84%          +8.52%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                                  RIVERSOURCE EMERGING        J.P. MORGAN EMERGING
                                                MARKETS BOND FUND CLASS A     MARKETS BOND INDEX-       LIPPER EMERGING MARKETS
                                                 (INCLUDES SALES CHARGE)            GLOBAL(1)             DEBT FUNDS INDEX(2)
                                                -------------------------     --------------------       -----------------------
3/1/06                                                 $ 9,525                     $10,000                     $10,000
4/30/06                                                  9,446                       9.802                       9,864
10/31/06                                                10,025                      10,420                      10,434
4/30/07                                                 10,762                      10,971                      11,154
10/31/07                                                11,021                      11,260                      11,461

(1) The J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index's returns include reinvested dividends.
(3) Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global Index and Lipper peer group data is from March 1, 2006.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,024.10        $ 6.79           1.33%
   Hypothetical                 $1,000         $1,018.50        $ 6.77           1.33%
   (5% return before
   expenses)
   Class B
   Actual(b)                    $1,000         $1,019.70        $10.89           2.14%
   Hypothetical                 $1,000         $1,014.42        $10.87           2.14%
   (5% return before
   expenses)
 Class C
   Actual(b)                    $1,000         $1,020.30        $10.90           2.14%
   Hypothetical                 $1,000         $1,014.42        $10.87           2.14%
   (5% return before
   expenses)
 Class I
   Actual(b)                    $1,000         $1,026.60        $ 4.55            .89%
   Hypothetical                 $1,000         $1,020.72        $ 4.53            .89%
   (5% return before
   expenses)
 Class R4*
   Actual(b)                    $1,000         $1,024.70        $ 6.07           1.19%
   Hypothetical                 $1,000         $1,019.21        $ 6.06           1.19%
   (5% return before
   expenses)
 Class W
   Actual(b)                    $1,000         $1,023.70        $ 6.78           1.33%
   Hypothetical                 $1,000         $1,018.50        $ 6.77           1.33%
   (5% return before
   expenses)

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +2.41% for Class A, +1.97% for Class B, +2.03% for Class C, +2.66% for Class I, +2.47% for Class R4 and +2.37% for Class W.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (94.4%)(c)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
ARGENTINA (6.5%)
Province of Mendoza
  09-04-18                           5.50%           $310,842(d)              $242,457
Republic of Argentina
  08-03-12                           5.39             150,000(g)                86,550
  09-12-13                           7.00           3,300,000                2,978,250
  04-17-17                           7.00           3,040,000                2,546,000
  12-31-33                           8.28             301,850                  305,623
  12-15-35                           5.00           6,550,000(b)               900,625
Republic of Argentina
 (Argentine Peso)
  06-12-12                          10.50           3,700,000                  978,025
Alto Palermo
 Sr Unsecured
  05-11-17                           7.88             500,000(d)               505,855
Banco Hipotecario
 Sr Unsecured
  04-27-16                           9.75             975,000(d)               982,313
Banco Macro
  02-01-17                           8.50             300,000(d)               313,458
Industrias Metalurgicas Pescarmona
 Sr Unsecured
  10-22-14                          11.25           2,250,000(d)             2,247,772
Transportadora de Gas del Sur
 Sr Unsecured
  05-14-17                           7.88             300,000(d)               273,750
                                                                       ---------------
Total                                                                       12,360,678
--------------------------------------------------------------------------------------

BRAZIL (12.8%)
Federative Republic of Brazil
  03-07-15                           7.88             150,000                  170,400
  01-17-17                           6.00           2,600,000                2,657,200
  10-14-19                           8.88           2,538,000                3,204,225
  04-15-24                           8.88             312,000                  408,720
  01-20-34                           8.25             358,000                  463,968
  08-17-40                          11.00             744,000                  999,564
Federative Republic of Brazil
 (Brazilian Real)
  01-10-28                          10.25           1,500,000                  855,966
Merrill Lynch & Co
 (Brazilian Real)
  03-08-17                          10.71           3,600,000                2,023,115

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
BRAZIL (CONT.)
Morgan Stanley
 (Brazilian Real) Sr Unsecured
  05-03-17                          10.09%          4,900,000(d)            $2,685,727
Banco ABN AMRO Real
 (Brazilian Real)
  02-22-10                          16.20           1,350,000                  850,332
Banco BMG
  01-15-16                           9.15            $950,000(d)             1,008,236
Banco Bradesco
 (Brazilian Real)
  01-04-10                          14.80             800,000(d)               496,966
Bertin Ltda
 Sr Unsub
  10-05-16                          10.25           1,780,000(d)             1,966,900
BIE Bank & Trust
 (Brazilian Real) Sr Nts
  02-02-09                          14.10             250,000                  149,523
Centrais Eletricas Brasileiras
 Sr Nts
  11-30-15                           7.75             486,000(d)               523,665
Eletropaulo Metropolitana de Sao Paulo
 (Brazilian Real) Sr Unsecured
  06-28-10                          19.13           2,400,000(d)             1,581,046
ISA Capital do Brasil
  01-30-17                           8.80           1,050,000(d)             1,092,000
JBS
  02-07-11                           9.38           1,000,000                1,040,000
JBS
 Sr Unsub
  08-04-16                          10.50             600,000(d)               632,250
Marfrig Overseas
  11-16-16                           9.63           1,530,000(d)             1,606,500
                                                                       ---------------
Total                                                                       24,416,303
--------------------------------------------------------------------------------------

BRITISH VIRGIN ISLANDS (0.6%)
GTL Trade Finance
  10-20-17                           7.25           1,100,000(d)             1,114,011
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)

CAYMAN ISLANDS (1.3%)
Peru Enhanced Pass-Thru
 Zero Coupon
  05-31-18                           3.78%         $1,084,000(d,h)            $742,540
Odebrecht Finance
  10-18-17                           7.50           1,100,000(d)             1,114,630
Petrobras Intl Finance
  03-01-18                           5.88             630,000(e)               617,484
                                                                       ---------------
Total                                                                        2,474,654
--------------------------------------------------------------------------------------

COLOMBIA (7.0%)
Santa Fe de Bogota
 (Colombian Peso) Sr Nts
  07-26-28                           9.75       1,377,000,000(d)               681,994
Republic of Colombia
  01-27-17                           7.38           1,500,000                1,658,250
  09-18-37                           7.38           2,350,000                2,683,701
Republic of Colombia
 (Colombian Peso)
  03-01-10                          11.75       1,000,000,000                  530,761
  10-22-15                          12.00       4,218,000,000                2,414,236
  06-28-27                           9.85         966,000,000                  500,710
BanColombia
  05-25-17                           6.88           1,795,000                1,741,150
EEB Intl
  10-31-14                           8.75           1,850,000(d)             1,833,211
TGI Intl
  10-03-17                           9.50           1,300,000(d)             1,360,060
                                                                       ---------------
Total                                                                       13,404,073
--------------------------------------------------------------------------------------

COSTA RICA (0.3%)
Republic of Costa Rica
  02-01-12                           8.11             290,000(d)               316,825
  03-20-14                           6.55             180,000(d)               184,500
                                                                       ---------------
Total                                                                          501,325
--------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (2.0%)
Dominican Republic
  01-23-18                           9.04             278,709(d)               320,515
  04-20-27                           8.63             450,000(d)               517,500
Aes Dominicana Energia Finance
  12-13-15                          11.00           1,050,000(d)             1,081,500
Cerveceria Nacional Dominicana
 Sr Unsecured
  03-27-12                          16.00           1,450,000(d,g)           1,522,500

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
DOMINICAN REPUBLIC (CONT.)
EGE Haina Finance
  04-26-17                           9.50%           $450,000(d)              $440,438
                                                                       ---------------
Total                                                                        3,882,453
--------------------------------------------------------------------------------------

EL SALVADOR (1.4%)
Republic of El Salvador
  06-15-35                           7.65           2,260,000(d)             2,621,600
--------------------------------------------------------------------------------------

INDIA (0.6%)
ICICI Bank
  10-03-12                           6.63           1,150,000(d)             1,153,761
--------------------------------------------------------------------------------------

INDONESIA (5.4%)
Republic of Indonesia
  10-12-35                           8.50           1,340,000(d)             1,633,125
  02-17-37                           6.63           2,450,000(d)             2,394,875
Republic of Indonesia
 (Indonesian Rupiah)
  10-15-14                          11.00      13,000,000,000                1,581,274
  07-15-17                          10.00      15,000,000,000                1,729,139
  07-15-22                          10.25      26,900,000,000                3,050,858
                                                                       ---------------
Total                                                                       10,389,271
--------------------------------------------------------------------------------------

JAMAICA (0.9%)
Govt of Jamaica
  03-15-39                           8.00           1,830,000                1,793,400
--------------------------------------------------------------------------------------

KAZAKHSTAN (1.4%)
Kazkommerts Intl
  11-03-15                           8.00             650,000(d)               578,500
  11-29-16                           7.50             200,000(d)               170,000
Temir Capital for JSC TemirBank
  05-21-14                           9.50             850,000(d)               870,016
TuranAlem Finance
  04-25-13                           7.75             300,000(d)               267,000
  02-10-15                           8.50             100,000(d)                93,000
  01-22-37                           8.25             800,000(d)               736,000
                                                                       ---------------
Total                                                                        2,714,516
--------------------------------------------------------------------------------------

LUXEMBOURG (5.9%)
Gaz Capital
 Sr Unsecured
  08-16-37                           7.29           1,650,000(d)             1,742,813
Gaz Capital for Gazprom
 Sr Nts
  11-22-16                           6.21           3,000,000(d)             2,964,000

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
LUXEMBOURG (CONT.)
Gaz Capital for Gazprom
 Sr Unsecured
  03-07-22                           6.51%         $1,800,000(d)            $1,764,000
MHP
  11-30-11                          10.25           1,650,000(d)             1,699,500
TNK-BP Finance
  07-18-16                           7.50             800,000(d)               776,999
  03-20-17                           6.63             800,000(d)               729,841
  03-13-18                           7.88           1,150,000(d)             1,134,556
UBS (Vimplecom)
  05-23-16                           8.25             500,000(d)               517,500
                                                                       ---------------
Total                                                                       11,329,209
--------------------------------------------------------------------------------------

MALAYSIA (0.1%)
TNB Capital
  05-05-15                           5.25             117,000(d)               114,667
--------------------------------------------------------------------------------------

MEXICO (10.0%)
Pemex Project Funding Master Trust
  12-15-15                           5.75           2,343,000                2,385,174
  03-01-18                           5.75           2,600,000(d)             2,622,100
  06-15-35                           6.63           5,079,000                5,429,451
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-20-12                           9.00           9,600,000                  944,330
  12-18-14                           9.50           9,500,000                  969,874
Controladora Comerical Mexicana
 (Mexican Peso)
  03-30-27                           8.70          26,700,000(d)             2,495,037
GRUPO KUO
  10-17-17                           9.75           1,350,000(d)             1,380,051
Vitro
  02-01-17                           9.13           2,920,000                2,883,500
                                                                       ---------------
Total                                                                       19,109,517
--------------------------------------------------------------------------------------

NETHERLANDS (2.1%)
Intergas Finance
  05-14-17                           6.38             500,000(d)               473,715
Majapahit Holding
  10-17-16                           7.75           1,900,000(d)             1,959,470
  06-28-17                           7.25           1,450,000(d)             1,464,935
  06-29-37                           7.88             200,000(d)               197,024
                                                                       ---------------
Total                                                                        4,095,144
--------------------------------------------------------------------------------------

PAKISTAN (0.4%)
Islamic Republic of Pakistan
  06-01-17                           6.88             850,000(d)               791,563
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)

PANAMA (2.8%)
Republic of Panama
  03-15-15                           7.25%           $503,000                 $550,785
  01-29-26                           7.13             400,000                  441,000
  09-30-27                           8.88           1,700,000                2,205,750
  04-28-34                           8.13             575,000                  701,500
  01-26-36                           6.70           1,300,000                1,365,000
                                                                       ---------------
Total                                                                        5,264,035
--------------------------------------------------------------------------------------

PERU (2.3%)
Republic of Peru
  05-03-16                           8.38           1,145,000                1,348,238
  07-21-25                           7.35             209,000                  239,828
  03-14-37                           6.55           1,956,000                2,058,689
Banco de Credito del Peru
 Sub Nts
  11-07-21                           6.95             800,000(d)               803,240
                                                                       ---------------
Total                                                                        4,449,995
--------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (7.7%)
Republic of Philippines
  01-15-14                           8.25             150,000                  168,930
  03-17-15                           8.88           2,137,000                2,510,975
  01-15-16                           8.00             950,000                1,075,875
  10-07-16                           8.75             400,000(d)               470,520
  01-18-17                           9.38             500,000                  618,750
  01-15-19                           9.88             550,000                  715,000
  10-21-24                           9.50           2,221,000                2,909,510
  01-14-31                           7.75           4,606,000                5,250,840
Natl Power
  11-02-16                           6.88             900,000(d)               930,816
                                                                       ---------------
Total                                                                       14,651,216
--------------------------------------------------------------------------------------

RUSSIA (3.8%)
Russian Federation
  03-31-10                           8.25             127,783(d)               132,895
  03-31-30                           7.50           3,208,590(d)             3,615,439
Russian Ministry of Finance
  05-14-11                           3.00             220,000                  202,552
Alfa MTN Markets/ABH Financial
  06-25-12                           8.20           1,050,000(d)               974,984
Gazstream
  07-22-13                           5.63             792,902(d)               785,964
RSHB Capital for OJSC Russian Agricultural Bank
  05-15-17                           6.30             250,000(d)               236,850

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
RUSSIA (CONT.)
Russian Standard Finance
Sr Unsub
  05-05-11                           8.63%         $1,350,000(d)            $1,248,750
                                                                       ---------------
Total                                                                        7,197,434
--------------------------------------------------------------------------------------

TURKEY (7.4%)
Republic of Turkey
  01-15-14                           9.50             290,000                  340,750
  03-15-15                           7.25           2,329,000                2,465,945
  09-26-16                           7.00           2,180,000                2,280,934
  02-05-25                           7.38           2,750,000                2,918,575
  02-14-34                           8.00             700,000                  784,840
  03-17-36                           6.88           5,400,000                5,353,020
                                                                       ---------------
Total                                                                       14,144,064
--------------------------------------------------------------------------------------

UKRAINE (1.8%)
Credit Suisse First Boston Intl for City of Kiev Ukraine
  11-06-15                           8.00             100,000(d)                99,500
Govt of Ukraine
  06-26-12                           6.39           1,900,000(d)             1,916,050
  11-21-16                           6.58             900,000(d)               913,500
CS Intl
  02-09-16                           8.40             300,000                  299,250
Standard Bank London Holdings for NAK Naftogaz
 Ukrainy
  09-30-09                           8.13             200,000                  178,400
                                                                       ---------------
Total                                                                        3,406,700
--------------------------------------------------------------------------------------

UNITED KINGDOM (0.5%)
UK SPV Credit Finance for JSC Commercial Bank
 Privatbank
  02-06-12                           8.00           1,100,000(d)             1,001,939
--------------------------------------------------------------------------------------

UNITED STATES (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25             240,000                  259,200
--------------------------------------------------------------------------------------

URUGUAY (3.6%)
Republica Orient Uruguay
 (Uruguay Peso)
  04-05-27                           4.25          71,864,931(j)             3,340,458
  06-26-37                           3.70          14,667,826(j)               616,304

BONDS (CONTINUED)
                                   COUPON
ISSUER                              RATE       PRINCIPAL AMOUNT               VALUE(A)
URUGUAY (CONT.)
Republic of Uruguay
  05-17-17                           9.25%           $700,000                 $847,000
  11-18-22                           8.00             355,000                  404,700
Republic of Uruguay
 Pay-in-kind
  01-15-33                           7.88                 500(f)                   568
Republica Orient Uruguay
  03-21-36                           7.63           1,483,939                1,658,301
                                                                       ---------------
Total                                                                        6,867,331
--------------------------------------------------------------------------------------

VENEZUELA (5.7%)
Republic of Venezuela
  10-08-14                           8.50           2,994,000                3,076,335
  02-26-16                           5.75           5,130,000                4,411,800
  12-09-20                           6.00             200,000                  168,400
  04-21-25                           7.65           1,850,000                1,757,500
  09-15-27                           9.25             270,000                  295,920
  01-13-34                           9.38           1,031,000                1,138,740
                                                                       ---------------
Total                                                                       10,848,695
--------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $175,641,688)                                                      $180,356,754
--------------------------------------------------------------------------------------

MONEY MARKET FUND (4.0%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  7,697,539(i)           $7,697,539
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $7,697,539)                                                       $7,697,539
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $183,339,227)(k)                                                $188,054,293
===================================================================================

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  19

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the GDP level of the previous year. To the extent that the previous year's GDP exceeds the 'base case GDP' an interest payment is made equal to
     0.012225 of the difference.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $73,865,214 or 38.7% of net assets.

(e) At Oct. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $621,256.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2007.

(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(i)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $183,409,110 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $5,929,756
Unrealized depreciation                                             (1,284,573)
------------------------------------------------------------------------------
Net unrealized appreciation                                         $4,645,183
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $175,641,688)          $180,356,754
   Affiliated money market fund (identified cost $7,697,539)
      (Note 5)                                                     7,697,539
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $183,339,227)                                                 188,054,293
Cash                                                                  18,318
Foreign currency holdings (identified cost $373,320) (Note
   1)                                                                379,005
Capital shares receivable                                          1,155,664
Accrued interest receivable                                        2,847,258
----------------------------------------------------------------------------
Total assets                                                     192,454,538
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               261,585
Payable for investment securities purchased                        1,097,831
Accrued investment management services fee                             3,754
Accrued distribution fee                                                 325
Accrued transfer agency fee                                              131
Accrued administrative services fee                                      417
Other accrued expenses                                                53,428
----------------------------------------------------------------------------
Total liabilities                                                  1,417,471
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $191,037,067
============================================================================

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  21

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                               $    180,855
Additional paid-in capital                                              184,072,676
Undistributed net investment income                                         402,006
Accumulated net realized gain (loss)                                      1,616,452
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     4,765,078
-----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital
   stock                                                               $191,037,067
===================================================================================

Net assets applicable to outstanding shares:  Class A                         $  4,674,402
                                              Class B                         $  1,147,001
                                              Class C                         $    169,420
                                              Class I                         $147,109,195
                                              Class R4                        $     16,211
                                              Class W                         $ 37,920,838
Net asset value per share of outstanding      Class A
   capital stock:                             shares(1)             442,408   $      10.57
                                              Class B shares        108,670   $      10.55
                                              Class C shares         16,069   $      10.54
                                              Class I shares     13,923,740   $      10.57
                                              Class R4 shares         1,535   $      10.56
                                              Class W shares      3,593,104   $      10.55
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $11.10. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $ 6,752,015
Income distributions from affiliated money market fund (Note
   5)                                                               459,287
   Less foreign taxes withheld                                     (127,193)
---------------------------------------------------------------------------
Total income                                                      7,084,109
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  706,943
Distribution fee
   Class A                                                           23,088
   Class B                                                            6,858
   Class C                                                              967
   Class W                                                           43,590
Transfer agency fee
   Class A                                                            9,448
   Class B                                                            1,278
   Class C                                                              191
   Class R4                                                               7
   Class W                                                           34,873
Service fee -- Class R4                                                   2
Administrative services fee                                          78,549
Plan administration services fee -- Class R4                             34
Compensation of board members                                         1,774
Custodian fees                                                       21,192
Printing and postage                                                 22,690
Registration fees                                                    34,590
Professional fees                                                    35,805
Other                                                                 4,240
---------------------------------------------------------------------------
Total expenses                                                    1,026,119
   Earnings and bank fee credits on cash balances (Note 2)             (247)
---------------------------------------------------------------------------
Total net expenses                                                1,025,872
---------------------------------------------------------------------------
Investment income (loss) -- net                                   6,058,237
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 1,771,434
   Foreign currency transactions                                     32,383
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           1,803,817
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     2,593,776
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             4,397,593
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $10,455,830
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE PERIOD FROM
                                                        YEAR ENDED        FEB. 16, 2006*
                                                       OCT. 31, 2007     TO OCT. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $  6,058,237         $ 1,472,122
Net realized gain (loss) on investments                   1,803,817             (24,286)
Net change in unrealized appreciation (depreciation)
   on
   investments and on translation of assets and
   liabilities in
   foreign currencies                                     2,593,776           2,200,317
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            10,455,830           3,648,153
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (501,538)           (361,037)
      Class B                                               (32,727)             (9,533)
      Class C                                                (4,490)               (927)
      Class I                                            (4,198,103)         (1,064,373)
      Class R4                                                 (838)               (456)
      Class W                                            (1,049,016)                N/A
   Net realized gain
      Class A                                               (18,393)                 --
      Class B                                                  (880)                 --
      Class C                                                   (83)                 --
      Class I                                               (59,853)                 --
      Class R4                                                  (22)                 --
      Class W                                                    (8)                N/A
-------------------------------------------------------------------------------------------
Total distributions                                      (5,865,951)         (1,436,326)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 24 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

                                                                        FOR THE PERIOD FROM
                                                        YEAR ENDED        FEB. 16, 2006*
                                                       OCT. 31, 2007     TO OCT. 31, 2006
9x
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                             $  3,695,695         $ 1,661,325
   Class B shares                                           934,159             633,827
   Class C shares                                           131,955              50,525
   Class I shares                                       105,338,850          48,766,475
   Class R4 shares                                            6,989               3,950
   Class W shares                                        73,570,698                 N/A
Reinvestment of distributions at net asset value
   Class A shares                                           167,200              33,503
   Class B shares                                            28,622               8,237
   Class C shares                                             3,686                 483
   Class I shares                                         4,257,340           1,064,028
   Class R4 shares                                              273                 119
   Class W shares                                         1,048,760                 N/A
Payments for redemptions
   Class A shares                                       (11,436,832)           (199,501)
   Class B shares (Note 2)                                 (358,088)           (152,644)
   Class C shares (Note 2)                                   (7,430)            (23,086)
   Class I shares                                       (13,150,244)         (4,452,607)
   Class R4 shares                                           (6,001)                 --
   Class W shares                                       (37,405,273)                N/A
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                         126,820,359          47,394,634
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 131,410,238          49,606,461
Net assets at beginning of year                          59,626,829          10,020,368**
-------------------------------------------------------------------------------------------
Net assets at end of year                              $191,037,067         $59,626,829
===========================================================================================
Undistributed net investment income                    $    402,006         $    52,106
-------------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,045,040 was contributed on Feb. 9, 2006. The Fund had a decrease in net assets resulting from operations of $24,672 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Emerging Markets Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in fixed income securities of emerging market issuers. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), invested $10,045,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 5,504** shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

 * Includes $45,040 invested by the RiverSource Income Builder Funds.
** Includes 4,504 shares purchased by the RiverSource Income Builder Funds.

--------------------------------------------------------------------------------

 26 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned approximately 77% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  27

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2007, the Fund has entered into outstanding when-issued securities of $621,256.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended Oct. 31, 2007.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a

--------------------------------------------------------------------------------

 28 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings were comprised of Indonesian rupahs and Mexican pesos.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT 29 other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $78,375 and accumulated net realized gain has been decreased by $78,375.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                              FOR THE PERIOD FROM
                                              YEAR ENDED       FEB. 16, 2006(A)
YEAR ENDED OCT. 31,                          OCT. 31, 2007     TO OCT. 31, 2006
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................     $  519,931          $  361,037
      Long-term capital gain.............             --                  --
CLASS B
Distributions paid from:
      Ordinary income....................         33,607               9,533
      Long-term capital gain.............             --                  --
CLASS C
Distributions paid from:
      Ordinary income....................          4,573                 927
      Long-term capital gain.............             --                  --
CLASS I
Distributions paid from:
      Ordinary income....................      4,257,956           1,064,373
      Long-term capital gain.............             --                  --
CLASS R4(B)
Distributions paid from:
      Ordinary income....................            860                 456
      Long-term capital gain.............             --                  --
CLASS W(C)
Distributions paid from:
      Ordinary income....................      1,049,024                 N/A
      Long-term capital gain.............             --                 N/A

(a)  When shares became publicly available.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................    $1,466,605
Undistributed accumulated long-term gain....................    $  623,714
Unrealized appreciation (depreciation)......................    $4,693,217

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT 31 fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2007, was 0.72% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's

--------------------------------------------------------------------------------

 32 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $1,402 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  33

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $24,360 for Class A, $1,334 for Class B and $49 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), would not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I, 1.29% for Class R4 and 1.45% for Class W of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.40% for Class A, 2.17% for Class B, 2.16% for Class C, 0.95% for Class I, 1.25% for Class R4 and 1.40% for Class W of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

--------------------------------------------------------------------------------

 34 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

During the year ended Oct. 31, 2007, the Fund's transfer agency fees were reduced by $247 as a result of earnings and from overnight cash balances.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $160,320,970 and $37,482,671, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                 YEAR ENDED OCT. 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         355,415         16,082       (1,076,628)         (705,131)
Class B                          90,068          2,759          (34,366)           58,461
Class C                          12,620            355             (724)           12,251
Class I                      10,129,478        409,766       (1,279,390)        9,259,854
Class R4(a)                         677             26             (583)              120
Class W(b)                    7,065,923        101,109       (3,573,928)        3,593,104
----------------------------------------------------------------------------------------------

                                             FEB. 16, 2006(C) TO OCT. 31, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         168,404          3,416          (20,281)          151,539
Class B                          64,048            840          (15,679)           49,209
Class C                           5,108             49           (2,339)            2,818
Class I                       4,998,724        108,529         (448,871)        4,658,382
Class R4(a)                         403             12               --               415
----------------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c)  When shares became publicly available.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  35

Fund aggregated $135,351,892 and $133,904,997, respectively, for the year ended Oct. 31, 2007.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

7. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

DIVERSIFICATION RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the

--------------------------------------------------------------------------------

 36 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT 37 agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 38 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                       2007        2006(B)
Net asset value, beginning of period             $10.16          $9.98
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .59(c)         .33
Net gains (losses) (both realized and
unrealized)                                         .39            .18
----------------------------------------------------------------------------------------------------
Total from investment operations                    .98            .51
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.55)          (.33)
Distributions from realized gains                  (.02)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.57)          (.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.57         $10.16
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $5            $12
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                       1.33%          1.81%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                       1.33%          1.39%(f),(g)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      5.61%          5.20%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%            32%
----------------------------------------------------------------------------------------------------
Total return(h)                                   9.94%          5.25%(i)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                       2007        2006(B)
Net asset value, beginning of period             $10.16          $9.97
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .52(c)         .28
Net gains (losses) (both realized and
unrealized)                                         .37            .19
----------------------------------------------------------------------------------------------------
Total from investment operations                    .89            .47
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.48)          (.28)
Distributions from realized gains                  (.02)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.50)          (.28)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.55         $10.16
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $1             $1
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                       2.13%          2.62%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                       2.13%          2.20%(f),(g)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      4.90%          4.51%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%            32%
----------------------------------------------------------------------------------------------------
Total return(h)                                   8.94%          4.80%(h)(i)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                       2007        2006(B)
Net asset value, beginning of period             $10.15          $9.97
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .53(c)         .28
Net gains (losses) (both realized and
unrealized)                                         .36            .18
----------------------------------------------------------------------------------------------------
Total from investment operations                    .89            .46
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.48)          (.28)
Distributions from realized gains                  (.02)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.50)          (.28)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.54         $10.15
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $--            $--
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                       2.13%          2.61%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                       2.13%          2.19%(f),(g)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      5.00%          4.46%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%            32%
----------------------------------------------------------------------------------------------------
Total return(h)                                   8.94%          4.75%(h)(i)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                       2007        2006(B)
Net asset value, beginning of period             $10.16          $9.98
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .65(c)         .35
Net gains (losses) (both realized and
unrealized)                                         .38            .17
----------------------------------------------------------------------------------------------------
Total from investment operations                   1.03            .52
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.60)          (.34)
Distributions from realized gains                  (.02)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.62)          (.34)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.57         $10.16
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $147            $47
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                        .93%          1.52%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                        .93%          1.10%(f),(g)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      6.14%          5.70%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%            32%
----------------------------------------------------------------------------------------------------
Total return(h)                                  10.38%          5.44%(i)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                       2007        2006(B)
Net asset value, beginning of period             $10.16          $9.98
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .60(c)         .34
Net gains (losses) (both realized and
unrealized)                                         .39            .18
----------------------------------------------------------------------------------------------------
Total from investment operations                    .99            .52
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.57)          (.34)
Distributions from realized gains                  (.02)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.59)          (.34)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.56         $10.16
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $--            $--
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                       1.24%          1.67%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                       1.24%          1.25%(f),(g)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      5.75%          5.37%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%            32%
----------------------------------------------------------------------------------------------------
Total return(h)                                   9.97%          5.36%(i)
----------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  43

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                    2007(B)
Net asset value, beginning of period             $10.24
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                     .57
Net gains (losses) (both realized and
unrealized)                                         .28
----------------------------------------------------------------------------------------------------
Total from investment operations                    .85
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.52)
Distributions from realized gains                  (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                (.54)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.55
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $38
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
waiver/reimbursement(d),(e)                       1.33%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e)                       1.33%(f)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      5.86%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             41%
----------------------------------------------------------------------------------------------------
Total return(g)                                   8.49%(h)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE EMERGING MARKETS BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Emerging Markets Bond Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Bond Fund of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.04413
Dec. 18, 2006...............................................        $0.07585
Jan. 23, 2007...............................................        $0.02750
Feb. 23, 2007...............................................        $0.04752
March 26, 2007..............................................        $0.05631
April 25, 2007..............................................        $0.04532
May 25, 2007................................................        $0.04708
June 25, 2007...............................................        $0.04247
July 25, 2007...............................................        $0.04702
Aug. 24, 2007...............................................        $0.04287
Sept. 24, 2007..............................................        $0.05063
Oct. 26, 2007...............................................        $0.04822
Total distributions.........................................        $0.57492

--------------------------------------------------------------------------------

 46 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.03730
Dec. 18, 2006...............................................        $0.07124
Jan. 23, 2007...............................................        $0.01958
Feb. 23, 2007...............................................        $0.04058
March 26, 2007..............................................        $0.04935
April 25, 2007..............................................        $0.03869
May 25, 2007................................................        $0.04063
June 25, 2007...............................................        $0.03821
July 25, 2007...............................................        $0.04005
Aug. 24, 2007...............................................        $0.03757
Sept. 24, 2007..............................................        $0.04417
Oct. 26, 2007...............................................        $0.04184
Total distributions.........................................        $0.49921

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.03889
Dec. 18, 2006...............................................        $0.07149
Jan. 23, 2007...............................................        $0.01980
Feb. 23, 2007...............................................        $0.04121
March 26, 2007..............................................        $0.04957
April 25, 2007..............................................        $0.03880
May 25, 2007................................................        $0.03774
June 25, 2007...............................................        $0.03762
July 25, 2007...............................................        $0.04085
Aug. 24, 2007...............................................        $0.03674
Sept. 24, 2007..............................................        $0.04416
Oct. 26, 2007...............................................        $0.04110
Total distributions.........................................        $0.49797

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  47

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.04686
Dec. 18, 2006...............................................        $0.07767
Jan. 23, 2007...............................................        $0.03064
Feb. 23, 2007...............................................        $0.05026
March 26, 2007..............................................        $0.05911
April 25, 2007..............................................        $0.04808
May 25, 2007................................................        $0.04986
June 25, 2007...............................................        $0.04752
July 25, 2007...............................................        $0.05132
Aug. 24, 2007...............................................        $0.04704
Sept. 24, 2007..............................................        $0.05512
Oct. 26, 2007...............................................        $0.05278
Total distributions.........................................        $0.61626

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Nov. 27, 2006...............................................        $0.04550
Dec. 18, 2006...............................................        $0.07667
Jan. 23, 2007...............................................        $0.02859
Feb. 23, 2007...............................................        $0.04819
March 26, 2007..............................................        $0.05776
April 25, 2007..............................................        $0.04638
May 25, 2007................................................        $0.04330
June 25, 2007...............................................        $0.04488
July 25, 2007...............................................        $0.04873
Aug. 24, 2007...............................................        $0.04454
Sept. 24, 2007..............................................        $0.05252
Oct. 26, 2007...............................................        $0.05003
Total distributions.........................................        $0.58709

* Effective Dec. 11, 2006, Class Y was reamed Class R4.

--------------------------------------------------------------------------------

 48 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.07617
Jan. 23, 2007...............................................        $0.02708
Feb. 23, 2007...............................................        $0.04729
March 26, 2007..............................................        $0.05811
April 25, 2007..............................................        $0.04620
May 25, 2007................................................        $0.04711
June 25, 2007...............................................        $0.04428
July 25, 2007...............................................        $0.04792
Aug. 24, 2007...............................................        $0.04375
Sept. 24, 2007..............................................        $0.05161
Oct. 26, 2007...............................................        $0.04890
Total distributions.........................................        $0.53842

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  51

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  53

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 54 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 ANNUAL REPORT  55

     RIVERSOURCE(R) EMERGING MARKETS BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6398 D (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE GLOBAL BOND FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH HIGH
TOTAL RETURN THROUGH INCOME AND
GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     29

Notes to Financial Statements.......     34

Report of Independent Registered
   Public Accounting Firm...........     57

Federal Income Tax Information......     58

Board Members and Officers..........     60

Proxy Voting........................     64

Change in Independent Registered
   Public Accounting Firm...........     64

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

SECTOR BREAKDOWN

Percentage of portfolio assets

Foreign Government                                           53.5%
Corporate Bonds(1)                                           16.2%
Mortgage-Backed                                              10.4%
Commercial Mortgage-Backed                                    8.0%
U.S. Government Obligations & Agencies                        4.5%
Cash & Cash Equivalents                                       2.9%
Senior Loans(2)                                               2.3%
Asset-Backed                                                  2.2%

(1) Includes Financials 6.1%, Telecommunication 3.5%, Consumer Discretionary 1.7%, Utilities 1.3%, Consumer Staples 1.1%, Industrials 0.9%, Materials 0.8%, Energy 0.5% and Health Care 0.3%.
(2) Includes Telecommunication 0.6%, Consumer Discretionary 0.5%, Health Care 0.4%, Consumer Staples 0.3%, Materials 0.3%, Energy 0.1% and Financials 0.1%.

TOP TEN COUNTRIES

Percentage of portfolio assets

United States                        38.7%
Germany                              10.6%
Japan                                 9.8%
United Kingdom                        5.8%
France                                4.7%
Netherlands                           4.2%
Italy                                 3.6%
Canada                                3.3%
Spain                                 3.3%
Belgium                               2.3%

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

                           RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
            X        X         HIGH
                              MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA*                 17

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     IGBFX          03/20/89
Class B                     IGLOX          03/20/95
Class C                     AGBCX          06/26/00
Class I                     AGBIX          03/04/04
Class R4(1)                    --          03/20/95
Class W                     RGBWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $519.9 million
Number of holdings                              314
Weighted average life(2)                  6.5 years
Effective duration(3)                     4.9 years
Weighted average bond rating(4)                  AA

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.
--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Global Bond Fund Class A (exciting
  sales charge)                                         +8.63%

Lehman Brothers Global Aggregate Index (unmanaged)      +8.91%

Lipper Global Income Funds Index                        +7.62%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.37%                        1.25%
Class B                                           2.13%                        2.01%
Class C                                           2.13%                        2.01%
Class I                                           0.87%                        0.82%
Class R4(b)                                       1.17%                        1.12%
Class W(c)                                        1.35%                        1.27%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.82% for Class I, 1.12% for Class R4 and 1.27% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.
--------------------------------------------------------------------------------

                           RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                               SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/20/89)         +8.63%   +4.13%    +7.19%     +5.22%     +7.47%
 Class B (inception 3/20/95)         +7.68%   +3.30%    +6.36%     +4.41%     +5.38%
 Class C (inception 6/26/00)         +7.75%   +3.31%    +6.35%       N/A      +6.02%
 Class I (inception 3/4/04)          +8.91%   +4.55%      N/A        N/A      +5.40%
 Class R4* (inception 3/20/95)       +8.84%   +4.30%    +7.38%     +5.41%     +6.23%
 Class W (inception 12/1/06)           N/A      N/A       N/A        N/A      +5.71%**

WITH SALES CHARGE
 Class A (inception 3/20/89)         +3.46%   +2.45%    +6.15%     +4.69%     +7.18%
 Class B (inception 3/20/95)         +2.68%   +2.05%    +6.04%     +4.41%     +5.38%
 Class C (inception 6/26/00)         +6.75%   +3.31%    +6.35%       N/A      +6.02%

AT SEPT. 30, 2007
                                                                               SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/20/89)         +8.19%   +4.62%    +6.84%     +5.04%     +7.43%
 Class B (inception 3/20/95)         +7.41%   +3.80%    +6.04%     +4.25%     +5.32%
 Class C (inception 6/26/00)         +7.31%   +3.81%    +6.03%       N/A      +5.93%
 Class I (inception 3/4/04)          +8.64%   +5.05%      N/A        N/A      +5.14%
 Class R4* (inception 3/20/95)       +8.40%   +4.79%    +7.07%     +5.23%     +6.16%
 Class W (inception 12/1/06)           N/A      N/A       N/A        N/A      +4.32%**

WITH SALES CHARGE
 Class A (inception 3/20/89)         +3.06%   +2.94%    +5.81%     +4.53%     +7.15%
 Class B (inception 3/20/95)         +2.41%   +2.55%    +5.72%     +4.25%     +5.32%
 Class C (inception 6/26/00)         +6.31%   +3.81%    +6.03%       N/A      +5.93%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Global Bond Fund, discusses the Fund's results and positioning for the annual period ended Oct. 31, 2007.

At Oct. 31, 2007, approximately 30% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 43, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 40.

Q: How did RiverSource Global Bond Fund perform for the annual period?

A: RiverSource Global Bond Fund's Class A shares gained 8.63% (excluding sales charge) for the 12 months ended Oct. 31, 2007. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which rose 8.91%. However, the Fund outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 7.62% during the same period.

   RELATIVE TO THE LEHMAN GLOBAL INDEX, THE FUND BENEFITED MOST FROM THE COMBINED EFFECT OF ITS DURATION AND YIELD CURVE POSITIONING.


Q: What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's performance, as the U.S. dollar fell 9.4% on a trade-weighted basis for the 12 months ended Oct. 31, 2007. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Further boosting the Fund's results were the modestly positive annual returns from the Fund's fixed income holdings, as measured in local currency terms.

   Relative to the Lehman Global Index, the Fund benefited most from the combined effect of its duration and yield curve positioning. Duration is a principal measure of interest rate risk and yield curve positioning is the way the Fund is structured to respond to changes in short-term vs. long-term

--------------------------------------------------------------------------------

                           RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   interest rates. The Fund's shorter duration relative to the Lehman Global Index in the U.S. and U.K. bond markets was especially helpful to results during the spring, when the broad fixed income market sold off and interest rates rose.

   The Fund also benefited from holding securities with a higher average yield than the Lehman Global Index. Such higher yields were primarily the result of effective country allocation. The Fund had significant exposure to the bond markets of Australia, New Zealand and some European nations. The Fund had only a modest position in the Japanese bond market. Each of these allocations proved prudent.

   Detracting from the Fund's results relative to the Lehman Global Index was its sector allocation. A significant exposure to commercial mortgage-backed securities (CMBS) hurt most. The Fund's CMBS investments underperformed, having been affected by the spillover from turmoil in the subprime mortgage and credit markets. The negative impact of CMBS more than offset the positive contributions to performance made by the Fund's positioning in mortgage-backed securities, investment grade corporate bonds, government agency bonds and other government-related assets. Throughout the period, the majority of the Fund's holdings remained in the government bond sector. Exposure to emerging market bonds helped performance, however, allocations to high yield corporate bonds and to Treasury inflation-protected securities (TIPS) also detracted.

   The Fund's currency positioning had an overall neutral effect on its performance. Significant weightings in the Australian dollar, the Norwegian krone, the New Zealand dollar, the Polish zloty and the British pound contributed positively to results. However, this positioning was virtually offset by the detracting effects of more modest exposure to the Japanese yen and to the Canadian dollar and the Fund's positioning in the euro.

Q: What changes did you make to the Fund's portfolio during the period?

A: We made tactical shifts in the Fund's duration relative to the Lehman Global
   Index throughout the annual period, reacting to movements in interest rates. At the end of the period, the Fund's duration was shorter than the Lehman Global Index but less so than it had been at the start of the fiscal year.

   We added to the Fund's positions in government agency securities and in investment grade corporate bonds during July and August, seeking to take

--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   advantage of market weakness, but maintained the Fund's modest exposure to these sectors relative to the Lehman Global Index. We shifted, as market conditions changed throughout the period, between a neutral and sizable exposure to AAA-rated CMBS, pass-through mortgages, asset-backed securities and European covered bonds. Toward the end of the third quarter of 2007, we modestly increased the Fund's allocation to high yield corporate bonds, primarily in the form of high yield bank loans, and initiated a position in emerging market bonds. We believe some value has returned to these sectors following the turmoil they faced in previous months. We also established a position in TIPS in the latter part of the period.

   When the euro and other European currencies rallied vs. the U.S. dollar, we took the opportunity to pare back the Fund's position in these currencies, moving from a sizable exposure to a neutral allocation by the end of April and then to a modest exposure compared to the Lehman Global Index by the end of October. We redeployed most of those assets into the U.S. dollar. From August through October, we decreased the Fund's significant exposure to the dollar-bloc currencies of Australia, Canada and New Zealand as well as to the currency of South Africa, bringing these positions to neutral compared to the Lehman Global Index. Finally, we further decreased the Fund's already modest exposure to the Japanese yen.

   WITH GLOBAL ECONOMIC TRENDS RELATIVELY HEALTHY, WE BELIEVE THE MARKET IS OVERESTIMATING THE ECONOMIC IMPACT OF THE FINANCIAL MARKET TURMOIL.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: The annual period ended at a time of market stress and uncertainty given the tug-of-war between the ripple effects of the financial and credit market turmoil and the generally stable growth patterns in global markets. Collectively, the global markets have priced in a gloomy U.S. economic outlook due to troubles in the U.S. housing market.

   With global economic trends relatively healthy, we believe the market is overestimating the economic impact of the financial market turmoil. Given this view, we think interest rates are too low and we intend to maintain the Fund's short duration relative to the Lehman Global Index.

--------------------------------------------------------------------------------

                           RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Bond Fund Class A shares (from 11/1/97 to 10/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE GLOBAL BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,346    $10,753    $13,477    $15,791       $36,359
        Average annual total return         +3.46%     +2.45%     +6.15%     +4.69%        +7.18%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1)
        Cumulative value of $10,000       $10,891    $11,438    $14,078    $17,702           N/A
        Average annual total return         +8.91%     +4.58%     +7.08%     +5.88%          N/A
LIPPER GLOBAL INCOME FUNDS INDEX(2)
        Cumulative value of $10,000       $10,762    $11,563    $14,256    $16,929       $34,202
        Average annual total return         +7.62%     +4.96%     +7.35%     +5.40%        +6.84%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND LINE GRAPH)

                                               RIVERSOURCE GLOBAL BOND
                                             FUND CLASS A (INCLUDES SALES    LEHMAN BROTHERS GLOBAL        LIPPER GLOBAL INCOME
                                                       CHARGE)                 AGGREGATE INDEX(1)            FUNDS INDEX(2)
                                             ----------------------------    ----------------------     ------------------------
'97                                                    $ 9,525                        $10,000                      $10,000
'98                                                     10,026                         11,227                       10,446
'99                                                      9,991                         10,901                       10,380
'00                                                      9,475                         10,592                       10,280
'01                                                     10,502                         11,634                       11,318
'02                                                     11,157                         12,575                       11,872
'03                                                     12,635                         14,109                       13,441
'04                                                     13,987                         15,475                       14,641
'05                                                     13,822                         15,364                       14,811
'06                                                     14,537                         16,253                       15,730
'07                                                     15,791                         17,702                       16,929

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from March 20, 1989. Lipper peer group data is from April 1, 1989. The Fund began operating before the inception of the Lehman Brothers Global Aggregate Index.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,045.30        $ 6.44(c)        1.25%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.90        $ 6.36(c)        1.25%
 Class B
   Actual(b)                    $1,000         $1,040.60        $10.34(c)        2.01%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.07        $10.21(c)        2.01%
 Class C
   Actual(b)                    $1,000         $1,041.10        $10.34(c)        2.01%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.07        $10.21(c)        2.01%
 Class I
   Actual(b)                    $1,000         $1,047.40        $ 4.49(c)         .87%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.82        $ 4.43(c)         .87%
 Class R4*
   Actual(b)                    $1,000         $1,046.30        $ 5.57(c)        1.08%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.76        $ 5.50(c)        1.08%
 Class W
   Actual(b)                    $1,000         $1,046.10        $ 6.50(c)        1.26%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.85        $ 6.41(c)        1.26%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +4.53% for Class A, +4.06% for Class B, +4.11% for Class C, +4.74% for Class I, +4.63% for Class R4 and +4.61% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.82% for Class I, 1.12% for Class R4 and 1.27% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2007. If this change had been in place for the entire six month period ended Oct. 31, 2007, the actual expenses paid would have been $4.23 for Class I, $5.78 for Class R4 and $6.55 for Class W; the hypothetical expenses paid would have been $4.18 for Class I, $5.70 for Class R4, $6.46 for Class W. The actual and hypothetical expenses paid for Class A, Class B and Class C would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (92.8%)(c)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ARGENTINA (0.1%)
Republic of Argentina
  09-12-13                           7.00%         $250,000               $225,625
  04-17-17                           7.00           300,000                251,250
                                                                   ---------------
Total                                                                      476,875
----------------------------------------------------------------------------------

AUSTRALIA (1.6%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                           3.38           570,000                803,532
New South Wales Treasury
 (Australian Dollar)
  12-01-10                           7.00         5,025,000              4,672,459
Queensland Treasury
 (Australian Dollar)
  05-14-10                           5.50         2,410,000              2,165,183
Telstra
  04-01-12                           6.38           500,000                524,199
                                                                   ---------------
Total                                                                    8,165,373
----------------------------------------------------------------------------------

AUSTRIA (1.2%)
Republic of Austria
 (European Monetary Unit)
  01-15-10                           5.50         4,100,000              6,103,062
----------------------------------------------------------------------------------

BELGIUM (2.2%)
Kingdom of Belgium
 (European Monetary Unit)
  03-28-10                           3.00         8,250,000             11,633,635
----------------------------------------------------------------------------------

BRAZIL (0.2%)
Federative Republic of Brazil
  01-15-18                           8.00           699,000                782,880
----------------------------------------------------------------------------------

CANADA (3.2%)
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                           4.90           380,000(d)             402,213
Cascades
 Sr Nts
  02-15-13                           7.25            75,000                 72,750

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
CANADA (CONT.)
Molson Coors Capital Finance
  09-22-10                           4.85%       $1,000,000               $993,088
Province of British Columbia
 (Canadian Dollar)
  08-23-10                           6.38         4,445,000              4,942,633
Province of Ontario
 (Canadian Dollar)
  03-08-14                           5.00         5,600,000              6,067,447
Quebecor Media
  03-15-16                           7.75            55,000(d)              54,175
TELUS
  06-01-11                           8.00         3,135,000              3,400,434
Thomson
 Sr Unsecured
  10-01-14                           5.70           720,000                719,184
                                                                   ---------------
Total                                                                   16,651,924
----------------------------------------------------------------------------------

COLOMBIA (0.1%)
Republic of Colombia
  09-18-37                           7.38           320,000                365,440
----------------------------------------------------------------------------------

CZECH REPUBLIC (0.3%)
Czech Republic
 (Czech Koruna)
  06-16-13                           3.70        28,500,000              1,495,222
----------------------------------------------------------------------------------

DENMARK (0.7%)
Danske Bank
 (European Monetary Unit)
 Sr Nts
  03-16-10                           4.78           750,000(b)           1,085,862
Nykredit
 (Danish Krone)
  10-01-28                           5.00        12,461,370              2,371,916
                                                                   ---------------
Total                                                                    3,457,778
----------------------------------------------------------------------------------

FRANCE (4.6%)
BNP Paribas
 (European Monetary Unit)
 Sr Unsub
  10-20-08                           4.65           750,000(b)           1,084,538

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
FRANCE (CONT.)
France Telecom
(European Monetary Unit)
Sr Unsub
  02-21-17                           4.75%        1,365,000             $1,910,998
Govt of France
 (European Monetary Unit)
  04-25-12                           5.00         4,220,000              6,312,131
  04-25-13                           4.00         8,195,000             11,756,833
  10-25-16                           5.00         1,270,000              1,932,278
Societe Generale
 (European Monetary Unit)
 Sr Unsecured
  11-28-08                           4.74           750,000(b)           1,084,506
                                                                   ---------------
Total                                                                   24,081,284
----------------------------------------------------------------------------------

GERMANY (10.2%)
Bayerische Landesbank
 (Japanese Yen)
 Sr Nts
  04-22-13                           1.40       250,000,000              2,183,801
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                           3.75        10,030,000             14,232,034
  07-04-27                           6.50         6,695,000             12,186,588
  07-04-28                           4.75         3,005,000              4,482,892
  07-04-34                           4.75         5,370,000              8,048,598
COREALCREDIT BANK
 (European Monetary Unit)
 Series 501
  09-02-09                           5.00         1,800,000(d)           2,627,249
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit)
 Series G6
  01-15-10                           5.50         1,800,000              2,665,972
Deutsche Bank
 (European Monetary Unit)
 Sr Unsub
  07-28-09                           4.25           500,000                723,730
KfW
 (British Pound)
  12-07-15                           5.50         1,800,000              3,776,352

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
GERMANY (CONT.)
Rheinische Hypothekenbank
 (European Monetary Unit)
 Series 803
  07-05-10                           5.75%        1,825,000(d)          $2,730,634
                                                                   ---------------
Total                                                                   53,657,850
----------------------------------------------------------------------------------

GREECE (1.2%)
Hellenic Republic
 (European Monetary Unit)
  10-22-22                           5.90         3,700,000              6,039,550
----------------------------------------------------------------------------------

INDONESIA (0.5%)
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25      21,813,000,000            2,473,917
----------------------------------------------------------------------------------

ITALY (3.5%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  11-01-07                           6.00         6,660,000              9,648,099
  02-01-19                           4.25         1,860,000              2,627,574
  11-01-26                           7.25         3,006,283              5,716,851
Telecom Italia Capital
  11-15-33                           6.38           405,000                403,308
                                                                   ---------------
Total                                                                   18,395,832
----------------------------------------------------------------------------------

JAPAN (9.6%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                           1.40       506,000,000              4,431,793
Govt of Japan
 (Japanese Yen)
  12-21-09                           1.70       919,000,000              8,113,607
  09-20-10                           0.80       810,000,000              6,993,679
  06-20-12                           1.40       614,000,000              5,406,410
  12-20-12                           1.00      1,195,000,000            10,299,919
  12-20-14                           1.30       324,000,000              2,806,706
  12-20-26                           2.10      1,135,000,000             9,738,571
  12-20-34                           2.40       234,000,000              2,018,345
                                                                   ---------------
Total                                                                   49,809,030
----------------------------------------------------------------------------------

JERSEY (0.2%)
ASIF III Jersey
 (European Monetary Unit)
 Secured
  11-25-08                           4.87           800,000(b)           1,158,583
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

LUXEMBOURG (0.2%)
Gaz Capital
 Sr Unsecured
  08-16-37                           7.29%         $230,000(d)            $242,938
Telecom Italia Capital
  11-15-13                           5.25           840,000                824,740
                                                                   ---------------
Total                                                                    1,067,678
----------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
  05-22-12                           7.00         1,500,000(d)          $1,611,678
----------------------------------------------------------------------------------

MEXICO (0.9%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-24-09                           9.00        16,100,000              1,547,926
  12-20-12                           9.00        28,990,000              2,851,680
United Mexican States
  09-27-34                           6.75           270,000                301,995
                                                                   ---------------
Total                                                                    4,701,601
----------------------------------------------------------------------------------

NETHERLANDS (4.0%)
BMW Finance
 (European Monetary Unit)
  01-22-14                           4.25           875,000              1,220,375
Deutsche Telekom Intl Finance
 (European Monetary Unit)
  01-19-15                           4.00         1,445,000              1,954,142
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                           2.50         7,955,000             11,486,848
  07-15-12                           5.00         2,575,000              3,857,229
ING Groep
 (European Monetary Unit)
 Sr Unsecured
  05-31-17                           4.75           875,000              1,242,435
Telefonica Europe
  09-15-10                           7.75           735,000                787,004
                                                                   ---------------
Total                                                                   20,548,033
----------------------------------------------------------------------------------

NEW ZEALAND (0.9%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                           7.00         6,350,000              4,880,564
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

NORWAY (1.2%)
Govt of Norway
 (Norwegian Krone)
  05-16-11                           6.00%       31,260,000             $6,037,968
----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
  01-14-31                           7.75           320,000                364,800
----------------------------------------------------------------------------------

POLAND (1.3%)
Republic of Poland
 (Polish Zloty)
  03-24-10                           5.75        17,415,000              6,995,191
----------------------------------------------------------------------------------

SOUTH AFRICA (0.4%)
Republic of South Africa
 (South African Rand)
  08-31-10                          13.00        10,937,500              1,856,438
----------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen)
 Series 21RG
  06-25-08                           0.98        70,000,000                605,809
Korea Development Bank
 (Japanese Yen)
 Series 23BR
  06-28-10                           0.87       100,000,000                855,780
                                                                   ---------------
Total                                                                    1,461,589
----------------------------------------------------------------------------------

SPAIN (3.2%)
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                           3.50         2,400,000              3,364,868
Govt of Spain
 (European Monetary Unit)
  07-30-09                           5.15         9,115,000             13,429,639
                                                                   ---------------
Total                                                                   16,794,507
----------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
 (British Pound)
  12-07-11                           5.50         2,385,000              4,967,126
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

SWEDEN (0.9%)
Govt of Sweden
 (Swedish Krona)
  01-28-09                           5.00%       13,850,000             $2,204,415
  03-15-11                           5.25        16,620,000              2,698,948
                                                                   ---------------
Total                                                                    4,903,363
----------------------------------------------------------------------------------

TURKEY (0.1%)
Republic of Turkey
  03-17-36                           6.88          $380,000               $376,694
----------------------------------------------------------------------------------

UNITED KINGDOM (5.7%)
Abbey Natl Treasury Services
 (European Monetary Unit)
  05-27-09                           4.85           750,000(b)           1,084,001
BT Group
 Sr Unsecured
  12-15-10                           8.63           550,000                605,094
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                           3.50         1,600,000              2,288,581
United Kingdom Treasury
 (British Pound)
  12-07-07                           7.25         1,160,000              2,415,195
  03-07-12                           5.00         6,050,000             12,589,885
  09-07-14                           5.00         5,010,000             10,428,798
                                                                   ---------------
Total                                                                   29,411,554
----------------------------------------------------------------------------------

UNITED STATES (32.9%)
AES
 Sr Nts
  10-15-17                           8.00           170,000(d)             171,488
Allied Waste North America
 Secured
  06-01-17                           6.88           110,000                108,350
AmeriCredit Auto Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                           5.49         1,025,000(i)           1,028,789
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           345,000                346,856
Baldor Electric
  02-15-17                           8.63           595,000                621,775
Ball
  03-15-18                           6.63            20,000                 19,800

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02%         $750,000(f)            $744,187
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         2,075,000(f)           2,059,368
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00           400,278(f)             391,444
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47         1,050,000(f)           1,038,555
Brandywine Operating Partnership LP
  05-01-17                           5.70           370,000                352,828
Burlington Northern Santa Fe
  05-01-37                           6.15           470,000(h)             464,323
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         2,820,000(d)           2,792,911
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                           4.46         1,806,740(d,f)         1,787,902
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75           400,000                404,588
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                           7.75           250,000                265,769
Chesapeake Energy
  01-15-16                           6.63           730,000(h)             715,400
Citibank Credit Card Issuance Trust
 Series 2007-A8 Cl A8
  09-20-19                           5.65         1,300,000              1,298,479
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           494,096(d,f)           489,825
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43           450,000(f)             442,286
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.70         1,900,000(f)           1,911,909
Citigroup
 (European Monetary Unit)
 Sr Unsecured
  05-21-10                           3.88         1,660,000              2,355,362

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Citizens Communications
Sr Unsecured
  03-15-19                           7.13%          $35,000                $34,475
CMS Energy
 Sr Unsub
  07-17-17                           6.55           470,000                456,219
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80         1,270,000              1,318,480
Comcast
  03-15-16                           5.90         1,305,000              1,311,809
  03-15-37                           6.45           860,000                866,942
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.44           400,000(b,d,f)         401,487
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                           6.01         1,050,000(f)           1,065,810
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           5.67         1,775,000(b,d,f)       1,768,275
Communications & Power Inds
  02-01-12                           8.00            30,000                 30,150
Cott Beverages USA
  12-15-11                           8.00           280,000                270,900
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50         1,665,849(f)           1,670,127
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           876,280(f)             912,280
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         1,726,455(f)           1,740,023
Coventry Health Care
 Sr Unsecured
  08-15-14                           6.30           460,000                467,326
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           900,000(f)             906,122

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.72%         $950,000(f)            $956,710
Crown Americas LLC/Capital
  11-15-13                           7.63           110,000                111,925
  11-15-15                           7.75           130,000                133,900
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           600,000(f)             578,806
CSC Holdings
 Sr Nts Series B
  07-15-09                           8.13           270,000                275,400
CSX
 Sr Nts
  03-15-13                           5.75           745,000                748,628
Del Monte
  02-15-15                           6.75            70,000                 68,075
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                           8.50            85,000                 87,231
DRS Technologies
  11-01-13                           6.88           135,000                135,000
  02-01-18                           7.63            70,000                 71,575
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         1,600,000(d,i)         1,612,422
EchoStar DBS
  10-01-13                           7.00            40,000                 41,650
  02-01-16                           7.13            80,000                 83,600
El Paso
 Sr Sub Nts
  06-15-14                           6.88            86,000                 86,154
Erac USA Finance
  10-15-17                           6.38           755,000(d)             758,065
ERP Operating LP
  06-15-17                           5.75           485,000                470,363
Exelon
  06-15-10                           4.45         1,000,000                982,835
Exelon Generation LLC
 Sr Unsecured
  10-01-17                           6.20           570,000                572,092
Federal Home Loan Mtge Corp
  07-12-10                           4.13         5,261,000              5,226,177

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp #A11799
  08-01-33                           6.50%         $232,717(f)            $239,458
Federal Home Loan Mtge Corp #A15881
  11-01-33                           5.00         1,181,754(f)           1,138,927
Federal Home Loan Mtge Corp #E91486
  09-01-17                           6.50           274,524(f)             281,812
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00           597,784(f)             591,188
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00         1,488,062(f)           1,508,677
Federal Natl Mtge Assn
  11-15-30                           6.63         2,675,000              3,171,239
Federal Natl Mtge Assn #254686
  04-01-18                           5.50         1,459,733(f)           1,466,869
Federal Natl Mtge Assn #254722
  05-01-18                           5.50           744,230(f)             747,868
Federal Natl Mtge Assn #360800
  01-01-09                           5.74         1,131,561(f)           1,138,279
Federal Natl Mtge Assn #545874
  08-01-32                           6.50           242,522(f)             250,225
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         1,090,978(f)           1,103,987
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           891,562(f)             867,261
Federal Natl Mtge Assn #555740
  08-01-18                           4.50         1,335,596(f)           1,298,293
Federal Natl Mtge Assn #555851
  01-01-33                           6.50         1,272,911(f)           1,311,442
Federal Natl Mtge Assn #575487
  04-01-17                           6.50           633,026(f)             650,796
Federal Natl Mtge Assn #621581
  12-01-31                           6.50           278,496(f)             287,835
Federal Natl Mtge Assn #633966
  03-01-17                           6.00           168,614(f)             171,886
Federal Natl Mtge Assn #634749
  03-01-17                           5.50           673,790(f)             678,260
Federal Natl Mtge Assn #640996
  05-01-32                           7.50           450,001(f)             475,059
Federal Natl Mtge Assn #643381
  06-01-17                           6.00           376,269(f)             383,571
Federal Natl Mtge Assn #645053
  05-01-32                           7.00           912,228(f)             954,439
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           365,289(f)             384,604

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #652284
  08-01-32                           6.50%         $353,689(f)            $364,039
Federal Natl Mtge Assn #653145
  07-01-17                           6.00           235,636(f)             240,505
Federal Natl Mtge Assn #653730
  09-01-32                           6.50           166,368(f)             171,650
Federal Natl Mtge Assn #655589
  08-01-32                           6.50         1,470,435(f)           1,523,310
Federal Natl Mtge Assn #666424
  08-01-32                           6.50           237,887(f)             244,848
Federal Natl Mtge Assn #670461
  11-01-32                           7.50           230,251(f)             243,072
Federal Natl Mtge Assn #677333
  01-01-33                           6.00         4,053,261(f)           4,101,593
Federal Natl Mtge Assn #688034
  03-01-33                           5.50           507,010(f)             501,577
Federal Natl Mtge Assn #688691
  03-01-33                           5.50           805,773(f)             796,296
Federal Natl Mtge Assn #711503
  06-01-33                           5.50         1,147,842(f)           1,138,695
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           636,575(f)             640,262
Federal Natl Mtge Assn #741850
  09-01-33                           5.50         1,813,217(f)           1,791,891
Federal Natl Mtge Assn #753507
  12-01-18                           5.00         2,354,312(f)           2,326,302
Federal Natl Mtge Assn #755498
  11-01-18                           5.50         1,110,096(f)           1,116,053
Federal Natl Mtge Assn #756236
  01-01-34                           6.00         3,941,822(f)           3,996,372
Federal Natl Mtge Assn #756788
  11-01-33                           6.50           219,589(f)             226,043
Federal Natl Mtge Assn #759336
  01-01-34                           6.00         3,898,273(f)           3,952,147
Federal Natl Mtge Assn #765946
  02-01-34                           5.50         4,157,690(f)           4,108,790
Federal Natl Mtge Assn #845229
  11-01-35                           5.50         1,726,874(e,f)         1,703,537
Federal Natl Mtge Assn #886292
  07-01-36                           7.00         4,014,480(f)           4,173,434
FedEx
  04-01-09                           3.50           720,000                703,055
Florida Power
 1st Mtge
  09-15-37                           6.35           220,000                230,995

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Forest Oil
Sr Nts
  06-15-19                           7.25%          $50,000(d)             $50,000
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25           755,000                815,400
  04-01-17                           8.38            25,000                 27,375
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                           5.25           450,000(d,f)           447,109
General Electric Capital
 (New Zealand Dollar)
  02-04-10                           6.63         2,640,000              1,953,855
Genworth Financial
 (Japanese Yen)
  06-20-11                           1.60        95,000,000                825,270
Govt Natl Mtge Assn #604708
  10-15-33                           5.50         1,019,661(f)           1,014,705
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                          23.03           663,698(f,g)            61,786
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           500,000(f)             496,056
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44           950,000(f)             935,351
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           950,000(f)             945,207
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           5.97         1,250,000(b,d,f)       1,223,261
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99         1,950,000(f)           1,976,695
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           775,000(f)             708,156
Hertz
  01-01-14                           8.88           160,000                164,800

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85%         $400,000(d,i)          $398,010
HJ Heinz
  12-01-08                           6.43           275,000(d)             279,793
Home Depot
 Sr Unsecured
  12-16-36                           5.88         1,340,000              1,169,951
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           750,000                724,207
IPALCO Enterprises
 Secured
  11-14-08                           8.38           250,000                254,375
JPMorgan Chase & Co
 Sub Nts
  10-01-15                           5.15         1,855,000              1,801,279
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00           340,000                344,803
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           350,799(f)             342,443
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           353,035(f)             346,884
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77         1,200,000(f)           1,165,635
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.34           850,000(f)             831,488
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48           825,000(f)             817,307
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,150,000(f)           1,145,860
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79           850,000(f)             855,862
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20           675,000(d,f)           644,333

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Kohl's
Sr Unsecured
  12-15-17                           6.25%         $640,000               $640,717
L-3 Communications
  01-15-15                           5.88           135,000                131,625
L-3 Communications
 Series B
  10-15-15                           6.38            65,000                 65,000
Lamar Media
 Sr Sub Nts
  08-15-15                           6.63           280,000(d)             267,400
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           750,000(f)             722,400
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           750,000(f)             762,998
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37           800,000(f)             784,484
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           850,000(f)             834,835
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                           6.20         1,015,000              1,021,586
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           195,688(d,f)           191,900
Lincoln Natl
 Sr Unsecured
  10-09-37                           6.30           220,000                220,414
Macys Retail Holdings
  07-15-09                           4.80           725,000                717,285
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         1,500,000              1,450,355
Marathon Oil
  10-01-37                           6.60           340,000(h)             353,835
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           775,000(f)             767,425

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59%         $750,000(f)            $738,458
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.97           575,000(f)             583,892
NALCO
 Sr Unsecured
  11-15-11                           7.75           970,000                986,975
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         2,400,000(g)             607,584
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90         1,050,000(g)             289,055
NewMarket
  12-15-16                           7.13            80,000                 80,200
NewPage
  05-01-12                          10.00           345,000                364,837
News America
  12-15-35                           6.40         1,160,000              1,152,415
Northwest Pipeline
 Sr Unsecured
  04-15-17                           5.95           130,000                130,163
NRG Energy
  02-01-14                           7.25            65,000                 65,000
  01-15-17                           7.38           140,000                139,300
Omnicare
  12-15-13                           6.75           455,000                439,075
  12-15-15                           6.88            60,000                 57,600
Overseas Private Investment
 U.S. Govt Guaranty Series 1996A
  09-15-08                           6.99           833,333                847,516
Owens-Brockway Glass Container
  05-15-13                           8.25           745,000                774,800
Pacificorp
 1st Mtge
  10-15-37                           6.25           240,000                248,086
Peabody Energy
  11-01-16                           7.38           160,000                166,400

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Peabody Energy
Series B
  03-15-13                           6.88%          $90,000                $90,450
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75           275,000(d)             286,000
Range Resources
  03-15-15                           6.38            70,000                 68,250
  05-15-16                           7.50            30,000                 30,600
Regions Bank
 Sub Nts
  06-26-37                           6.45           285,000(h)             292,404
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           800,000                795,088
RH Donnelley
 Sr Nts
  10-15-17                           8.88           185,000(d)             185,231
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         1,480,000              1,490,692
Sierra Pacific Power
 Series M
  05-15-16                           6.00           765,000(h)             768,070
Silgan Holdings
 Sr Sub Nts
  11-15-13                           6.75            50,000                 49,250
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           250,000                248,438
Toyota Motor Credit
 (Japanese Yen)
 Sr Unsub
  06-09-08                           0.75       279,000,000              2,416,232
TransDigm
  07-15-14                           7.75            15,000                 15,263
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25           440,000                433,796
U.S. Treasury
  09-30-09                           4.00           220,000                220,310
  02-15-10                           4.75         2,690,000              2,736,865
  10-31-12                           3.88           105,000(e)             103,655
  08-15-17                           4.75           420,000                429,253
  02-15-26                           6.00           410,000                469,450

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00%       $9,779,031(n)          $9,770,787
Valmont Inds
  05-01-14                           6.88            50,000                 50,000
Verizon New York
 Series A
  04-01-12                           6.88         1,300,000              1,377,753
Verizon Pennsylvania
 Series A
  11-15-11                           5.65           970,000(h)             988,692
Visant
  10-01-12                           7.63            25,000                 25,688
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                           3.89         1,250,000(f)           1,234,123
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           750,000(f)             718,971
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           800,000(f)             791,417
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                           5.58           500,000(f)             500,248
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77         1,975,000(f)           1,987,406
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           900,000(f)             905,944
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           650,000(f)             633,628
WellPoint
 Sr Unsub
  01-15-36                           5.85           475,000                446,329
  06-15-37                           6.38           120,000                121,585
Williams Companies
 Sr Nts
  07-15-19                           7.63           351,000(h)             380,835
Windstream
  08-01-16                           8.63           695,000                743,650
  03-15-19                           7.00            70,000                 68,950

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
XTO Energy
Sr Unsecured
  08-01-37                           6.75%         $710,000               $762,064
                                                                   ---------------
Total                                                                  171,437,906
----------------------------------------------------------------------------------

URUGUAY (0.1%)
Republica Orient Uruguay
  03-21-36                           7.63           350,000                391,125
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $444,150,486)                                                  $482,556,050
----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%       $1,200,000             $1,130,340
----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,199,880)                                                      $1,130,340
----------------------------------------------------------------------------------

SENIOR LOANS (2.3%)(c,k)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

CANADA (--%)
Domtar
 Tranche B Term Loan
  03-07-14                             6.48%       $241,875                $237,599
-----------------------------------------------------------------------------------

GERMANY (0.1%)
Celanese
 Term Loan
  04-06-14                        5.12-6.98         482,766                 475,886
-----------------------------------------------------------------------------------

NETHERLANDS (0.2%)
Nielsen Finance
 Tranche B Term Loan
  08-09-13                             7.36         947,201                 922,573
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

UNITED STATES (2.0%)
Aramark
 Letter of Credit
  01-26-14                             5.12%        $34,672                 $33,834
Aramark
 Term Loan
  01-20-14                             7.20         485,126                 473,401
Asurion
 Term Loan
  07-03-14                             8.36         470,000                 458,838
Bausch & Lomb
 1st Lien Term Loan
  TBD                                   TBD         140,000(e,l)            140,237
Bausch & Lomb
 Delayed Draw Term Loan
  TBD                                   TBD          35,000(e,l,m)           35,044
Charter Communications
 Term Loan
  09-06-14                             7.13       1,075,000               1,031,043
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD          38,360(e,l,m)           37,507
Community Health Systems
 Term Loan
  07-25-14                             7.76         581,640                 568,698
Dresser
 1st Lien Term Loan
  05-04-14                        7.32-8.01         356,331                 349,560
Flextronics Semiconductor
 Delayed Draw Term Loan
  TBD                                   TBD         112,179(e,l,m)          111,057
Flextronics Semiconductor
 Tranche B Term Loan
  TBD                                   TBD         390,382(e,l)            387,064
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                   TBD         171,559(e,l,m)          166,841
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.95         343,117                 333,681
Georgia Pacific
 Tranche B Term Loan
  TBD                                   TBD         649,010(e,l)            633,005
HCA
 Tranche B Term Loan
  01-21-13                             7.45       1,168,538               1,139,616

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  25

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Idearc
Term Loan
  11-17-14                             7.20%       $179,548                $176,720
  TBD                                   TBD         713,769(e,l)            702,527
Jarden
 Tranche B Term Loan
  TBD                                   TBD         718,200(e,l)            705,632
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.49         585,000                 568,913
Neiman Marcus Group
 Tranche B Term Loan
  04-06-13                             7.45         301,103                 295,746
Pinnacle Foods Finance
 Term Loan
  04-02-14                        7.94-7.95         448,875                 437,842
Univision
 Delayed Draw Term Loan
  09-23-14                             7.00          27,383                  25,902
  TBD                                   TBD          34,228(e,l,m)           32,378
Univision
 Term Loan
  09-23-14                             7.21         958,389                 906,579

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT               VALUE(A)
UNITED STATES (CONT.)
Vanguard Health System
 Term Loan
  TBD                                   TBD        $359,100(e,l)           $352,367
West Corp
 Tranche B Term Loan
  10-24-13                        7.13-7.88%        237,605                 232,622
                                                                    ---------------
Total                                                                    10,336,654
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $12,221,360)                                                     $11,972,712
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.8%)
                                                  SHARES                  VALUE(A)
RiverSource Short-Term Cash Fund                 14,623,644(j)         $14,623,644
----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $14,623,644)                                                    $14,623,644
----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $472,195,370)(o)                                               $510,282,746
==================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2007.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $21,424,299 or 4.1% of net assets.

(e) At Oct. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,113,524.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2007.

(h) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, Dec. 2007, 10-year                                     $11,800,000
Japanese Govt Bond, Dec. 2007, 10-year                                500,000
U.S. Long Bond, Dec. 2007, 20-year                                  8,800,000
U.S. Treasury Note, Dec. 2007, 2-year                              10,400,000
SALE CONTRACTS
U.S. Treasury Note, Dec. 2007, 5-year                              20,500,000
U.S. Treasury Note, Dec. 2007, 10-year                             17,900,000

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(j)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) At Oct. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

BORROWER                                                   UNFUNDED COMMITMENT
------------------------------------------------------------------------------
Bausch & Lomb                                                    $34,913
Community Health Systems                                          38,360
Flextronics Semiconductor                                        111,067
Fontainebleau Las Vegas                                          171,130
Univision                                                         34,228
------------------------------------------------------------------------------
Total                                                           $389,698
------------------------------------------------------------------------------

(n) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  27

(o) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $477,608,556 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $35,767,958
Unrealized depreciation                                             (3,093,768)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $32,674,190
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
     (n)
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $457,571,726)          $495,659,102
   Affiliated money market fund (identified cost
   $14,623,644) (Note 8)                                          14,623,644
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $472,195,370)                                                 510,282,746
Foreign currency holdings (identified cost $980,779) (Note
   1)                                                              1,032,645
Capital shares receivable                                         16,010,160
Accrued interest receivable                                        6,865,991
Receivable for investment securities sold                            266,160
Variation margin receivable                                           65,932
Unrealized appreciation on forward foreign currency
   contracts (Note 5)                                                 19,306
----------------------------------------------------------------------------
Total assets                                                     534,542,940
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                      184,003
Capital shares payable                                               461,840
Payable for investment securities purchased                       12,689,101
Unrealized depreciation on forward foreign currency
   contracts (Note 5)                                                939,855
Unrealized depreciation on swap transactions (Note 7)                232,059
Accrued investment management services fee                            10,061
Accrued distribution fee                                               3,501
Accrued transfer agency fee                                            1,272
Accrued administrative services fee                                    1,137
Accrued plan administration services fee                                   1
Other accrued expenses                                               123,830
----------------------------------------------------------------------------
Total liabilities                                                 14,646,660
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $519,896,280
============================================================================

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  29

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    754,906
Additional paid-in capital                                       485,298,686
Undistributed net investment income                                1,426,074
Accumulated net realized gain (loss) (Note 10)                    (4,671,050)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 5, 6 and 7)                                  37,087,664
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $519,896,280
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                            $258,702,627
                                             Class B                            $ 46,947,863
                                             Class C                            $  2,541,238
                                             Class I                            $157,401,057
                                             Class R4                           $    112,309
                                             Class W                            $ 54,191,186
Net asset value per share of outstanding
   capital stock:                            Class A shares(1)    37,571,540    $       6.89
                                             Class B shares        6,745,575    $       6.96
                                             Class C shares          367,669    $       6.91
                                             Class I shares       22,911,568    $       6.87
                                             Class R4 shares          16,311    $       6.89
                                             Class W shares        7,877,974    $       6.88
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $7.23. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $20,814,388
Income distributions from affiliated money market fund (Note
   8)                                                               340,225
Fee income from securities lending (Note 3)                           6,589
   Less foreign taxes withheld                                      (97,869)
---------------------------------------------------------------------------
Total income                                                     21,063,333
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                3,438,893
Distribution fee
   Class A                                                          653,140
   Class B                                                          555,147
   Class C                                                           27,011
   Class W                                                           27,525
Transfer agency fee
   Class A                                                          654,964
   Class B                                                          147,916
   Class C                                                            7,014
   Class R4                                                              69
   Class W                                                           22,021
Service fee -- Class R4                                                  12
Administrative services fee                                         388,646
Plan administration services fee -- Class R4                            220
Compensation of board members                                         8,804
Custodian fees                                                      160,287
Printing and postage                                                 89,100
Registration fees                                                    68,400
Professional fees                                                    43,765
Other                                                                11,358
---------------------------------------------------------------------------
Total expenses                                                    6,304,292
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (381,383)
---------------------------------------------------------------------------
                                                                  5,922,909
   Earnings and bank fee credits on cash balances (Note 2)          (17,860)
---------------------------------------------------------------------------
Total net expenses                                                5,905,049
---------------------------------------------------------------------------
Investment income (loss) -- net                                  15,158,284
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  31

YEAR ENDED OCT. 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 5,241,921
   Foreign currency transactions                                 (2,844,238)
   Futures contracts                                                181,540
   Swap transactions                                               (766,292)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           1,812,931
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    22,918,455
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            24,731,386
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $39,889,670
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 15,158,284    $  14,113,384
Net realized gain (loss) on investments                      1,812,931        4,307,910
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in
   foreign currencies                                       22,918,455        6,637,272
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               39,889,670       25,058,566
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (10,445,402)     (15,319,991)
      Class B                                               (1,830,230)      (2,907,320)
      Class C                                                  (87,382)        (127,417)
      Class I                                               (6,698,983)      (6,261,680)
      Class R4                                                  (4,654)          (4,811)
      Class W                                                 (324,071)             N/A
---------------------------------------------------------------------------------------
Total distributions                                        (19,390,722)     (24,621,219)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  41,925,593       47,932,918
   Class B shares                                            8,520,931        8,983,786
   Class C shares                                              420,509          679,733
   Class I shares                                           35,313,664       74,810,942
   Class R4 shares                                              71,093           10,801
   Class W shares                                           57,650,812              N/A
Reinvestment of distributions at net asset value
   Class A shares                                            9,776,138       14,313,214
   Class B shares                                            1,714,958        2,699,471
   Class C shares                                               79,537          111,372
   Class I shares                                            6,698,564        6,261,148
   Class R4 shares                                               4,654            4,811
   Class W shares                                              323,864              N/A
Payments for redemptions
   Class A shares                                          (79,932,025)    (138,853,002)
   Class B shares (Note 2)                                 (28,554,355)     (59,219,298)
   Class C shares (Note 2)                                  (1,185,971)      (1,955,029)
   Class I shares                                          (35,536,448)     (25,820,432)
   Class R4 shares                                             (48,411)         (19,002)
   Class W shares                                           (5,063,418)             N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             12,179,689      (70,058,567)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     32,678,637      (69,621,220)
Net assets at beginning of year                            487,217,643      556,838,863
---------------------------------------------------------------------------------------
Net assets at end of year                                 $519,896,280    $ 487,217,643
=======================================================================================
Undistributed net investment income                       $  1,426,074    $   6,181,660
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds, owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

At Oct. 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  35
this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2007, the Fund has entered into outstanding when-issued securities of $1,571,046 and other forward-commitments of $3,542,478.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Investments in securities." At Oct. 31, 2007, the Fund has entered into unfunded loan commitments of $389,698.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended Oct. 31, 2007.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  37
commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purpose and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $523,148 and accumulated net realized loss has been decreased by $523,148.

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $10,445,402    $15,319,991
      Long-term capital gain..................             --             --
CLASS B
Distributions paid from:
      Ordinary income.........................      1,830,230      2,907,320
      Long-term capital gain..................             --             --
CLASS C
Distributions paid from:
      Ordinary income.........................         87,382        127,417
      Long-term capital gain..................             --             --
CLASS I
Distributions paid from:
      Ordinary income.........................      6,698,983      6,261,680
      Long-term capital gain..................             --             --
CLASS R4*
Distributions paid from:
      Ordinary income.........................          4,654          4,811
      Long-term capital gain..................             --             --
CLASS W**
Distributions paid from:
      Ordinary income.........................        324,071            N/A
      Long-term capital gain..................             --            N/A

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $  6,463,694
Undistributed accumulated long-term gain...................    $         --
Accumulated realized loss..................................    $ (4,163,824)
Unrealized appreciation (depreciation).....................    $ 31,542,818

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  39

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2007, was 0.71% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $1,912 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense,

--------------------------------------------------------------------------------

 40 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  41
to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $256,515 for Class A, $56,131 for Class B and $1,356 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Oct. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 1.08% for Class R4 and 1.26% for Class W. Of these waived fees and expenses, the transfer agency fees waived at the class level were $304,097, $64,618, $3,144, $69 and $9,436 for Class A, Class B, Class C, Class R4 and Class W, respectively, and the plan administration services fee waived at the class level was $19 for Class R4. Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I, 1.08% for Class R4 and 1.26% for Class W of the Fund's average daily net assets. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.82% for Class I, 1.12% for Class R4 and 1.27% for Class W of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

--------------------------------------------------------------------------------

 42 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $17,860 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $365,012,763 and $376,943,123, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $6,589 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $296 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2007, the Fund had no outstanding securities lending.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                   6,327,232      1,485,288      (12,063,782)        (4,251,262)
Class B                   1,270,247        258,114       (4,278,499)        (2,750,138)
Class C                      63,080         12,039         (177,897)          (102,778)
Class I                   5,334,334      1,019,550       (5,397,430)           956,454
Class R4*                    10,779            707           (7,379)             4,107
Class W**                 8,592,701         48,662         (763,389)         7,877,974
------------------------------------------------------------------------------------------

                                             YEAR ENDED OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                   7,394,126      2,234,083      (21,409,456)       (11,781,247)
Class B                   1,374,250        417,094       (9,072,811)        (7,281,467)
Class C                     104,714         17,325         (300,714)          (178,675)
Class I                  11,574,667        977,816       (4,003,763)         8,548,720
Class R4*                     1,649            751           (2,933)              (533)
------------------------------------------------------------------------------------------

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  43

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                 CURRENCY TO              CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                   BE DELIVERED              BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------
Nov. 5, 2007                       5,780,320                4,000,000     $14,077        $     --
                                 U.S. Dollar   European Monetary Unit
Nov. 6, 2007                       2,330,744              268,725,423          --             687
                                 U.S. Dollar             Japanese Yen
Nov. 8, 2007                      28,070,000                1,456,971          --          54,247
                                Czech Koruna              U.S. Dollar
Nov. 16, 2007                     30,500,000                4,668,534          --         135,304
                               Swedish Krona              U.S. Dollar
Nov. 19, 2007                  1,100,000,000                9,399,299          --         156,336
                                Japanese Yen              U.S. Dollar
Nov. 26, 2007                      6,050,000                6,192,426          --         212,483
                             Canadian Dollar              U.S. Dollar
Nov. 28, 2007                     12,630,000               18,055,595          --         247,706
                      European Monetary Unit              U.S. Dollar
Dec. 5, 2007                       4,720,000                4,273,866          --         114,159
                           Australian Dollar              U.S. Dollar
Dec. 7, 2007                       1,453,992                2,100,000         453              --
                                 U.S. Dollar         Singapore Dollar
Dec. 7, 2007                         933,154                1,220,000       4,776              --
                                 U.S. Dollar       New Zealand Dollar
Dec. 10, 2007                      9,100,000                1,686,606          --           8,199
                             Norwegian Krone              U.S. Dollar
Dec. 10, 2007                      9,100,000                3,627,811          --          10,734
                                Polish Zloty              U.S. Dollar
---------------------------------------------------------------------------------------------------
Total                                                                     $19,306        $939,855
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

6. INTEREST RATE FUTURES CONTRACTS

At Oct. 31, 2007, investments in securities included securities valued at $693,049 that were pledged as collateral to cover initial margin deposits on open purchase and open sale contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                         NUMBER OF      NOTIONAL      UNREALIZED
TYPE OF SECURITY                         CONTRACTS    MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, Dec. 2007, 10-year
  (European Monetary Unit)                  118       $19,372,032      $ (21,175)
Japanese Govt Bond, Dec. 2007,
   10-year (Japanese Yen)                     5         5,895,691         28,341
U.S. Long Bond, Dec. 2007, 20-year
   (U.S. Dollar)                             88         9,908,250        111,740
U.S. Treasury Note, Dec. 2007, 2-year
   (U.S. Dollar)                             52        10,769,688         69,720
---------------------------------------------------------------------------------
Total                                                 $45,945,661      $ 188,626
---------------------------------------------------------------------------------

                                         NUMBER OF      NOTIONAL      UNREALIZED
SALE CONTRACTS                           CONTRACTS    MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------
U.S. Treasury Note, Dec. 2007, 5-year
   (U.S. Dollar)                            205       $22,005,469      $(176,154)
U.S. Treasury Note, Dec. 2007,
   10-year (U.S. Dollar)                    179        19,692,798       (167,680)
---------------------------------------------------------------------------------
Total                                                 $41,698,267      $(343,834)
---------------------------------------------------------------------------------

7. SWAP CONTRACTS

At Oct. 31, 2007, the Fund had the following open CMBS total return swap contracts:

                           TERMINATION      NOTIONAL      UNREALIZED      UNREALIZED
                               DATE          AMOUNT      APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index and
pay a floating rate
based on 1-month LIBOR
less 1.20%.
Counterparty: Citigroup    Nov. 1, 2007    $1,300,000         $--          $ 53,349
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  45

                           TERMINATION      NOTIONAL      UNREALIZED      UNREALIZED
                               DATE          AMOUNT      APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index and
pay a floating rate
based on 1-month LIBOR
less 1.10%.
Counterparty: Citigroup    Dec. 1, 2007    $1,350,000         $--          $ 55,517
-------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index and
pay a floating rate
based on 1-month LIBOR
less 1.05%.
Counterparty: Wachovia     Dec. 1, 2007     1,175,000         --             48,237
-------------------------------------------------------------------------------------
Receive spread on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index plus
1.00% times notional
amount plus spread
return amount, if such
amount is positive, and
pay the absolute value
of the spread return
amount, if such amount
is negative.
Counterparty: Citigroup    Jan. 1, 2008       400,000         --             19,590
-------------------------------------------------------------------------------------
Receive spread on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index times
notional amount plus
spread return amount,
if such amount is
positive, and pay the
absolute value of the
spread return amount,
if such amount is
negative.
Counterparty: Citigroup    Jan. 1, 2008     1,300,000         --                 --
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

                           TERMINATION      NOTIONAL      UNREALIZED      UNREALIZED
                               DATE          AMOUNT      APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa
8.5+ Commercial
Mortgage-Backed
Securities Index and
pay a floating rate
based on 1-month LIBOR
less 1.10%.
Counterparty: Wachovia     Jan. 1, 2008    $1,350,000         $--          $ 55,366
-------------------------------------------------------------------------------------
Total                                                         $--          $232,059
-------------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $128,999,232 and $123,798,434, respectively, for the year ended Oct. 31, 2007.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $4,163,824 at Oct. 31, 2007, that if not offset by capital gains will expire as follows:

   2010        2014
$3,665,053   $498,771

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  47

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

GEOGRAPHIC CONCENTRATION/SECTOR RISK
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements

--------------------------------------------------------------------------------

 48 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  49
and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 50 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

13. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $6.60          $6.59          $7.02          $6.57          $6.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20(b)         .19            .16            .17            .18
Net gains (losses) (both realized and
 unrealized)                                .35            .14           (.23)           .52            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .55            .33           (.07)           .69            .78
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.26)          (.32)          (.36)          (.24)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.89          $6.60          $6.59          $7.02          $6.57
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $259           $276           $353           $389           $380
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (c),(d)             1.37%          1.39%          1.37%          1.34%          1.36%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (c),(d)             1.25%(e)       1.25%(e)       1.35%(e)       1.34%          1.36%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.08%          2.77%          2.42%          2.66%          2.73%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     77%            68%            73%            92%           117%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           8.63%          5.17%         (1.18%)        10.70%         13.25%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  51

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,          2007              2006           2005           2004           2003
Net asset value, beginning of
 period                                 $6.67          $6.59          $7.02          $6.57          $5.99
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .15(b)         .13            .10            .14            .12
Net gains (losses) (both realized
 and unrealized)                          .35            .16           (.23)           .50            .62
---------------------------------------------------------------------------------------------------------
Total from investment operations          .50            .29           (.13)           .64            .74
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.21)          (.21)          (.30)          (.19)          (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.96          $6.67          $6.59          $7.02          $6.57
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $47            $63           $111           $142           $158
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (c),(d)           2.13%          2.16%          2.13%          2.10%          2.12%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (c),(d)           2.01%(e)       2.02%(e)       2.12%(e)       2.10%          2.12%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)            2.30%          1.98%          1.65%          1.90%          1.97%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   77%            68%            73%            92%           117%
---------------------------------------------------------------------------------------------------------
Total return(f)                         7.68%          4.45%         (1.98%)         9.83%         12.39%
---------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 52 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,          2007              2006           2005           2004           2003
Net asset value, beginning of
  period                                $6.62          $6.57          $6.99          $6.55          $5.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .15(b)         .14            .11            .14            .13
Net gains (losses) (both realized
 and unrealized)                          .35            .13           (.22)           .49            .60
---------------------------------------------------------------------------------------------------------
Total from investment operations          .50            .27           (.11)           .63            .73
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.21)          (.22)          (.31)          (.19)          (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.91          $6.62          $6.57          $6.99          $6.55
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $3             $3             $4             $5             $5
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (c),(d)           2.13%          2.16%          2.14%          2.09%          2.14%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (c),(d)           2.01%(e)       2.02%(e)       2.12%(e)       2.09%          2.14%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)            2.32%          2.00%          1.65%          1.91%          1.89%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   77%            68%            73%            92%           117%
---------------------------------------------------------------------------------------------------------
Total return(f)                         7.75%          4.25%         (1.83%)         9.72%         12.41%
---------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  53

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                  2007              2006           2005        2004(B)
Net asset value, beginning of period            $6.59          $6.61          $7.03          $6.77
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .23(c)         .21            .19            .16
Net gains (losses) (both realized and
 unrealized)                                      .34            .14           (.22)           .24
--------------------------------------------------------------------------------------------------
Total from investment operations                  .57            .35           (.03)           .40
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income             (.29)          (.37)          (.39)          (.14)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                  $6.87          $6.59          $6.61          $7.03
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $157           $145            $89            $24
--------------------------------------------------------------------------------------------------

Gross expenses prior to expense
 waiver/reimbursement(d),(e)                     .87%           .88%           .91%           .89%(f)
--------------------------------------------------------------------------------------------------

Net expenses after expense
 waiver/reimbursement(d),(e)                     .87%           .88%           .91%           .89%(f)
--------------------------------------------------------------------------------------------------
Net investment income (loss)                    3.47%          3.18%          2.87%          3.07%(f)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                           77%            68%            73%            92%
--------------------------------------------------------------------------------------------------
Total return(g)                                 8.91%          5.52%          (.56%)         6.06%(h)
--------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,          2007              2006           2005           2004           2003
Net asset value, beginning of
  period                                $6.60          $6.61          $7.04          $6.59          $6.01
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .22(b)         .20            .16            .18            .19
Net gains (losses) (both realized
 and unrealized)                          .35            .13           (.22)           .52            .61
---------------------------------------------------------------------------------------------------------
Total from investment operations          .57            .33           (.06)           .70            .80
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.28)          (.34)          (.37)          (.25)          (.22)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.89          $6.60          $6.61          $7.04          $6.59
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $--            $--            $--            $--            $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            1.17%          1.20%          1.20%          1.17%          1.18%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)            1.08%(e)       1.08%(e)       1.18%(e)       1.17%          1.18%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)            3.27%          2.95%          2.60%          2.83%          2.69%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   77%            68%            73%            92%           117%
---------------------------------------------------------------------------------------------------------
Total return(f)                         8.84%          5.29%         (1.00%)        10.86%         13.54%
---------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  55

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $6.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .20
Net gains (losses) (both realized and
 unrealized)                                .17
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .37
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.88
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $54
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.35%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.26%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.34%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     77%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.71%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE GLOBAL BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Bond (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Bond Fund of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14376
March 26, 2007..............................................         0.03141
June 25, 2007...............................................         0.04174
Sept. 24, 2007..............................................         0.04682
Total distributions.........................................        $0.26373

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13157
March 26, 2007..............................................         0.01739
June 25, 2007...............................................         0.02861
Sept. 24, 2007..............................................         0.03281
Total distributions.........................................        $0.21038

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13074
March 26, 2007..............................................         0.01805
June 25, 2007...............................................         0.02872
Sept. 24, 2007..............................................         0.03386
Total distributions.........................................        $0.21137

--------------------------------------------------------------------------------

 58 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14984
March 26, 2007..............................................         0.03838
June 25, 2007...............................................         0.04822
Sept. 24, 2007..............................................         0.05317
Total distributions.........................................        $0.28961

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14718
March 26, 2007..............................................         0.03431
June 25, 2007...............................................         0.04526
Sept. 24, 2007..............................................         0.04969
Total distributions.........................................        $0.27644

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14948
March 26, 2007..............................................         0.03761
June 25, 2007...............................................         0.04508
Sept. 24, 2007..............................................         0.04852
Total distributions.........................................        $0.28069

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  61

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 62 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT  63

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 64 RIVERSOURCE GLOBAL BOND FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) GLOBAL BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                          S-6309 AD (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE GLOBAL EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     21

Notes to Financial Statements.......     27

Report of Independent Registered
   Public Accounting Firm...........     48

Federal Income Tax Information......     49

Board Members and Officers..........     51

Proxy Voting........................     55

Change in Independent Registered
   Public Accounting Firm...........     56

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Global Equity Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United States                                               33.5%
Hong Kong                                                    8.0%
Germany                                                      8.0%
United Kingdom                                               7.4%
Japan                                                        7.1%
Switzerland                                                  7.0%
Other(1)                                                    29.0%

(1) Includes Brazil 5.3%, Australia 3.5%, South Africa 2.3%, Spain 2.1%, Taiwan 2.1%, Canada 1.8%, France 1.7%, South Korea 1.6%, Sweden 1.4%, Russia 1.3%, Netherlands 0.9%, Bermuda 0.8%, India 0.8%, Ireland 0.5%, Mexico 0.5%, Norway 0.5%, Finland 0.4% and Cash & Cash Equivalents 1.5%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (United States)             2.8%
Roche Holding (Switzerland)           2.3%
Google Cl A (United States)           1.8%
Braskem Series A (Brazil)             1.5%
Plum Creek Timber (United States)     1.4%
China Mobile (Hong Kong)              1.4%
United Technologies (United States)   1.4%
CSL (Australia)                       1.4%
Inditex (Spain)                       1.3%
Carphone Warehouse Group (United
   Kingdom)                           1.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                         RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
            X                 LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

THREADNEEDLE INTERNATIONAL LIMITED

                           YEARS IN INDUSTRY
Dominic Rossi                        21
Stephen Thornber                     20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     IGLGX          05/29/90
Class B                     IDGBX          03/20/95
Class C                     RGCEX          06/26/00
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 IDGYX          03/20/95
Class R5                       --          12/11/06
Class W                        --          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $858.8 million
Number of holdings                              119

--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Global Equity Fund Class A (excluding
  sales charge)                                        +28.82%

Morgan Stanley Capital International
  MSCI All Country World Index (unmanaged)             +24.77%

Lipper Global Funds Index                              +21.25%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                               TOTAL
Class A                                                                        1.39%
Class B                                                                        2.15%
Class C                                                                        2.15%
Class R2(a)                                                                    1.74%
Class R3(a)                                                                    1.49%
Class R4(b)                                                                    1.24%
Class R5(a)                                                                    0.99%
Class W(c)                                                                     1.39%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                         RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/29/90)         +28.82%   +23.72%   +20.05%    +7.48%      +7.31%
 Class B (inception 3/20/95)         +27.81%   +22.82%   +19.13%    +6.66%      +7.49%
 Class C (inception 6/26/00)         +27.76%   +22.83%   +19.11%      N/A       +1.88%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +23.41%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +23.80%*
 Class R4** (inception 3/20/95)      +28.85%   +23.94%   +20.25%    +7.65%      +8.49%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +24.33%*
 Class W (inception 12/1/06)            N/A       N/A       N/A       N/A      +24.87%*

WITH SALES CHARGE
 Class A (inception 5/29/90)         +21.39%   +21.34%   +18.63%    +6.93%      +7.00%
 Class B (inception 3/20/95)         +22.81%   +21.93%   +18.94%    +6.66%      +7.49%
 Class C (inception 6/26/00)         +26.76%   +22.83%   +19.11%      N/A       +1.88%

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/29/90)         +27.66%   +22.44%   +20.01%    +6.06%      +7.00%
 Class B (inception 3/20/95)         +26.61%   +21.48%   +19.11%    +5.25%      +7.07%
 Class C (inception 6/26/00)         +26.48%   +21.47%   +19.07%      N/A       +1.12%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +16.61%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +16.88%*
 Class R4** (inception 3/20/95)      +27.69%   +22.55%   +20.25%    +6.22%      +8.06%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +17.40%*
 Class W (inception 12/1/06)            N/A       N/A       N/A       N/A      +17.89%*

With sales charge
 Class A (inception 5/29/90)         +20.32%   +20.04%   +18.60%    +5.43%     +6.63%
 Class B (inception 3/20/95)         +21.61%   +20.57%   +18.91%    +5.25%     +7.07%
 Class C (inception 6/26/00)         +25.48%   +21.47%   +19.07%      N/A      +1.12%

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2, Class R3, Class R4, Class R5 and Class W shares. Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.
  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                         RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Global Equity Fund portfolio managers Dominic Rossi and Stephen Thornber of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2007. Threadneedle, an indirect wholly owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Global Equity Fund perform for the period?

A: The Fund increased 28.82% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2007. The Fund outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (MSCI Index), which increased 24.77% for the period. The Fund also outperformed the Lipper Global Funds Index, representing the Fund's peer group, which increased 21.25% over the same time frame.

Q: What factors most significantly affected performance?

A: World markets remained healthy during the past 12 months, with the strongest results coming from the developing markets of Asia, Latin America and emerging Europe. Performance in developed markets, including Japan, the U.S. and Europe, was less impressive. This reflected the division in economic growth, with growth slowing in the U.S. and other mature economies, but remaining robust in the emerging markets.

   The Fund benefited from its regional positioning, particularly its emerging markets exposure. Allocations to Asia, Latin America and other emerging markets were larger than those of the MSCI Index and were a key performance driver. Having smaller weightings in the U.K. and U.S. was also advantageous. The Fund began the year with a larger weighting in Japan than the MSCI Index, which turned out to be disadvantageous, as the Japanese market was quite weak.

   Exposure to the mining, retail and real estate sectors all added value during the year. We emphasized mining stocks based on anticipated strength in emerging markets and a favorable outlook for commodities prices. The Fund's larger-than-MSCI Index weightings in retail and real estate also proved advantageous. Though the Fund was overweight in banks at the start of the year, we quickly moved to an underweight when the U.S. subprime situation developed. This enabled us to minimize the negative impact when concerns spread from the U.S. to global markets. Initially, the Fund's information technology weighting
--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   was smaller than the MSCI Index, but we later moved to a large overweight, which proved beneficial as well.

   Individual contributors to performance included three mining stocks, Phelps Dodge, Cia Vale do Rio Doce (CVRD) and Freeport-McMoRan Copper & Gold. Phelps Dodge was acquired during the period, while CVRD, a Brazilian iron ore and copper miner, and Freeport-McMoRan Copper & Gold, a U.S. copper and gold mining firm, benefited from higher metals prices. Two companies based in China also contributed to Fund results, property company China Overseas Land & Investment and China Mobile, the nation's largest wireless company. Petroleo Brasileiro, Brazil's national oil company, also added to results, benefiting from higher oil prices and new offshore discoveries. Google was another strong performer, as the Internet search engine regularly exceeded analyst earnings estimates.

   Having smaller positions in the strongly performing utilities and industrials sectors than the MSCI Index was a detractor. In Japan, the Fund's financial holdings suffered amid global weakness in the sector. In particular, Mitsubishi UFJ Financial Group faced write-offs related to the subprime situation and performed poorly; consequently we reduced the Fund's holdings. Stock selection in Europe was also a negative factor.

   In the U.S., holdings of E*TRADE Financial detracted. We held the stock based on its valuation, but mortgage and subprime exposure led to weak performance, which caused us to sell the position. The Fund's results were also hampered by U.S. homebuilders, such as DR Horton and Hovnanian Enterprises. We sold these stocks in the first half of the year when we saw continued weakness in the housing market.

   THE FUND BENEFITED FROM ITS REGIONAL POSITIONING, PARTICULARLY ITS EMERGING MARKETS EXPOSURE.


Q: What changes did you make to the Fund during the 12-month period?

   The Fund's regional positioning was largely unchanged. We continued to emphasize Asia, Latin America and emerging markets, while keeping the Fund's U.K. and U.S. positions smaller than those of the MSCI Index. We reduced the Fund's allocation to Japan, which started out larger than the MSCI Index, but became smaller as of fiscal year-end. We decreased the
--------------------------------------------------------------------------------

                         RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   Fund's U.S. position relative to the MSCI Index, mainly because we see better opportunities elsewhere.

   The Fund's positions in the materials, retail and information technology sectors remained larger than their respective weightings in the MSCI Index. We slightly increased the materials allocation, maintaining mining exposure while adding to soft commodities, particularly forest industries, paper and pulp.

   We reduced the retail sector overweight by taking profits in stocks that had done well. We are becoming more concerned about consumer spending, particularly in the U.S. and Europe. We also reduced the health care overweight, as the struggling sector faces significant patent expirations over the next 18 months, lack of new drugs coming to market and a potential for greater pricing pressure due to the impending U.S. presidential election.

   We moved from an underweight to an overweight in the information technology sector. Valuations had become quite attractive; we saw interesting business dynamics such as product launches and we thought some solid growth companies like IBM and Microsoft were being overlooked by the market.

   We shifted financials from an overweight to an underweight solely by reducing exposure to banks. Though we are looking for opportunities in the bank universe, we are not finding them at this time. The Fund's portfolio turnover rate for the annual period was 100%.

   WE DO EXPECT DIFFERENTIATED ECONOMIC GROWTH RATES FROM VARIOUS REGIONS, INCLUDING CONTINUED STRONG GROWTH FROM ASIA, LATIN AMERICA AND EMERGING MARKETS.


Q: How do you intend to manage the Fund in the months ahead?

A: We remain positive on equities, given that healthy economic growth in Asia and emerging markets, and low, but still positive growth in mature countries should keep the corporate earnings cycle positive. Another source of confidence is the general health of corporate balance sheets, where debt levels appear low. Finally, we consider equities attractively valued compared to their history and to bonds.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   We do expect differentiated economic growth rates from various regions, including continued strong growth from Asia, Latin America and emerging markets. We believe domestic dynamics in these areas can offset weakness in Europe and the U.S. We also believe stronger economic growth will flow to corporations and stock markets in these regions, and are therefore maintaining our current geographical positioning.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Equity Fund Class A shares (from 11/1/97 to 10/31/07) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE GLOBAL EQUITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $12,139    $17,865    $23,495    $19,387       $32,509
        Average annual total return        +21.39%    +21.34%    +18.63%     +6.93%        +7.00%
MSCI ALL COUNTRY WORLD INDEX(1)
        Cumulative value of $10,000       $12,477    $17,597    $25,133    $23,343       $47,445
        Average annual total return        +24.77%    +20.73%    +20.24%     +8.85%        +9.35%
LIPPER GLOBAL FUNDS INDEX(2)
        Cumulative value of $10,000       $12,125    $16,856    $23,317    $22,655       $47,294
        Average annual total return        +21.25%    +19.01%    +18.45%     +8.51%        +9.33%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL EQUITY FUND LINE GRAPH)

                                             RIVERSOURCE GLOBAL EQUITY      (MORGAN STANLEY CAPITAL
                                            FUND CLASS A (INCLUDES SALES   INTERNATIONAL) ALL COUNTRY      LIPPER GLOBAL FUNDS
                                                 CHARGE)                        WORLD INDEX(1)                 INDEX(2)
                                            ----------------------------   --------------------------      -------------------
'97                                                   $ 9,425                        $10,000                       $10,000
'98                                                    11,027                         11,303                        10,576
'99                                                    13,629                         14,244                        13,104
'00                                                    14,275                         14,358                        14,666
'01                                                     9,303                         10,747                        11,193
'02                                                     7,775                          9,289                         9,710
'03                                                     9,164                         11,634                        11,909
'04                                                    10,238                         13,266                        13,441
'05                                                    12,437                         15,239                        15,473
'06                                                    15,050                         18,709                        18,685
'07                                                    19,387                         23,343                        22,655

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 29, 1990. MSCI All Country World Index and Lipper peer group data is from June 1, 1990.
--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             MAY 1, 2007    OCT. 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,153.70         $ 7.60           1.40%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.15         $ 7.12           1.40%
 Class B
   Actual(b)                   $1,000         $1,149.00         $11.65           2.15%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.37         $10.92           2.15%
 Class C
   Actual(b)                   $1,000         $1,147.80         $11.64           2.15%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.37         $10.92           2.15%
 Class R2
   Actual(b)                   $1,000         $1,150.70         $ 9.49           1.75%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.38         $ 8.89           1.75%
 Class R3
   Actual(b)                   $1,000         $1,152.90         $ 8.25           1.52%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.54         $ 7.73           1.52%
 Class R4*
   Actual(b)                   $1,000         $1,154.80         $ 6.79           1.25%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.90         $ 6.36           1.25%
 Class R5
   Actual(b)                   $1,000         $1,156.30         $ 5.49           1.01%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.11         $ 5.14           1.01%
 Class W
   Actual(b)                   $1,000         $1,154.10         $ 7.60           1.40%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.15         $ 7.12           1.40%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +15.37% for Class A, +14.90% for Class B, +14.78% for Class C, +15.07% for Class R2, +15.29% for Class R3, +15.48% for Class R4, +15.63% for Class R5 and +15.41% for Class W.
--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.0%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (3.5%)
BIOTECHNOLOGY (1.4%)
CSL                                                 341,235             $11,720,426
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Boart Longyear Group                              2,200,000(b)            5,289,733
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
Oxiana                                            1,810,470               7,213,842
Zinifex                                             373,505               5,909,664
                                                                    ---------------
Total                                                                    13,123,506
-----------------------------------------------------------------------------------

BERMUDA (0.8%)
INSURANCE
PartnerRe                                            79,238               6,596,564
-----------------------------------------------------------------------------------

BRAZIL (3.7%)
HOUSEHOLD DURABLES (0.8%)
Cyrela Brazil Realty                                393,100               6,739,831
-----------------------------------------------------------------------------------

METALS & MINING (1.1%)
Cia Vale do Rio Doce ADR                            287,329               9,070,977
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Petroleo Brasileiro ADR                             102,697               9,820,914
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Aracruz Celulose ADR                                 76,778               5,903,460
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Cyrela Commercial Properties Empreendimentos
 e Participacoes                                     78,620(b)              611,060
-----------------------------------------------------------------------------------

CANADA (1.8%)
METALS & MINING (1.1%)
Barrick Gold                                        207,147               9,141,397
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
AbitibiBowater Canada                               174,420               5,931,586
-----------------------------------------------------------------------------------

FINLAND (0.5%)
COMMUNICATIONS EQUIPMENT
Nokia                                               101,478               4,030,386
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FRANCE (1.7%)
AUTOMOBILES (0.5%)
Renault                                              26,711              $4,511,658
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
Societe Generale                                     59,061               9,978,181
-----------------------------------------------------------------------------------

GERMANY (7.3%)
AEROSPACE & DEFENSE (1.3%)
MTU Aero Engines Holding                            165,463              10,104,720
-----------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
Continental                                          58,429               8,829,608
-----------------------------------------------------------------------------------

AUTOMOBILES (1.0%)
Daimler                                              79,681               8,787,630
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Bayer                                               102,285               8,542,275
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Deutsche Boerse                                      55,480               8,907,040
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Siemens                                              55,894               7,632,680
-----------------------------------------------------------------------------------

INSURANCE (1.1%)
Allianz                                              42,705               9,635,208
-----------------------------------------------------------------------------------

HONG KONG (8.0%)
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Hong Kong Exchanges and Clearing                    174,000               5,808,588
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Hongkong & Shanghai Hotels                        4,277,500               7,919,207
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
China Grand Forestry Resources Group             17,538,000(b)            6,232,876
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (3.3%)
Agile Property Holdings                           2,772,000              $6,727,804
China Overseas Land & Investment                  2,956,000               7,075,536
Great Eagle Holdings                              1,424,607               5,922,065
Hang Lung Properties                              1,781,000               8,568,601
                                                                    ---------------
Total                                                                    28,294,006
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Esprit Holdings                                     497,500               8,308,958
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
China Mobile                                        586,500              12,125,068
-----------------------------------------------------------------------------------

INDIA (0.8%)
WIRELESS TELECOMMUNICATION SERVICES
Bharti Airtel                                       273,379(b)            7,035,002
-----------------------------------------------------------------------------------

IRELAND (0.5%)
COMMERCIAL BANKS
Bank of Ireland                                     230,829               4,254,099
-----------------------------------------------------------------------------------

JAPAN (7.0%)
BUILDING PRODUCTS (0.6%)
Asahi Glass                                         361,000               4,973,107
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
Chiba Bank                                          572,000               4,592,412
Mitsubishi UFJ Financial Group                      627,000               6,275,756
Mizuho Financial Group                                  999               5,616,529
                                                                    ---------------
Total                                                                    16,484,697
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
GOLDCREST                                           183,980               8,763,643
-----------------------------------------------------------------------------------

INSURANCE (0.6%)
Sony Financial Holdings                               1,500(b)            5,397,555
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
AMADA                                               707,000               7,155,941
THK                                                 220,900               4,872,681
                                                                    ---------------
Total                                                                    12,028,622
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.2%)
Canon                                               204,500              10,350,717
-----------------------------------------------------------------------------------

SOFTWARE (0.3%)
Nintendo                                              4,000               2,541,086
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEXICO (0.5%)
WIRELESS TELECOMMUNICATION SERVICES
America Movil ADR Series L                           68,532              $4,481,307
-----------------------------------------------------------------------------------

NETHERLANDS (0.8%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
ASML Holding                                        209,163(b)            7,283,153
-----------------------------------------------------------------------------------

NORWAY (0.5%)
OIL, GAS & CONSUMABLE FUELS
StatoilHydro                                        137,750               4,694,021
-----------------------------------------------------------------------------------

RUSSIA (1.3%)
CHEMICALS (0.1%)
Uralkali GDR                                         18,717(b,d,e)          469,797
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
MMC Norilsk Nickel ADR                                8,000               2,520,000
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Gazprom ADR                                         157,754               7,852,994
-----------------------------------------------------------------------------------

SOUTH AFRICA (2.2%)
FOOD & STAPLES RETAILING (1.1%)
Massmart Holdings                                   777,726               9,761,545
-----------------------------------------------------------------------------------

MEDIA (0.8%)
Naspers Series N                                    224,691               7,147,270
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
First Uranium                                       209,500(b)            2,399,989
-----------------------------------------------------------------------------------

SOUTH KOREA (1.6%)
COMMERCIAL BANKS (1.2%)
Kookmin Bank                                         23,903               1,952,281
Shinhan Financial Group                             127,121               8,295,164
                                                                    ---------------
Total                                                                    10,247,445
-----------------------------------------------------------------------------------

METALS & MINING (0.4%)
POSCO                                                 5,022               3,657,746
-----------------------------------------------------------------------------------

SPAIN (2.1%)
BIOTECHNOLOGY (0.8%)
Grifols                                             251,669               6,677,083
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Inditex                                             153,725              11,494,220
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SWEDEN (1.4%)
MACHINERY (0.5%)
Atlas Copco Series A                                269,600              $4,532,580
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Holmen Series B                                     184,200               7,268,364
-----------------------------------------------------------------------------------

SWITZERLAND (7.0%)
CAPITAL MARKETS (0.6%)
UBS                                                  94,680               5,076,456
-----------------------------------------------------------------------------------

CHEMICALS (1.1%)
Syngenta                                             37,505               9,073,005
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Nestle                                               22,959              10,605,262
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Xstrata                                              86,564               6,241,160
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.1%)
Petroplus Holdings                                  104,424(b)            9,115,645
-----------------------------------------------------------------------------------

PHARMACEUTICALS (2.3%)
Roche Holding                                       117,009              19,987,232
-----------------------------------------------------------------------------------

TAIWAN (2.1%)
COMPUTERS & PERIPHERALS (1.2%)
Asustek Computer                                  1,377,000               4,889,497
High Tech Computer                                  279,500               5,759,042
                                                                    ---------------
Total                                                                    10,648,539
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Hon Hai Precision Industry                          988,370               7,578,131
-----------------------------------------------------------------------------------

UNITED KINGDOM (7.4%)
COMMERCIAL BANKS (0.8%)
Standard Chartered                                  184,753               7,185,181
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Drax Group                                          247,726               3,488,002
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Anglo American                                       98,795               6,871,315
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.1%)
BG Group                                            459,974               8,527,475
Tullow Oil                                          632,070               8,407,409
                                                                    ---------------
Total                                                                    16,934,884
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
CSR                                                 451,029(b)           $6,082,453
-----------------------------------------------------------------------------------

SOFTWARE (0.8%)
Autonomy                                            349,500(b)            7,167,407
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Carphone Warehouse Group                          1,517,961              11,124,671
-----------------------------------------------------------------------------------

TOBACCO (0.5%)
Imperial Tobacco Group                               87,406               4,436,245
-----------------------------------------------------------------------------------

UNITED STATES (33.5%)
AEROSPACE & DEFENSE (1.4%)
United Technologies                                 153,752              11,775,866
-----------------------------------------------------------------------------------

BEVERAGES (2.1%)
Hansen Natural                                      120,546(b)            8,197,128
PepsiCo                                             128,998               9,509,733
                                                                    ---------------
Total                                                                    17,706,861
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
Gilead Sciences                                      98,811(b)            4,564,080
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
FCStone Group                                       110,260(b)            3,886,665
Goldman Sachs Group                                  30,000               7,437,600
                                                                    ---------------
Total                                                                    11,324,265
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Republic Services                                   161,173               5,510,505
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Cisco Systems                                       152,241(b)            5,033,087
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Apple                                                32,000(b)            6,078,400
IBM                                                  89,676              10,413,177
                                                                    ---------------
Total                                                                    16,491,577
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                                     96,446               5,878,384
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Bank of America                                     112,583               5,435,507
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.0%)
Exelon                                              106,428               8,810,110
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED STATES (CONT.)

ENERGY EQUIPMENT & SERVICES (1.2%)
Diamond Offshore Drilling                            47,454              $5,373,216
Schlumberger                                         54,861               5,297,927
                                                                    ---------------
Total                                                                    10,671,143
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Winn-Dixie Stores                                   148,386(b)            3,507,845
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
St. Jude Medical                                    193,944(b)            7,899,339
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
WellPoint                                           136,300(b)           10,799,049
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
KB HOME                                             140,653               3,887,649
-----------------------------------------------------------------------------------

INSURANCE (0.7%)
American Intl Group                                  94,086               5,938,708
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.2%)
eBay                                                299,604(b)           10,815,704
Google Cl A                                          22,323(b)           15,782,361
                                                                    ---------------
Total                                                                    26,598,065
-----------------------------------------------------------------------------------

IT SERVICES (1.4%)
Automatic Data Processing                           135,883               6,734,362
DST Systems                                          67,161(b)            5,689,208
                                                                    ---------------
Total                                                                    12,423,570
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Exelixis                                            360,510(b)            3,965,610
Thermo Fisher Scientific                            138,839(b)            8,165,122
                                                                    ---------------
Total                                                                    12,130,732
-----------------------------------------------------------------------------------

MEDIA (0.7%)
Comcast Cl A                                        270,647(b)            5,697,119
-----------------------------------------------------------------------------------

METALS & MINING (1.7%)
Alcoa                                                98,000               3,879,820
Freeport-McMoRan Copper & Gold                       58,920               6,933,707
Newmont Mining                                       78,548               3,994,951
                                                                    ---------------
Total                                                                    14,808,478
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED STATES (CONT.)

OIL, GAS & CONSUMABLE FUELS (2.4%)
Devon Energy                                        108,181             $10,104,105
Marathon Oil                                        175,530              10,379,088
                                                                    ---------------
Total                                                                    20,483,193
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Johnson & Johnson                                   101,270               6,599,766
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.4%)
Plum Creek Timber                                   276,843              12,366,577
-----------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
Norfolk Southern                                    144,625               7,469,881
-----------------------------------------------------------------------------------

SOFTWARE (2.8%)
Microsoft                                           661,123              24,335,937
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Abercrombie & Fitch Cl A                             61,960               4,907,232
-----------------------------------------------------------------------------------

TOBACCO (0.5%)
Altria Group                                         53,630               3,911,236
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $664,403,845)                                                   $824,494,934
-----------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (2.2%)(c)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (1.5%)
Braskem Series A                                  1,400,000             $13,267,842
-----------------------------------------------------------------------------------

GERMANY (0.7%)
Porsche                                               2,162               5,768,418
-----------------------------------------------------------------------------------

HONG KONG (--%)
China Overseas Land & Investment
 Warrants                                           244,833(b,e)            203,759
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $15,520,876)                                                     $19,240,019
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  19

MONEY MARKET FUND (1.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 12,652,602(f)          $12,652,602
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $12,652,602)                                                     $12,652,602
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $692,577,323)(g)                                                $856,387,555
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by using procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2007, the value of these securities amounted to $469,797 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2007, is as follows:

                                                     ACQUISITION
SECURITY                                                DATES              COST
---------------------------------------------------------------------------------
Uralkali GDR*                                         10-15-07           $327,548
China Overseas Land & Investment
   Warrants                                           08-14-07                 --

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(f)  Affiliated Money Market Fund -- See Note 5 to the financial statements.
(g) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $693,254,865 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $171,108,252
Unrealized depreciation                                             (7,975,562)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $163,132,690
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;
(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;
(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $679,924,721)          $  843,734,953
   Affiliated money market fund (identified cost
   $12,652,602) (Note 5)                                            12,652,602
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $692,577,323)                                                   856,387,555
Foreign currency holdings (identified cost $542,999) (Note
   1)                                                                  549,211
Capital shares receivable                                              430,246
Dividends receivable                                                 1,291,335
Receivable for investment securities sold                            1,368,801
------------------------------------------------------------------------------
Total assets                                                       860,027,148
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                        205,830
Capital shares payable                                                 670,974
Payable for investment securities purchased                            142,781
Accrued investment management services fee                              17,823
Accrued distribution fee                                                 7,993
Accrued transfer agency fee                                              1,077
Accrued administrative services fee                                      1,806
Accrued plan administration services fee                                    66
Other accrued expenses                                                 173,140
------------------------------------------------------------------------------
Total liabilities                                                    1,221,490
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  858,805,658
==============================================================================

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  21

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      900,997
Additional paid-in capital                                       1,036,399,541
Excess of distributions over net investment income                   2,648,118
Accumulated net realized gain (loss) (Note 7)                     (345,022,269)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      163,879,271
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  858,805,658
==============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $736,862,352
                                             Class B                           $103,845,698
                                             Class C                           $  8,245,080
                                             Class R2                          $      6,099
                                             Class R3                          $      6,115
                                             Class R4                          $  9,828,003
                                             Class R5                          $      6,141
                                             Class W                           $      6,170
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           76,651,956    $       9.61
                                             Class B shares      11,509,285    $       9.02
                                             Class C shares         922,827    $       8.93
                                             Class R2 shares            634    $       9.62
                                             Class R3 shares            634    $       9.65
                                             Class R4 shares      1,013,137    $       9.70
                                             Class R5 shares            634    $       9.69
                                             Class W shares             639    $       9.66
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.20. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 13,582,601
Interest                                                              30,081
Income distributions from affiliated money market fund (Note
   5)                                                                443,195
Fee income from securities lending (Note 3)                          116,235
   Less foreign taxes withheld                                    (1,104,148)
----------------------------------------------------------------------------
Total income                                                      13,067,964
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 6,075,014
Distribution fee
   Class A                                                         1,638,700
   Class B                                                         1,107,840
   Class C                                                            68,437
   Class R2                                                               24
   Class R3                                                               12
   Class W                                                                12
Transfer agency fee
   Class A                                                         1,331,589
   Class B                                                           240,803
   Class C                                                            14,294
   Class R2                                                                3
   Class R3                                                                3
   Class R4                                                            5,799
   Class R5                                                                3
   Class W                                                                10
Service fee -- Class R4                                                  931
Administrative services fee                                          611,621
Plan administration services fee
   Class R2                                                               12
   Class R3                                                               12
   Class R4                                                           20,261
Compensation of board members                                         13,808
Custodian fees                                                       262,921
Printing and postage                                                 181,440
Registration fees                                                     91,726
Professional fees                                                     46,902
Other                                                                 29,790
----------------------------------------------------------------------------
Total expenses                                                    11,741,967
   Earnings and bank fee credits on cash balances (Note 2)           (49,124)
----------------------------------------------------------------------------
Total net expenses                                                11,692,843
----------------------------------------------------------------------------
Investment income (loss) -- net                                    1,375,121
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED OCT. 31, 2007

5x

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                      $130,461,314
   Foreign currency transactions                                            (13,569)
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 130,447,745
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    67,887,744
-----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                   198,335,489
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $199,710,610
===================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                          2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $   1,375,121    $     636,865
Net realized gain (loss) on investments                    130,447,745       98,555,283
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                        67,887,744       22,761,204
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              199,710,610      121,953,352
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (5,052,007)      (1,251,232)
      Class B                                                  (46,137)              --
      Class C                                                  (24,579)            (867)
      Class R2                                                     (60)             N/A
      Class R3                                                     (61)             N/A
      Class R4                                                 (77,098)         (25,269)
      Class R5                                                     (61)             N/A
      Class W                                                      (61)             N/A
---------------------------------------------------------------------------------------
Total distributions                                         (5,200,064)      (1,277,368)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  25

YEAR ENDED OCT. 31,                                          2007             2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               $ 103,394,162    $ 172,183,612
   Class B shares                                           16,189,120       35,714,119
   Class C shares                                            2,137,681        3,352,708
   Class R2 shares                                               5,000              N/A
   Class R3 shares                                               5,000              N/A
   Class R4 shares                                           2,445,834        3,186,241
   Class R5 shares                                               5,000              N/A
   Class W shares                                                5,000              N/A
Reinvestment of distributions at net asset value
   Class A shares                                            4,972,629        1,230,861
   Class B shares                                               45,360               --
   Class C shares                                               23,936              850
   Class R4 shares                                              77,098           25,268
Payments for redemptions
   Class A shares                                         (141,986,972)    (110,583,690)
   Class B shares (Note 2)                                 (50,692,015)     (46,861,081)
   Class C shares (Note 2)                                  (1,286,730)        (685,303)
   Class R4 shares                                          (4,449,426)      (1,565,797)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (69,109,323)      55,997,788
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    125,401,223      176,673,772
Net assets at beginning of year                            733,404,435      556,730,663
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 858,805,658    $ 733,404,435
=======================================================================================
Undistributed net investment income                      $   2,648,118    $     158,923
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Equity Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Oct. 31, 2007, the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  27

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Oct. 31, 2007 was $673,556 representing 0.08% of net assets. These securities may be valued at fair value according to

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT 29 recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,314,138 and accumulated net realized loss has been increased by $6,314,138.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $5,052,007    $1,251,232
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................        46,137            --
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        24,579           867
      Long-term capital gain....................            --            --
CLASS R2(A)
Distributions paid from:
      Ordinary income...........................            60           N/A
      Long-term capital gain....................            --           N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income...........................            61           N/A
      Long-term capital gain....................            --           N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income...........................        77,098        25,269
      Long-term capital gain....................            --            --
CLASS R5(A)
Distributions paid from:
      Ordinary income...........................            61           N/A
      Long-term capital gain....................            --           N/A

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  31

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS W(C)
Distributions paid from:
      Ordinary income...........................    $       61           N/A
      Long-term capital gain....................            --           N/A

(a)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $   2,946,914
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(344,634,903)
Unrealized appreciation (depreciation)...................    $ 163,193,109

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $29,844 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.78% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $4,580 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  33

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $841,596 for Class A, $53,834 for Class B and $1,148 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $49,124 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $774,144,689 and $857,517,015, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $116,235 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $1,762 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2007, the Fund had no outstanding securities lending.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  35

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  12,264,903       636,700       (17,108,766)       (4,207,163)
Class B                   2,095,921         6,146        (6,192,934)       (4,090,867)
Class C                     276,396         3,279          (164,135)          115,540
Class R2(a)                     634            --                --               634
Class R3(a)                     634            --                --               634
Class R4(b)                 288,576         9,796          (531,402)         (233,030)
Class R5(a)                     634            --                --               634
Class W(c)                      639            --                --               639
------------------------------------------------------------------------------------------

                                             YEAR ENDED OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  24,909,235       183,985       (15,810,293)        9,282,927
Class B                   5,476,744            --        (7,193,343)       (1,716,599)
Class C                     511,941           135          (104,104)          407,972
Class R4(b)                 450,583         3,744          (221,723)          232,604
------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $402,363,676 and $394,130,571, respectively, for the year ended Oct. 31, 2007.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $344,634,903 at Oct. 31, 2007, that if not offset by capital gains will expire as follows:

    2009           2010          2011
$170,490,067   $143,634,885   $30,509,951

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT 37 investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  39

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.52          $6.23          $5.16          $4.62          $3.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(b)         .01            .02             --            .01
Net gains (losses) (both realized and
 unrealized)                               2.13           1.30           1.08            .54            .69
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.15           1.31           1.10            .54            .70
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.02)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.61          $7.52          $6.23          $5.16          $4.62
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $737           $608           $446           $364           $366
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.39%          1.51%          1.57%          1.41%          1.50%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .28%           .23%           .33%           .07%           .26%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          28.82%         21.01%         21.48%         11.72%         17.86%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.06          $5.88          $4.87          $4.40          $3.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.01)          (.02)          (.03)          (.03)
Net gains (losses) (both realized and
 unrealized)                               2.00           1.19           1.03            .50            .67
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.96           1.18           1.01            .47            .64
-----------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        .00             --             --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.02          $7.06          $5.88          $4.87          $4.40
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $104           $110           $102           $104           $142
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     2.15%          2.28%          2.34%          2.18%          2.27%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.45%)         (.54%)         (.41%)         (.66%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          27.81%         20.07%         20.74%         10.68%         17.02%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.02          $5.85          $4.85          $4.38          $3.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.01)          (.02)          (.02)          (.03)
Net gains (losses) (both realized and
 unrealized)                               1.98           1.18           1.03            .49            .66
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.94           1.17           1.01            .47            .63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)            --           (.01)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.93          $7.02          $5.85          $4.85          $4.38
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $8             $6             $2             $1             $1
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     2.15%          2.27%          2.33%          2.19%          2.29%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.48%)         (.50%)         (.53%)         (.69%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          27.76%         20.03%         20.89%         10.73%         16.80%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)            (.01)
Net gains (losses) (both realized and
 unrealized)                               1.84
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.83
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.62
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     1.74%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.13%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          23.41%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  43

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .01
Net gains (losses) (both realized and
 unrealized)                               1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.86
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     1.49%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .12%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          23.80%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.60          $6.29          $5.20          $4.65          $3.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .02            .04            .01            .02
Net gains (losses) (both realized and
 unrealized)                               2.13           1.31           1.09            .54            .69
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.17           1.33           1.13            .55            .71
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.02)          (.04)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70          $7.60          $6.29          $5.20          $4.65
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10             $9             $6             $4             $5
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.23%          1.32%          1.38%          1.23%          1.30%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.23%          1.32%          1.38%          1.23%          1.30%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .45%           .44%           .49%           .25%           .43%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          28.85%         21.26%         21.90%         11.88%         18.02%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  45

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .05
Net gains (losses) (both realized and
 unrealized)                               1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.90
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .99%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .62%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          24.33%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .02
Net gains (losses) (both realized and
 unrealized)                               1.91
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.93
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.66
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     1.39%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .20%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    100%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          24.87%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Equity of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP
MINNEAPOLIS, MINNESOTA

DECEMBER 17, 2007

--------------------------------------------------------------------------------

 48 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06284

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00295

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.02928

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09543

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09591

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  49

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07261

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09670

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........          59.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09531

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 50 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 52 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                        RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT  55

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 56 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) GLOBAL EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                          S-6334 AD (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL TECHNOLOGY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE GLOBAL TECHNOLOGY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     18

Notes to Financial Statements.......     22

Report of Independent Registered
   Public Accounting Firm...........     40

Board Members and Officers..........     41

Proxy Voting........................     45

Change in Independent Registered
   Public Accounting Firm...........     46

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Global Technology Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Information Technology                                       86.5%
Telecommunication Services                                    6.4%
Cash & Cash Equivalents(1)                                    6.3%
Financials                                                    0.8%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing.
(1) Of the 6.3%, 0.5% is due to security lending activity and 5.8% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft                             8.3%
Cisco Systems                         6.3%
Intel                                 5.6%
Google Cl A                           4.6%
Oracle                                4.4%
Hewlett-Packard                       4.1%
IBM                                   3.8%
Apple                                 3.8%
Dell                                  2.7%
Adobe Systems                         2.4%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the fund's prospectus for specific risks associated with the Fund.
--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                  X        LARGE
                  X        MEDIUM        SIZE
                  X        SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Bob Ewing, CFA                      19
Nick Thakore                        14

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXIAX          11/13/96
Class B                     INVBX          11/13/96
Class C                     AXICX          06/26/00
Class I                        --          07/15/04
Class R4(1)                 RSGTX          11/13/96
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $185.5 million
Number of holdings                               54

--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Global Technology Fund Class A
  (excluding sales charge)                             +25.62%

S&P GSTI(TM) Composite Index (unmanaged)               +29.06%

Lipper Science and Technology Funds Index              +29.71%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                         TOTAL
 Class A                                                                 1.60%
 Class B                                                                 2.38%
 Class C                                                                 2.36%
 Class I                                                                 0.99%
 Class R4(a)                                                             1.34%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)        +25.62%   +18.43%   +24.17%    +7.49%      +7.32%
 Class B (inception 11/13/96)        +24.88%   +17.72%   +23.19%    +6.66%      +6.49%
 Class C (inception 6/26/00)         +24.76%   +17.62%   +23.28%      N/A       -8.54%
 Class I (inception 7/15/04)         +26.42%   +19.34%      N/A       N/A      +20.11%
 Class R4* (inception 11/13/96)      +26.34%   +18.82%   +24.41%    +7.60%      +7.42%

WITH SALES CHARGE
 Class A (inception 11/13/96)        +18.29%   +16.15%   +22.77%    +6.94%      +7.32%
 Class B (inception 11/13/96)        +19.88%   +16.75%   +23.01%    +6.66%      +6.49%
 Class C (inception 6/26/00)         +23.76%   +17.62%   +23.28%      N/A       -8.54%

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)        +24.14%   +19.68%   +28.25%    +6.28%      +6.85%
 Class B (inception 11/13/96)        +22.89%   +18.62%   +27.26%    +5.43%      +6.00%
 Class C (inception 6/26/00)         +23.38%   +18.78%   +27.36%      N/A       -9.33%
 Class I (inception 7/15/04)         +25.00%   +20.41%      N/A       N/A      +18.73%
 Class R4* (inception 11/13/96)      +24.36%   +19.86%   +28.52%    +6.39%      +6.95%

WITH SALES CHARGE
 Class A (inception 11/13/96)        +16.98%   +17.35%   +26.73%    +5.65%      +6.27%
 Class B (inception 11/13/96)        +17.89%   +17.66%   +27.11%    +5.43%      +6.00%
 Class C (inception 6/26/00)         +22.38%   +18.78%   +27.36%      N/A       -9.33%

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Bob Ewing and Nick Thakore discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2007. Mr. Ewing and Mr. Thakore took over management of the Fund in June 2007. They lead a team of research analysts in determining the allocation of the portfolio among various sectors of the technology industry. Each research analyst on the team covers one or more of these sectors and, under the oversight of Mr. Ewing and Mr. Thakore, is responsible for selecting investments based on the portfolio sector allocation determination.

Q: How did RiverSource Global Technology Fund perform for the annual period ended Oct. 31, 2007?

A: RiverSource Global Technology Fund's Class A shares increased 25.62%
   (excluding sales charge) for the 12 months ended Oct. 31, 2007, underperforming its benchmark, the unmanaged S&P GSTI(TM) Composite Index, formerly known as the Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index, which increased 29.06% and its peer group, represented by the Lipper Science and Technology Funds Index, which increased 29.71% during the same period.

Q: What factors most significantly affected performance during the fiscal year?

A: The technology sector showed very positive growth at the end of 2006, before experiencing greater ups and downs in early 2007. Technology usually performs better in the second half of the calendar year, and that cycle was even more pronounced in 2007. Consumer spending generally held up better than expected, with personal computer purchases continuing to be robust. Spending on telecommunications weakened a bit, but in general, technology expenditures were favorable and investors responded positively to the sector.

   The Fund's strong positive results fell short of its benchmark, the S&P GSTI Composite Index, which is weighted heavily toward large-cap stocks. During periods when the technology sector appreciates rapidly, more aggressive strategies typically perform best. However, we position the Fund for the long term and believe its performance over full market cycles supports the soundness of our approach. Portfolio positioning in computers and peripherals, semiconductors and media detracted from return relative to the S&P GSTI Composite Index. The Fund benefited from its positioning in software, communications equipment and telecommunications services.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Software was by far the strongest performing industry for the Fund. The software position, which was significantly larger than that of the S&P GSTI Composite Index, included a selection of small- and mid-size software companies that we thought would be takeover candidates. The environment for merger and acquisition (M&A) in the software industry remained strong, and the Fund's results were enhanced by acquired holdings. Nuance Communications was among the Fund's leading contributors for the year. The company, a leader in the speech recognition business, provides software to call centers, dictation services and hospitals. We trimmed the position following its strong gains, but still look for long-term potential.

   Positioning in the communications equipment group also added to return as cell phone makers Motorola and Nokia benefited from growth in handset sales. An underweight in another strong performer, Research in Motion, detracted from return. These companies continue to profit from expanded use of cell phones and other handheld devices for email and Internet browsing, areas where penetration rates are low, but increasing. Continued growth in emerging market cell phone sales is also driving earnings.

   THE ENVIRONMENT FOR MERGER AND ACQUISITION IN THE SOFTWARE INDUSTRY REMAINED STRONG, AND THE FUND'S RESULTS WERE ENHANCED BY ACQUIRED HOLDINGS.

   In the telecommunications services sector, the Fund benefited from its holdings of Spain's Telefonica, a stock that is not in the S&P GSTI Composite Index. The company provides wireless services to residential and corporate customers in Europe and Latin America, two growth regions.

   Cogent Communications Group was a leading individual contributor. The company provides Internet connectivity for office buildings in U.S. metropolitan areas. Our research showed the company had great operating leverage and was a leader in its market. The company performed well through July 2007 before giving back gains. We had already taken profits and had minimal holdings when the stock weakened.

   Within the semiconductor group, emphasis was on turnaround stocks and those positioned to benefit from developing themes, such as the rapid increase of cell phone usage. However, semiconductor stocks often have high debt levels, a

--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   disadvantage in tightening credit markets. In addition, many semiconductors exhibited a price premium because they were considered acquisition candidates. When private equity and M&A activity dried up, this price premium disappeared. We still believe these companies can perform well, but it may take longer than expected.

   Spansion, a mid-cap company that provides memory for cell phones, was one of the largest detractors during the period. Spansion is well-positioned with technology that no other company offers, but has been stymied by concerns about its debt load, excess inventory in a key market and the expense of building a new factory. We believe margins will improve once the building is completed and that the inventory situation will improve by early 2008.

   The Fund's underperformance in the computers and peripherals segment stemmed mainly from an underweight in Apple and EMC, two strong performers in the S&P GSTI Composite Index. Apple was a top 10 position in the Fund during much of its advance, but the stock's weighting in the S&P GSTI Composite Index was larger than we considered prudent for the Fund given its premium valuation characteristics. Our outlook for Apple is favorable and we believe the iPhone, a breakthrough product in its early stages, could lead to further innovations and create a halo effect on other Apple products. We sold EMC in the spring before the data storage provider benefited from a partial spin-off of VMWare.

Q: What changes did you make to the Fund and how is it currently positioned?

A: During the summer, we increased our focus on large-cap stocks as they became inexpensive relative to small- and mid-size stocks and had very attractive free cash flow yields. We bought stocks such as IBM, Oracle and Microsoft and took profits in some small-cap stocks that had performed well. This repositioning proved effective toward the end of the period as investors became nervous about small-cap stocks. We continue to emphasize large-cap stocks, given expectations for slowing economic growth in developed nations.

   We also reduced some telecommunications services holdings, selling Sprint Nextel and Virgin Media, and reduced our holdings of Qwest Communications Intl.

   The Fund's portfolio turnover rate during the annual period was 167%.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   STRONG EMERGING MARKETS GROWTH HAS CUSHIONED SOME AREAS OF TECHNOLOGY, COMPENSATING FOR LACKLUSTER GROWTH EXHIBITED BY LARGE ENTERPRISES AND COMPANIES WITH FINANCIAL SERVICES EXPOSURE.


Q: How do you intend to manage the Fund in the coming months?

A: While we remain optimistic about the long-term demand for technology products, we realize that growth over the near-term may be dampened somewhat by the murky domestic economic picture. The first quarter of the year is generally challenging for technology, and recent concerns about economic growth may lead to conservative budget planning and cautious first quarter spending. We are cognizant of the difficulties exhibited by companies in the U.S. financial services industry and have de-emphasized investments in this area, as there is a strong possibility that business uncertainty will likely reduce hiring and related technology spending. Strong emerging markets growth has cushioned some areas of technology, compensating for lackluster growth exhibited by large enterprises and companies with financial services exposure. Other areas that may help counterbalance domestic weakness include government, education and health care, as the budgets of these industries are less impacted by the credit markets or consumer spending.

   Though generally pleased with the strength of U.S. consumer spending, we are somewhat concerned that spending will weaken. For that reason, we are looking closely at technology product cycles and continue to seek out companies that have the "it" product to attract high-end consumers. Personal computer sales, which experienced phenomenal growth this year, could come in below growth levels during the fourth quarter due to component constraints. However, we are optimistic that a shift toward notebook computers, a higher margin product, may support continued demand above growth trend levels. In evaluating PC providers, we are focusing on their mix of products, since some tend to be more diversified than others. We are closely monitoring end market demand for products that contain semiconductors, such as handsets and personal computers, as less than expected sales could spell trouble for companies exposed to either end market.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   As semiconductor inventory levels appear to be well-managed at this point, any correction should be somewhat short-lived, barring an economic meltdown.

   We anticipate maintaining a slightly defensive positioning through the end of 2007 and into the first quarter of 2008. Though we are looking for small-cap companies that might be longer term success stories, we remain comfortable with the Fund's current large-cap slant.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Technology Fund Class A shares (from 11/1/97 to 10/31/07) as compared to the performance of two widely cited performance indices, the S&P GSTI(TM) Composite Index and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Oct. 31, 2007
                                                                                          SINCE
                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE GLOBAL TECHNOLOGY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,829    $15,670    $27,891    $19,412       $21,697
        Average annual total return        +18.29%    +16.15%    +22.77%     +6.94%        +7.32%
S&P GSTI COMPOSITE INDEX(1)
        Cumulative value of $10,000       $12,906    $15,189    $22,198    $18,127       $22,545
        Average annual total return        +29.06%    +14.95%    +17.29%     +6.13%        +7.67%
LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(2)
        Cumulative value of $10,000       $12,971    $15,484    $22,426    $17,648       $19,909
        Average annual total return        +29.71%    +15.69%    +17.53%     +5.84%        +6.46%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL TECHNOLOGY BOND FUND LINE GRAPH)

                                                   RIVERSOURCE GLOBAL
                                                 TECHNOLOGY FUND CLASS A       S&P GSTI COMPOSITE            LIPPER SCIENCE &
                                                 (INCLUDES SALES CHARGE)            INDEX(1)            TECHNOLOGY FUNDS INDEX(2)
                                                 -----------------------       ------------------       -------------------------
10/97                                                    $ 9,425                      $10,000                      $10,000
10/98                                                      9,678                       12,595                       10,748
10/99                                                     20,160                       22,545                       20,895
10/00                                                     33,583                       27,259                       28,202
10/01                                                     10,216                       11,937                       11,746
10/02                                                      6,577                        8,166                        7,870
10/03                                                     10,983                       12,211                       11,759
10/04                                                     11,686                       11,933                       11,396
10/05                                                     12,707                       12,673                       12,433
10/06                                                     15,453                       14,045                       13,606
10/07                                                     19,412                       18,127                       17,648

(1) The S&P GSTI Composite Index, formerly known as the Goldman Sachs Technology Index (GSTI) Composite Index, an unmanaged index, is a market capitalization-weighted index of approximately 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Nov. 13, 1996. S&P GSTI Composite Index and Lipper peer group data is from Dec. 1, 1996.
--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

                                                ENDING
                               BEGINNING     ACCOUNT VALUE     EXPENSES
                             ACCOUNT VALUE     OCT. 31,       PAID DURING     ANNUALIZED
                              MAY 1, 2007        2007        THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,169.20        $ 8.47           1.55%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.39        $ 7.88           1.55%
 Class B
   Actual(b)                    $1,000         $1,165.20        $12.66           2.32%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.51        $11.77           2.32%
 Class C
   Actual(b)                    $1,000         $1,169.60        $12.58           2.30%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.61        $11.67           2.30%
 Class I
   Actual(b)                    $1,000         $1,173.60        $ 5.20            .95%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.42        $ 4.84            .95%
 Class R4*
   Actual(b)                    $1,000         $1,171.80        $ 6.84           1.25%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.90        $ 6.36           1.25%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +16.92% for Class A, +16.52% for Class B, +16.96% for Class C, +17.36% for Class I and +17.18% for Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (93.2%)
ISSUER                                            SHARES                    VALUE(A)
CAPITAL MARKETS (--%)
Alibaba.com                                              500(b,c)               $871
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (15.0%)
Cisco Systems                                        351,912(b)           11,634,211
JDS Uniphase                                         148,072(b)            2,259,579
Juniper Networks                                      47,032(b)            1,693,152
Motorola                                             137,340               2,580,619
Nokia ADR                                             60,513(c)            2,403,576
Packeteer                                            154,845(b)            1,345,603
QUALCOMM                                              99,751               4,262,360
Telefonaktiebolaget LM Ericsson ADR                   52,539(c)            1,578,797
                                                                     ---------------
Total                                                                     27,757,897
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (18.4%)
Apple                                                 36,539(b)            6,940,583
Brocade Communications Systems                       169,175(b)            1,608,854
Dell                                                 163,453(b)            5,001,662
Hewlett-Packard                                      146,241               7,557,735
IBM                                                   60,951               7,077,630
Network Appliance                                     52,465(b)            1,652,123
SanDisk                                               38,203(b)            1,696,213
Seagate Technology                                    91,678(c)            2,552,316
                                                                     ---------------
Total                                                                     34,087,116
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Compass Diversified Holdings                          90,300               1,454,733
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
Cogent Communications Group                           69,524(b)            1,924,425
France Telecom                                        51,463(c)            1,903,180
Global Crossing                                       59,709(b,c,d)        1,259,263
Qwest Communications Intl                            111,496(b)              800,541
Telefonica                                           114,634(c)            3,795,815
                                                                     ---------------
Total                                                                      9,683,224
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET SOFTWARE & SERVICES (5.9%)
eBay                                                  64,984(b)           $2,345,922
Google Cl A                                           12,050(b)            8,519,350
                                                                     ---------------
Total                                                                     10,865,272
------------------------------------------------------------------------------------

IT SERVICES (5.3%)
Automatic Data Processing                             54,550               2,703,498
Cognizant Technology Solutions Cl A                   75,356(b)            3,124,260
Fiserv                                                26,276(b)            1,455,690
Ness Technologies                                    221,480(b,c)          2,591,316
                                                                     ---------------
Total                                                                      9,874,764
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (17.8%)
Atmel                                                586,244(b)            2,866,733
Broadcom Cl A                                         53,996(b)            1,757,570
Intel                                                381,047              10,250,164
Marvell Technology Group                             226,001(b,c)          4,074,798
Maxim Integrated Products                             74,185               2,010,414
MEMC Electronic Materials                             24,711(b)            1,809,339
Natl Semiconductor                                    64,509               1,621,756
NVIDIA                                                71,118(b)            2,516,155
Samsung Electronics                                    2,056(c)            1,266,179
Spansion Cl A                                        257,159(b)            1,812,971
Texas Instruments                                     92,983               3,031,246
                                                                     ---------------
Total                                                                     33,017,325
------------------------------------------------------------------------------------

SOFTWARE (23.7%)
Adobe Systems                                         91,390(b)            4,377,581
BEA Systems                                          195,829(b)            3,309,510
Citrix Systems                                        24,872(b)            1,069,247
Electronic Arts                                       31,272(b)            1,911,345
Microsoft                                            414,194              15,246,482
Nintendo                                               4,300(c)            2,731,667
Nuance Communications                                 87,773(b)            1,940,661
OPNET Technologies                                   100,000(b)            1,229,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOFTWARE (CONT.)
Oracle                                               369,044(b)           $8,181,706
Red Hat                                               87,777(b)            1,895,105
Salesforce.com                                        19,030(b)            1,072,721
TIBCO Software                                       115,073(b)            1,056,370
                                                                     ---------------
Total                                                                     44,021,395
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Vodafone Group                                       535,008(c)            2,108,018
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $144,954,802)                                                    $172,870,615
------------------------------------------------------------------------------------

MONEY MARKET FUND (6.3%)(e)
ISSUER                                            SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  11,594,115(f)          $11,594,115
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,594,115)                                                      $11,594,115
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $156,548,917)(g)                                                 $184,464,730
====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2007, the value of foreign securities represented 14.2% of net assets.

(d) At Oct. 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.5% of net assets. See Note 6 to the financial statements. The Fund's cash equivalent position is 5.8% of net assets.

(f)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(g) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $157,130,151 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $31,598,918
Unrealized depreciation                                             (4,264,339)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $27,334,579
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $144,954,802)         $172,870,615
   Affiliated money market fund (identified cost
   $11,594,115) (Note 7)                                          11,594,115
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $156,548,917)                                                 184,464,730
Foreign currency holdings (identified cost $923) (Note 1)                952
Capital shares receivable                                             89,068
Dividends receivable                                                  23,337
Receivable for investment securities sold                          2,012,698
----------------------------------------------------------------------------
Total assets                                                     186,590,785
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               171,471
Payable for investment securities purchased                              880
Payable upon return of securities loaned (Note 6)                    880,000
Accrued investment management services fee                             3,602
Accrued distribution fee                                               2,193
Accrued transfer agency fee                                              773
Accrued administrative services fee                                      300
Accrued plan administration services fee                                   1
Other accrued expenses                                                78,506
----------------------------------------------------------------------------
Total liabilities                                                  1,137,726
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $185,453,059
============================================================================

--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

OCT. 31, 2007

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                         $    635,009
Additional paid-in capital                                       489,129,855
Excess of distributions over net investment income                    (1,860)
Accumulated net realized gain (loss) (Note 9)                   (332,225,787)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            27,915,842
----------------------------------------------------------------------------
Total - representing net assets applicable to outstanding
   capital stock                                                $185,453,059
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $138,622,786
                                            Class B                            $ 42,629,517
                                            Class C                            $  4,011,851
                                            Class I                            $     18,312
                                            Class R4                           $    170,593
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)    45,570,117    $       3.04
                                            Class B shares       16,336,743    $       2.61
                                            Class C shares        1,532,650    $       2.62
                                            Class I shares            5,882    $       3.11
                                            Class R4 shares          55,549    $       3.07
-------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 6)                                                                    $    843,600
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $3.23. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  19

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007


INVESTMENT INCOME
Income:
Dividends                                                       $ 1,026,957
Income distributions from affiliated money market fund (Note
   7)                                                               325,369
Fee income from securities lending (Note 6)                          53,743
   Less foreign taxes withheld                                      (42,166)
---------------------------------------------------------------------------
Total income                                                      1,363,903
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,412,081
Distribution fee
   Class A                                                          316,437
   Class B                                                          417,897
   Class C                                                           35,534
Transfer agency fee
   Class A                                                          451,322
   Class B                                                          157,638
   Class C                                                           13,004
   Class R4                                                             325
Service fee -- Class R4                                                  68
Administrative services fee                                         103,335
Plan administration services fee - Class R4                             558
Compensation of board members                                         2,981
Custodian fees                                                       33,945
Printing and postage                                                 70,140
Registration fees                                                    41,780
Professional fees                                                    38,531
Other                                                                13,028
---------------------------------------------------------------------------
Total expenses                                                    3,108,604
   Earnings and bank fee credits on cash balances (Note 2)          (13,015)
---------------------------------------------------------------------------
Total net expenses                                                3,095,589
---------------------------------------------------------------------------
Investment income (loss) - net                                   (1,731,686)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                32,315,477
   Foreign currency transactions                                    (30,792)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          32,284,685
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          8,992,097
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            41,276,782
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $39,545,096
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS
Investment income (loss) - net                            $ (1,731,686)   $ (1,876,776)
Net realized gain (loss) on investments                     32,284,685      24,531,936
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                         8,992,097       9,282,250
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               39,545,096      31,937,410
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  21,370,119      16,756,579
   Class B shares                                            3,823,491       3,746,698
   Class C shares                                              784,042         483,485
   Class R4 shares                                             221,867         179,064
Payments for redemptions
   Class A shares                                          (35,029,639)    (36,795,583)
   Class B shares (Note 2)                                 (13,037,111)    (15,568,576)
   Class C shares (Note 2)                                    (989,760)       (854,294)
   Class R4 shares                                            (653,020)        (43,302)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (23,510,011)    (32,095,929)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     16,035,085        (158,519)
Net assets at beginning of year                            169,417,974     169,576,493
--------------------------------------------------------------------------------------
Net assets at end of year                                 $185,453,059    $169,417,974
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     (1,860)   $         --
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Technology Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at

--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  23

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings were entirely comprised of South Korean wons.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing

--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,729,826 and accumulated net realized loss has been decreased by $30,792 resulting in a net reclassification adjustment to decrease paid-in capital by $1,760,618.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                           2007    2006
--------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.....................................     $--     $--
      Long-term capital gain..............................     --      --
CLASS B
Distributions paid from:
      Ordinary income.....................................     --      --
      Long-term capital gain..............................     --      --

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  25

YEAR ENDED OCT. 31,                                           2007    2006
--------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income.....................................     --      --
      Long-term capital gain..............................     --      --
CLASS I
Distributions paid from:
      Ordinary income.....................................     --      --
      Long-term capital gain..............................     --      --
CLASS R4*
Distributions paid from:
      Ordinary income.....................................     --      --
      Long-term capital gain..............................     --      --

* Effective Dec. 11, 2006, Class Y was renamed to Class R4.

As of Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $          --
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(331,644,553)
Unrealized appreciation (depreciation)...................    $  27,332,748

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreements RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $172,062 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.82% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.06% of the Fund's average daily net assets.

Other expenses in the amount of $774 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  27

Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $181,408 for Class A, $30,871 for Class B and $495 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $13,015 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $277,607,298 and $314,305,732 respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  29

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED OCT. 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       8,002,124         --          (13,306,617)       (5,304,493)
Class B                       1,671,730         --           (5,677,043)       (4,005,313)
Class C                         339,430         --             (436,868)          (97,438)
Class I                              --         --                   --                --
Class R4*                        88,006         --             (256,250)         (168,244)
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED OCT. 31, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       7,679,804         --          (16,832,375)       (9,152,571)
Class B                       1,956,234         --           (8,357,096)       (6,400,862)
Class C                         247,215         --             (446,399)         (199,184)
Class I                              --         --                   --                --
Class R4*                        80,137         --              (19,274)           60,863
----------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract, if any, is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                         CURRENCY TO       CURRENCY TO        UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED      BE RECEIVED       APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------
Nov. 6, 2007                     880                6,818         $--             $--
                         U.S. Dollar     Hong Kong Dollar
-----------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Oct. 31, 2007, securities valued at $843,600 were on loan to brokers. For collateral, the Fund received $880,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $53,743 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $5,026 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $143,169,468 and $142,845,282, respectively, for the year ended Oct. 31, 2007.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  31

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $331,644,553 at Oct. 31, 2007, that if not offset by capital gains will expire as follows:

    2009          2010
$250,345,326   $81,299,227

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. CONCENTRATION OF RISK

FOREIGN RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT 33 contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.42          $1.99          $1.83          $1.72          $1.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)(b)       (.02)          (.02)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .64            .45            .18            .14            .71
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .62            .43            .16            .11            .69
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.04          $2.42          $1.99          $1.83          $1.72
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $139           $123           $120           $146           $145
-----------------------------------------------------------------------------------------------------------
Total expenses (c),(d)                    1.60%          1.69%          1.75%          1.74%          1.94%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.80%)         (.89%)         (.92%)        (1.48%)        (1.47%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    167%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          25.62%         21.61%          8.74%          6.40%         66.99%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.09          $1.74          $1.60          $1.53          $ .92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.03)          (.03)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .56            .38            .17            .11            .64
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .52            .35            .14            .07            .61
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.61          $2.09          $1.74          $1.60          $1.53
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $43            $42            $46            $59            $64
-----------------------------------------------------------------------------------------------------------
Total expenses (c),(d)                    2.38%          2.47%          2.53%          2.52%          2.75%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.58%)        (1.66%)        (1.71%)        (2.26%)        (2.27%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    167%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          24.88%         20.12%          8.75%          4.58%         66.30%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.10          $1.74          $1.61          $1.53           $.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.03)          (.03)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .56            .39            .16            .12            .64
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .52            .36            .13            .08            .61
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.62          $2.10          $1.74          $1.61          $1.53
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $4             $3             $3             $4             $4
-----------------------------------------------------------------------------------------------------------
Total expenses (c),(d)                    2.36%          2.45%          2.52%          2.49%          2.72%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.56%)        (1.66%)        (1.69%)        (2.23%)        (2.26%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    167%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          24.76%         20.69%          8.07%          5.23%         66.30%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $2.46          $2.01          $1.83          $1.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(c)       (.01)          (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .66            .46            .19            .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .65            .45            .18            .13
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.11          $2.46          $2.01          $1.83
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses (d),(e)                     .99%          1.01%          1.04%          1.03%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.19%)         (.22%)         (.21%)         (.73%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    167%           196%           115%           349%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          26.42%         22.39%          9.84%          7.65%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from July 15, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.43          $2.00          $1.83          $1.72          $1.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.02)          (.02)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .65            .45            .19            .13            .71
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .64            .43            .17            .11            .69
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.07          $2.43          $2.00          $1.83          $1.72
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--             $1            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.34%          1.47%          1.54%          1.55%          1.69%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.34%          1.47%          1.54%          1.55%          1.69%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.52%)         (.68%)         (.73%)        (1.28%)        (1.25%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    167%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          26.34%         21.50%          9.29%          6.40%         66.99%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE GLOBAL TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Technology Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Technology Fund of the RiverSource Global Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

 40 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  41

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 42 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  43

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT  45

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 46 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) GLOBAL TECHNOLOGY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6395 M (12/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Global Series, Inc. were as follows:

                                 2007 - $168,900

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Global Series, Inc. were as follows:

                                  2007 - $4,770

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Global Series, Inc. were as follows:

                                 2007 - $19,800

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Global Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $608,150

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Global Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 2, 2008